SCHEDULE 14A

Joint Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

RiverSource Strategy Series, Inc.

(Name of registrant as specified in its charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6((i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RiverSource Bond Series, Inc.	RiverSource Managers Series, Inc.
RiverSource Diversified Income Series, Inc.	RiverSource Market Advantage Series, Inc.
RiverSource Equity Series, Inc.	RiverSource Money Market Series, Inc.
RiverSource Global Series, Inc.	RiverSource Sector Series, Inc.
RiverSource Government Income Series, Inc.	RiverSource Series Trust
RiverSource High Yield Income Series, Inc.	RiverSource Short Term Investments Series, Inc.
RiverSource Income Series, Inc.	RiverSource Special Tax-Exempt Series Trust
RiverSource International Managers Series, Inc.	RiverSource Strategic Allocation Series, Inc.
RiverSource International Series, Inc.	RiverSource Strategy Series, Inc.
RiverSource Investment Series, Inc.	RiverSource Tax-Exempt Series, Inc.
RiverSource Large Cap Series, Inc.

50606 Ameriprise Financial Center, Minneapolis, MN 55474

Current Fund Name	Previous Fund Name	Registrant

Columbia 120/20 Contrarian Equity Fund	RiverSource 120/20 Contrarian Equity Fund	RiverSource Series Trust
Columbia Absolute Return Currency and Income Fund	RiverSource Absolute Return Currency and Income Fund	RiverSource Global Series, Inc.
Columbia AMT-Free Tax-Exempt Bond Fund	RiverSource Tax-Exempt Bond Fund	RiverSource Tax-Exempt Series, Inc.
Columbia Asia Pacific ex-Japan Fund	Threadneedle Asia Pacific Fund	RiverSource International Series, Inc.
Columbia Diversified Bond Fund	RiverSource Diversified Bond Fund	RiverSource Diversified Income Series, Inc.
Columbia Diversified Equity Income Fund	RiverSource Diversified Equity Income Fund	RiverSource Investment Series, Inc.
Columbia Dividend Opportunity Fund	RiverSource Dividend Opportunity Fund	RiverSource Sector Series, Inc.
Columbia Emerging Markets Bond Fund	RiverSource Emerging Markets Bond Fund	RiverSource Global Series, Inc.
Columbia Emerging Markets Opportunity Fund	Threadneedle Emerging Markets Fund	RiverSource Global Series, Inc.
Columbia Equity Value Fund	RiverSource Equity Value Fund	RiverSource Strategy Series, Inc.
Columbia European Equity Fund	Threadneedle European Equity Fund	RiverSource International Series, Inc.
Columbia Floating Rate Fund	RiverSource Floating Rate Fund	RiverSource Bond Series, Inc.
Columbia Global Bond Fund	RiverSource Global Bond Fund	RiverSource Global Series, Inc.
Columbia Global Equity Fund	Threadneedle Global Equity Fund	RiverSource Global Series, Inc.
Columbia Global Extended Alpha Fund	Threadneedle Global Extended Alpha Fund	RiverSource Global Series, Inc.
Columbia High Yield Bond Fund	RiverSource High Yield Bond Fund	RiverSource High Yield Income Series, Inc.
Columbia Income Builder Fund	RiverSource Income Builder Basic Income Fund	RiverSource Income Series, Inc.
Columbia Income Opportunities Fund	RiverSource Income Opportunities Fund	RiverSource Bond Series, Inc.
Columbia Inflation Protected Securities Fund	RiverSource Inflation Protected Securities Fund	RiverSource Bond Series, Inc.
Columbia Large Core Quantitative Fund	RiverSource Disciplined Equity Fund	RiverSource Large Cap Series, Inc.
Columbia Large Growth Quantitative Fund	RiverSource Disciplined Large Cap Growth Fund	RiverSource Investment Series, Inc.
Columbia Large Value Quantitative Fund	RiverSource Disciplined Large Cap Value Fund	RiverSource Investment Series, Inc.
Columbia Limited Duration Credit Fund	RiverSource Limited Duration Bond Fund	RiverSource Bond Series, Inc.
Columbia Marsico Flexible Capital Fund	n/a	RiverSource Series Trust
Columbia Mid Cap Growth Opportunity Fund	RiverSource Mid Cap Growth Fund	RiverSource Equity Series, Inc.
Columbia Mid Cap Value Opportunity Fund	RiverSource Mid Cap Value Fund	RiverSource Investment Series, Inc.
Columbia Minnesota Tax-Exempt Fund	RiverSource Minnesota Tax-Exempt Fund	RiverSource Special Tax-Exempt Series Trust
Columbia Money Market Fund	RiverSource Cash Management Fund	RiverSource Money Market Series, Inc.
Columbia Multi-Advisor International Value Fund	RiverSource Partners International Select Value Fund	RiverSource International Managers Series, Inc.
Columbia Multi-Advisor Small Cap Value Fund	RiverSource Partners Small Cap Value Fund	RiverSource Managers Series, Inc.
Columbia Portfolio Builder Aggressive Fund	RiverSource Portfolio Builder Aggressive Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Conservative Fund	RiverSource Portfolio Builder Conservative Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Aggressive Fund	RiverSource Portfolio Builder Moderate Aggressive Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Conservative Fund	RiverSource Portfolio Builder Moderate Conservative Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Fund	RiverSource Portfolio Builder Moderate Fund	RiverSource Market Advantage Series, Inc.
Columbia Recovery and Infrastructure Fund	RiverSource Recovery and Infrastructure Fund	RiverSource Series Trust
Columbia Retirement Plus 2010 Fund	RiverSource Retirement Plus 2010 Fund	RiverSource Series Trust
Columbia Retirement Plus 2015 Fund	RiverSource Retirement Plus 2015 Fund	RiverSource Series Trust
Columbia Retirement Plus 2020 Fund	RiverSource Retirement Plus 2020 Fund	RiverSource Series Trust
Columbia Retirement Plus 2025 Fund	RiverSource Retirement Plus 2025 Fund	RiverSource Series Trust
Columbia Retirement Plus 2030 Fund	RiverSource Retirement Plus 2030 Fund	RiverSource Series Trust
Columbia Retirement Plus 2035 Fund	RiverSource Retirement Plus 2035 Fund	RiverSource Series Trust
Columbia Retirement Plus 2040 Fund	RiverSource Retirement Plus 2040 Fund	RiverSource Series Trust
Columbia Retirement Plus 2045 Fund	RiverSource Retirement Plus 2045 Fund	RiverSource Series Trust
Columbia Short-Term Cash Fund	RiverSource Short-Term Cash Fund	RiverSource Short Term Investments Series, Inc.
Columbia Strategic Allocation Fund	RiverSource Strategic Allocation Fund	RiverSource Strategic Allocation Series, Inc.
Columbia U.S. Government Mortgage Fund	RiverSource U.S. Government Mortgage Fund	RiverSource Government Income Series, Inc.

(each, a “Fund” and collectively, the “Funds”)		(each, a “Company” and collectively, the “Companies”)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

This is a brief overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.	On February [15], 2011, a Joint Special Meeting of Shareholders of each Fund and each Company (defined above) as a whole (the “Meeting”) will be held at [One Financial Center, Boston, Massachusetts, 02111], at [—] [a.m.][p.m.], local time. You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	What are the proposals?

A.	Shareholders are being asked to vote on the following proposals:

•	The election of 16 individuals to serve on the boards of directors/trustees of the Companies (Proposal 1);

•

For the following Funds, an amendment to their Company’s governing documents to increase the maximum permissible number of directors/trustees (Proposal 2): (i) each Fund that is a series of a Minnesota corporation and (ii) Columbia Minnesota Tax-Exempt Fund;

•

An Agreement and Plan of Redomiciling to reorganize or “redomicile” (i) each Fund that is a series of a Minnesota corporation and (ii) Columbia Minnesota Tax-Exempt Fund, in each case, into a series of an existing Massachusetts business trust (Proposal 3);

•	For certain Funds, the approval of a proposed Investment Management Services Agreement (Proposal 4); and

•

For certain Funds, the authorization of the Fund’s investment manager to enter into and materially amend such Fund’s subadvisory agreements in the future without obtaining shareholder approval (Proposal 5).

Q.	Why am I being asked to elect directors/trustees?

A.	On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Funds’ investment manager (“Columbia Management”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds that were then branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex” and, together with the Columbia Fund Complex, the “Combined Fund Complex”).

Following the Transaction, the boards of directors/trustees of the RiverSource Fund Complex (collectively, the “Columbia RiverSource Boards”) and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund

Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees. In this regard, the Columbia Nations Board and the Columbia RiverSource Boards each determined that the consolidation would enhance the oversight of a larger fund family and should achieve cost efficiencies for fund shareholders.

In order to effect the consolidation, each Columbia RiverSource Boards’ Board Governance Committee and each full Columbia RiverSource Board have nominated the 16 individuals listed in the Joint Proxy Statement for election to the Columbia RiverSource Boards, each to hold office for an indefinite term. Information about each nominee is set forth in the Joint Proxy Statement under Proposal 1.

Q.	For certain Funds, why am I being asked to vote on an amendment to my Company’s Articles of Incorporation or Declaration of Trust?

A.	The Articles of Incorporation of the Companies that are Minnesota corporations (each, a “Charter Company” and collectively, the “Charter Companies”) and the Declaration of Trust of RiverSource Special Tax-Exempt Series Trust, a Massachusetts business trust (also a “Charter Company”), include provisions that limit board size to 15 directors/trustees. To permit the implementation of Proposal 1, each Charter Company’s Articles of Incorporation or Declaration of Trust must be amended to increase the maximum permissible number of directors/trustees, which requires shareholder approval.

Q.	For certain Funds, why am I being asked to approve an Agreement and Plan of Redomiciling (the “Redomiciling Agreement”)?

A.	The redomicilings are being proposed to change the domicile and/or form of organization (each, a “Redomiciling” and collectively, the “Redomicilings”) of each Fund that is a series of a Charter Company (each, a “Redomiciling Company” and collectively, the “Redomiciling Companies”), into new series of RiverSource Series Trust, an existing Massachusetts business trust. In order to effect the Redomicilings, shareholders of the following Funds (each, a “Redomiciling Fund” and collectively, the “Redomiciling Funds”) are being asked to approve the Redomiciling Agreement:

• Columbia Absolute Return Currency and Income Fund	• Columbia Large Core Quantitative Fund

• Columbia AMT-Free Tax-Exempt Bond Fund	• Columbia Large Growth Quantitative Fund

• Columbia Asia Pacific ex-Japan Fund	• Columbia Large Value Quantitative Fund

• Columbia Diversified Bond Fund	• Columbia Limited Duration Credit Fund

• Columbia Diversified Equity Income Fund	• Columbia Mid Cap Growth Opportunity Fund

• Columbia Dividend Opportunity Fund	• Columbia Mid Cap Value Opportunity Fund

• Columbia Emerging Markets Bond Fund	• Columbia Money Market Fund

• Columbia Emerging Markets Opportunity Fund	• Columbia Minnesota Tax-Exempt Fund

• Columbia Equity Value Fund	• Columbia Multi-Advisor International Value Fund

• Columbia European Equity Fund	• Columbia Multi-Advisor Small Cap Value Fund

• Columbia Floating Rate Fund	• Columbia Portfolio Builder Aggressive Fund

• Columbia Global Bond Fund	• Columbia Portfolio Builder Conservative Fund

• Columbia Global Equity Fund	• Columbia Portfolio Builder Moderate Aggressive Fund

• Columbia Global Extended Alpha Fund	• Columbia Portfolio Builder Moderate Conservative Fund

• Columbia High Yield Bond Fund	• Columbia Portfolio Builder Moderate Fund

• Columbia Income Builder Fund	• Columbia Short-Term Cash Fund

• Columbia Income Opportunities Fund	• Columbia Strategic Allocation Fund

• Columbia Inflation Protected Securities Fund	• Columbia U.S. Government Mortgage Fund

The boards of directors/trustees of the Redomiciling Companies believe that the Redomicilings into series of RiverSource Series Trust should benefit the Redomiciling Funds and their shareholders in several ways, including enhancing the opportunity for operating efficiencies and cost savings by becoming part of the same legal entity under which many of the funds in the Combined Fund Complex are organized. In addition, as part of a combined Massachusetts business trust, the Redomiciling Funds should have greater flexibility to implement certain types of changes in the future that may provide cost savings for shareholders.

A vote to approve the Redomiciling with respect to any Fund will also constitute a vote to approve, if necessary to effect the Redomiciling, an amendment to the governing documents of the Fund’s corresponding Redomiciling Company.

The reasons why each Redomiciling Fund’s Board unanimously recommends that shareholders vote “FOR” this proposal are discussed in more detail in the Joint Proxy Statement.

Q.	Will I pay any taxes, sales charges, or other similar fees in connection with the Redomicilings?

A.	No. Each Redomiciling is expected to qualify as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, and no sales charges or other similar fees will be charged in connection with the Redomicilings.

Q.	If approved, will the Redomicilings affect my investment?

A.	No. If approved by shareholders, the Redomicilings will not affect your investment in a Redomiciling Fund or how your Fund is managed, and will not change investment policies or strategies or any of the Redomiciling Fund’s service providers, including the investment manager, subadvisers or current portfolio managers. Your Redomiciling Fund’s directors/trustees will continue to have the duty to act with due care and in the best interests of Fund shareholders.

Q.	For certain Funds, why am I being asked to approve a proposed Investment Management Services Agreement?

A.	For each Fund except Columbia Marsico Flexible Capital Fund, Proposal 4 requests your vote on a proposed Investment Management Services Agreement (each, a “Proposed IMS Agreement” and collectively, the “Proposed IMS Agreements”) between your Fund and Columbia Management. The Proposed IMS Agreements, if approved, would conform to the standard form of Investment Management Services Agreement used by the other funds in the Combined Fund Complex and are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the Proposed IMS Agreements, the Funds would continue to be managed by Columbia Management and are expected to receive at least the same level and quality of services as those received under the Investment Management Services Agreements currently in effect. Additionally, as summarized below, for certain Funds, the Proposed IMS Agreements reflect an increase in the applicable investment advisory fee rates. With respect to each Fund that has a performance incentive adjustment (a “PIA”) to its applicable investment advisory fee rate, the Proposed IMS Agreements reflect the elimination of the PIA.

Q.	How would the Proposed IMS Agreements affect my Fund?

A.	The Proposed IMS Agreements would affect different Funds in different ways:

(a)	For certain Funds (each, an “IMS Fund” and collectively, the “IMS Funds”), the Proposed IMS Agreements include certain changes to the terms and conditions of the Funds’ existing Investment Management Services Agreements, but would neither increase investment advisory fee rates nor eliminate a PIA because a PIA does not currently exist for such Fund (“Non-Fee Changes”). The IMS Funds are:

• Columbia Absolute Return Currency and Income Fund	• Columbia Portfolio Builder Conservative Fund

• Columbia AMT-Free Tax-Exempt Bond Fund	• Columbia Portfolio Builder Moderate Aggressive Fund

• Columbia Emerging Markets Bond Fund	• Columbia Portfolio Builder Moderate Conservative Fund

• Columbia Floating Rate Fund	• Columbia Portfolio Builder Moderate Fund

• Columbia Global Bond Fund	• Columbia Retirement Plus 2010 Fund

• Columbia High Yield Bond Fund	• Columbia Retirement Plus 2015 Fund

• Columbia Income Builder Fund	• Columbia Retirement Plus 2020 Fund

• Columbia Income Opportunities Fund	• Columbia Retirement Plus 2025 Fund

• Columbia Inflation Protected Securities Fund	• Columbia Retirement Plus 2030 Fund

• Columbia Limited Duration Credit Fund	• Columbia Retirement Plus 2035 Fund

• Columbia Money Market Fund	• Columbia Retirement Plus 2040 Fund

• Columbia Portfolio Builder Aggressive Fund	• Columbia Retirement Plus 2045 Fund

v

(b)	For certain Funds (each, an “IMS/Fee Increase Fund” and collectively, the “IMS/Fee Increase Funds”), the Proposed IMS Agreements include (i) the Non-Fee Changes and (ii) an increase to the investment advisory fee rates payable to Columbia Management at certain asset levels. The IMS/Fee Increase Funds are:

•	Columbia Diversified Bond Fund

•	Columbia Minnesota Tax-Exempt Fund

•	Columbia U.S. Government Mortgage Fund

(c)	For certain Funds (each, an “IMS/PIA Fund” and collectively, the “IMS/PIA Funds”), the Proposed IMS Agreements include (i) the Non-Fee Changes and (ii) the elimination of a PIA. The IMS/PIA Funds are:

•	Columbia 120/20 Contrarian Equity Fund

•	Columbia Asia Pacific ex-Japan Fund

•	Columbia Emerging Markets Opportunity Fund

•	Columbia European Equity Fund

•	Columbia Global Equity Fund

•	Columbia Global Extended Alpha Fund

•	Columbia Multi-Advisor International Value Fund

•	Columbia Multi-Advisor Small Cap Value Fund

•	Columbia Recovery and Infrastructure Fund

(d)	For certain Funds (each, an “IMS/Fee Increase/PIA Fund” and collectively, the “IMS/Fee Increase/PIA Funds”), the Proposed IMS Agreements include (i) the Non-Fee Changes, (ii) an increase to the investment advisory fee rates payable to Columbia Management at all or most asset levels and (iii) the elimination of a PIA. The IMS/Fee Increase/PIA Funds are:

•	Columbia Diversified Equity Income Fund

•	Columbia Dividend Opportunity Fund

•	Columbia Equity Value Fund

•	Columbia Large Core Quantitative Fund

•	Columbia Large Growth Quantitative Fund

•	Columbia Large Value Quantitative Fund

•	Columbia Mid Cap Growth Opportunity Fund

•	Columbia Mid Cap Value Opportunity Fund

•	Columbia Strategic Allocation Fund

Q.	For the IMS/Fee Increase Funds, the IMS/PIA Funds and the IMS/Fee Increase/PIA Funds, why should I approve a Proposed IMS Agreement that would or could increase the investment advisory fee rates payable by my Fund?

A.	The Proposed IMS Agreements are part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration fee rates), to the extent possible, across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Minnesota Tax-Exempt Fund with those of all other single state tax-exempt funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Continuing to implement contractual expense limitations that will generally cap annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of the other funds in the respective fund’s peer group (as determined annually by an independent third-party data provider); and

•	Correlating investment advisory and administration fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS/Fee Increase Funds would increase at certain asset levels, the investment advisory fee rates payable by the IMS/PIA Funds would increase under certain circumstances and the investment advisory fee rates payable by the IMS/Fee Increase/PIA Funds would increase at all or most asset levels, as described in the accompanying Joint Proxy Statement. However, the net cumulative effect of the larger group of proposals is expected to be a reduction in the overall fees payable by the Combined Fund Complex. This will benefit many shareholders, especially since many shareholders own shares of more than one fund.

Q.	How would the proposed increase in investment advisory fee rates affect my Fund’s expenses?

A.	Although the Proposed IMS Agreements would result in higher investment advisory fee rates payable by certain Funds, they would not necessarily result in higher gross expenses for those Funds in light of their current asset levels and contemporaneous reductions in other fee rates.

Moreover, Columbia Management has agreed to continue implementing contractual expense limitations that will generally cap annual operating expense ratios at levels that are at or below the median net operating expense ratio of the other funds in the Fund’s respective peer group. These commitments may mitigate the impact of any fee rate increases resulting from the amended fee schedules.

A comparison of the investment advisory fee rates and gross and net expense ratios is included in the accompanying Joint Proxy Statement. If you do not hold shares of an IMS/Fee Increase Fund, an IMS/PIA Fund or an IMS/Fee Increase/PIA Fund, the investment advisory fee rates payable by your Fund under the Proposed IMS Agreement will not increase from the investment advisory fee rates currently paid by your Fund.

Q.	For the IMS/PIA Funds and the IMS/Fee Increase/PIA Funds, why should I approve a Proposed IMS Agreement that would eliminate the PIA?

A.	Columbia Management has proposed eliminating the PIA for each fund in the Combined Fund Complex that has a PIA. In the case of each IMS/PIA Fund and each IMS/Fee Increase/PIA Fund, the corresponding Columbia RiverSource Board has determined that the elimination of a PIA would be in the best interests of shareholders of such Fund because, among other things, it would align the fee structure of each IMS/PIA Fund and each IMS/Fee Increase/PIA Fund with the investment management service and fee structure currently in place across most funds in the Combined Fund Complex. In addition, the Columbia RiverSource Board reviewed current industry practices and determined that the use of a PIA is not prevalent among major fund complexes.

The elimination of a PIA may result in an increase or decrease in the investment advisory fee that would actually be payable by a particular IMS/PIA Fund or IMS/Fee Increase/PIA Fund to Columbia Management in any given year, depending on whether investment performance lagged or exceeded the relevant benchmark. For certain IMS/PIA Funds and IMS/Fee Increase/PIA Funds, Columbia Management has begun phasing out the PIA over a pre-determined transition period as further described in the accompanying Joint Proxy Statement.

Q:	What is the Manager of Managers Proposal?

A.

The Board of Directors of each of RiverSource Money Market Series, Inc., RiverSource Diversified Income Series, Inc., RiverSource Global Series, Inc., RiverSource High Yield Income Series, Inc. and RiverSource Tax-Exempt Series, Inc. and the Board of Trustees of RiverSource Special Tax-Exempt

Series Trust (each, a “MofM Board” and collectively, the “MofM Boards”), on behalf of certain of its respective Funds, has approved a proposal (the “Manager of Managers Proposal”) authorizing Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of the applicable MofM Board, but without obtaining approval from shareholders of the corresponding Fund. Specifically, the MofM Boards approved the Manager of Managers Proposal on behalf of each of the following Funds: Columbia Money Market Fund, Columbia Diversified Bond Fund, Columbia Global Bond Fund, Columbia High Yield Bond, Columbia AMT-Free Tax-Exempt Bond Fund and Columbia Minnesota Tax-Exempt Fund, respectively (each, a “MofM Fund” and collectively, the “MofM Funds”).

Q:	Why am I being asked to vote on the Manager of Managers Proposal?

A.	The Manager of Managers Proposal will afford Columbia Management the flexibility to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated with Columbia Management, with the approval of only the applicable MofM Board, and without incurring the costs and delays associated with holding a shareholder meeting. Most of the funds in the Combined Fund Complex already have an identical policy. Therefore, approval of the Manager of Managers Proposal will conform the MofM Funds’ policies in this respect to the current policy of most of the funds in the Combined Fund Complex.

Although none of the MofM Funds currently has any subadvisory agreements, if shareholders of the MofM Funds approve Proposal 5, Columbia Management would have the authority to enter into such relationships and evaluate them in the broader context of its manager of managers/subadviser program. To the extent Columbia Management decides to enter into or change any such subadvisory relationship, that recommendation could not be implemented without Board approval, but would not require future shareholder approval unless an affiliated subadviser is selected.

Q.	How do the Columbia RiverSource Boards recommend that I vote?

A.	The Columbia RiverSource Boards unanimously recommend that you vote FOR the election of each nominee and FOR all other Proposals.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. Columbia Management or an affiliated company will bear all of these costs.

Q.	How can I vote?

A.	You can vote in one of four ways:

•	By telephone: [—]

•	By internet: [—]

•	By mail: [—]

•

In person at the Meeting scheduled to occur on February [15], 2011 at [One Financial Center, Boston, Massachusetts, 02111], at [—] [a.m.][p.m.], local time. If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you may receive a separate Proxy Card for each such Fund or account, and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	Please check www.columbiamanagement.com for updated information on the proposals. The final voting results for each proposal also will be posted there and included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.	If you have questions about any of the proposals described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at (800) 708-7953.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Current Fund Name	Previous Fund Name	Registrant

Columbia 120/20 Contrarian Equity Fund	RiverSource 120/20 Contrarian Equity Fund	RiverSource Series Trust
Columbia Absolute Return Currency and Income Fund	RiverSource Absolute Return Currency and Income Fund	RiverSource Global Series, Inc.
Columbia AMT-Free Tax-Exempt Bond Fund	RiverSource Tax-Exempt Bond Fund	RiverSource Tax-Exempt Series, Inc.
Columbia Asia Pacific ex-Japan Fund	Threadneedle Asia Pacific Fund	RiverSource International Series, Inc.
Columbia Diversified Bond Fund	RiverSource Diversified Bond Fund	RiverSource Diversified Income Series, Inc.
Columbia Diversified Equity Income Fund	RiverSource Diversified Equity Income Fund	RiverSource Investment Series, Inc.
Columbia Dividend Opportunity Fund	RiverSource Dividend Opportunity Fund	RiverSource Sector Series, Inc.
Columbia Emerging Markets Bond Fund	RiverSource Emerging Markets Bond Fund	RiverSource Global Series, Inc.
Columbia Emerging Markets Opportunity Fund	Threadneedle Emerging Markets Fund	RiverSource Global Series, Inc.
Columbia Equity Value Fund	RiverSource Equity Value Fund	RiverSource Strategy Series, Inc.
Columbia European Equity Fund	Threadneedle European Equity Fund	RiverSource International Series, Inc.
Columbia Floating Rate Fund	RiverSource Floating Rate Fund	RiverSource Bond Series, Inc.
Columbia Global Bond Fund	RiverSource Global Bond Fund	RiverSource Global Series, Inc.
Columbia Global Equity Fund	Threadneedle Global Equity Fund	RiverSource Global Series, Inc.
Columbia Global Extended Alpha Fund	Threadneedle Global Extended Alpha Fund	RiverSource Global Series, Inc.
Columbia High Yield Bond Fund	RiverSource High Yield Bond Fund	RiverSource High Yield Income Series, Inc.
Columbia Income Builder Fund	RiverSource Income Builder Basic Income Fund	RiverSource Income Series, Inc.
Columbia Income Opportunities Fund	RiverSource Income Opportunities Fund	RiverSource Bond Series, Inc.
Columbia Inflation Protected Securities Fund	RiverSource Inflation Protected Securities Fund	RiverSource Bond Series, Inc.
Columbia Large Core Quantitative Fund	RiverSource Disciplined Equity Fund	RiverSource Large Cap Series, Inc.
Columbia Large Growth Quantitative Fund	RiverSource Disciplined Large Cap Growth Fund	RiverSource Investment Series, Inc.
Columbia Large Value Quantitative Fund	RiverSource Disciplined Large Cap Value Fund	RiverSource Investment Series, Inc.
Columbia Limited Duration Credit Fund	RiverSource Limited Duration Bond Fund	RiverSource Bond Series, Inc.
Columbia Marsico Flexible Capital Fund	n/a	RiverSource Series Trust
Columbia Mid Cap Growth Opportunity Fund	RiverSource Mid Cap Growth Fund	RiverSource Equity Series, Inc.
Columbia Mid Cap Value Opportunity Fund	RiverSource Mid Cap Value Fund	RiverSource Investment Series, Inc.
Columbia Minnesota Tax-Exempt Fund	RiverSource Minnesota Tax-Exempt Fund	RiverSource Special Tax-Exempt Series Trust
Columbia Money Market Fund	RiverSource Cash Management Fund	RiverSource Money Market Series, Inc.
Columbia Multi-Advisor International Value Fund	RiverSource Partners International Select Value Fund	RiverSource International Managers Series, Inc.
Columbia Multi-Advisor Small Cap Value Fund	RiverSource Partners Small Cap Value Fund	RiverSource Managers Series, Inc.
Columbia Portfolio Builder Aggressive Fund	RiverSource Portfolio Builder Aggressive Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Conservative Fund	RiverSource Portfolio Builder Conservative Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Aggressive Fund	RiverSource Portfolio Builder Moderate Aggressive Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Conservative Fund	RiverSource Portfolio Builder Moderate Conservative Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Fund	RiverSource Portfolio Builder Moderate Fund	RiverSource Market Advantage Series, Inc.
Columbia Recovery and Infrastructure Fund	RiverSource Recovery and Infrastructure Fund	RiverSource Series Trust
Columbia Retirement Plus 2010 Fund	RiverSource Retirement Plus 2010 Fund	RiverSource Series Trust
Columbia Retirement Plus 2015 Fund	RiverSource Retirement Plus 2015 Fund	RiverSource Series Trust
Columbia Retirement Plus 2020 Fund	RiverSource Retirement Plus 2020 Fund	RiverSource Series Trust
Columbia Retirement Plus 2025 Fund	RiverSource Retirement Plus 2025 Fund	RiverSource Series Trust
Columbia Retirement Plus 2030 Fund	RiverSource Retirement Plus 2030 Fund	RiverSource Series Trust
Columbia Retirement Plus 2035 Fund	RiverSource Retirement Plus 2035 Fund	RiverSource Series Trust
Columbia Retirement Plus 2040 Fund	RiverSource Retirement Plus 2040 Fund	RiverSource Series Trust
Columbia Retirement Plus 2045 Fund	RiverSource Retirement Plus 2045 Fund	RiverSource Series Trust
Columbia Short-Term Cash Fund	RiverSource Short-Term Cash Fund	RiverSource Short Term Investments Series, Inc.
Columbia Strategic Allocation Fund	RiverSource Strategic Allocation Fund	RiverSource Strategic Allocation Series, Inc.
Columbia U.S. Government Mortgage Fund	RiverSource U.S. Government Mortgage Fund	RiverSource Government Income Series, Inc.

(each, a “Fund” and collectively, the “Funds”)		(each, a “Company” and collectively, the “Companies”)

to be held on February [15], 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each Fund and Company listed above as a whole will be held at [One Financial Center, Boston, Massachusetts, 02111] at [—] [a.m.][p.m.], local time on February [15], 2011. At the Meeting, shareholders will be asked to:

Proposal		Fund(s) Covered by Proposals

1.	Elect directors/trustees to the board of directors/trustees of the Company, each to hold office for an indefinite term.	All Funds

i

Proposal		Fund(s) Covered by Proposals

2.	Approve a proposed amendment to the Articles of Incorporation or Declaration of Trust of certain Companies, which would increase the maximum number of directors/trustees of such Company.	Columbia Absolute Return Currency and Income Fund Columbia AMT-Free Tax-Exempt Bond Fund Columbia Asia Pacific ex-Japan Fund Columbia Diversified Bond Fund

Columbia Diversified Equity Income Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia Emerging Markets Opportunity Fund

Columbia Equity Value Fund

Columbia European Equity Fund

Columbia Floating Rate Fund

Columbia Global Bond Fund

Columbia Global Equity Fund

Columbia Global Extended Alpha Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Inflation Protected Securities Fund

Columbia Large Core Quantitative Fund

Columbia Large Growth Quantitative Fund

Columbia Large Value Quantitative Fund

Columbia Limited Duration Credit Fund

Columbia Mid Cap Growth Opportunity Fund

Columbia Mid Cap Value Opportunity Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Money Market Fund

Columbia Multi-Advisor International Value Fund

Columbia Multi-Advisor Small Cap Value Fund

Columbia Portfolio Builder Aggressive Fund

Columbia Portfolio Builder Conservative Fund

Columbia Portfolio Builder Moderate Aggressive Fund

Columbia Portfolio Builder Moderate Conservative Fund

Columbia Portfolio Builder Moderate Fund

Columbia Short-Term Cash Fund

Columbia Strategic Allocation Fund

Columbia U.S. Government Mortgage Fund

3.	Approve a proposed Agreement and Plan of Redomiciling, which provides for a change in the domicile and/or form of organization of (i) each Fund that is currently a series of a Company that is organized as a Minnesota corporation and (ii) Columbia Minnesota Tax-Exempt Fund (which is a series of RiverSource Special Tax-Exempt Series Trust), into new series of RiverSource Series Trust, an existing Massachusetts business trust. A vote to approve the redomiciling with respect to any Fund will also constitute a vote to approve, if necessary to effect the redomiciling, an amendment to the governing documents of the Fund’s corresponding Company.

Columbia Absolute Return Currency and Income Fund

Columbia AMT-Free Tax-Exempt Bond Fund

Columbia Asia Pacific ex-Japan Fund

Columbia Diversified Bond Fund

Columbia Diversified Equity Income Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia Emerging Markets Opportunity Fund

Columbia Equity Value Fund

Columbia European Equity Fund

Columbia Floating Rate Fund

Columbia Global Bond Fund

Columbia Global Equity Fund

Columbia Global Extended Alpha Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Inflation Protected Securities Fund

Columbia Large Core Quantitative Fund

Columbia Large Growth Quantitative Fund

Columbia Large Value Quantitative Fund

Columbia Limited Duration Credit Fund

Columbia Mid Cap Growth Opportunity Fund

Columbia Mid Cap Value Opportunity Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Money Market Fund

Columbia Multi-Advisor International Value Fund

Columbia Multi-Advisor Small Cap Value Fund

Columbia Portfolio Builder Aggressive Fund

Columbia Portfolio Builder Conservative Fund

Columbia Portfolio Builder Moderate Aggressive Fund

Columbia Portfolio Builder Moderate Conservative Fund

Columbia Portfolio Builder Moderate Fund

ii

Proposal		Fund(s) Covered by Proposals
Columbia Short-Term Cash Fund Columbia Strategic Allocation Fund Columbia U.S. Government Mortgage Fund

4.	Approve a proposed Investment Management Services Agreement between each Company, on behalf of its corresponding Fund(s), and Columbia Management Investment Advisers, LLC.	All Funds (except Columbia Marsico Flexible Capital Fund)

5.	Approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors/trustees, but without obtaining shareholder approval.	Columbia AMT-Free Tax-Exempt Bond Fund Columbia Diversified Bond Fund Columbia Global Bond Fund Columbia High Yield Bond Fund Columbia Minnesota Tax-Exempt Fund Columbia Money Market Fund

Please take some time to read the enclosed Joint Proxy Statement. It discusses these proposals in more detail. If you were a shareholder of a Fund as of the close of business on December 17, 2010, you may vote at the Meeting or at any adjournment of the Meeting on the proposal(s) applicable to your Fund(s). You are welcome to attend the Meeting in person. If you cannot attend in person to cast your vote, please vote by mail, telephone or internet. Just follow the instructions on the enclosed Proxy Card. If you have questions, please call the Funds’ proxy solicitor toll free at (800) 708-7953. It is important that you vote. The board of directors/trustees of each Company unanimously recommends that you vote FOR each nominee and FOR each Proposal in the Joint Proxy Statement.

By order of the Board of Directors/Trustees, Scott R. Plummer, Secretary

[—], 2010

iii

RiverSource Bond Series, Inc.	RiverSource Managers Series, Inc.
RiverSource Diversified Income Series, Inc.	RiverSource Market Advantage Series, Inc.
RiverSource Equity Series, Inc.	RiverSource Money Market Series, Inc.
RiverSource Global Series, Inc.	RiverSource Sector Series, Inc.
RiverSource Government Income Series, Inc.	RiverSource Series Trust
RiverSource High Yield Income Series, Inc.	RiverSource Short Term Investments Series, Inc.
RiverSource Income Series, Inc.	RiverSource Special Tax-Exempt Series Trust
RiverSource International Managers Series, Inc.	RiverSource Strategic Allocation Series, Inc.
RiverSource International Series, Inc.	RiverSource Strategy Series, Inc.
RiverSource Investment Series, Inc.	RiverSource Tax-Exempt Series, Inc.
RiverSource Large Cap Series, Inc.

50606 Ameriprise Financial Center, Minneapolis, MN 55474

Current Fund Name	Previous Fund Name	Registrant

Columbia 120/20 Contrarian Equity Fund	RiverSource 120/20 Contrarian Equity Fund	RiverSource Series Trust
Columbia Absolute Return Currency and Income Fund	RiverSource Absolute Return Currency and Income Fund	RiverSource Global Series, Inc.
Columbia AMT-Free Tax-Exempt Bond Fund	RiverSource Tax-Exempt Bond Fund	RiverSource Tax-Exempt Series, Inc.
Columbia Asia Pacific ex-Japan Fund	Threadneedle Asia Pacific Fund	RiverSource International Series, Inc.
Columbia Diversified Bond Fund	RiverSource Diversified Bond Fund	RiverSource Diversified Income Series, Inc.
Columbia Diversified Equity Income Fund	RiverSource Diversified Equity Income Fund	RiverSource Investment Series, Inc.
Columbia Dividend Opportunity Fund	RiverSource Dividend Opportunity Fund	RiverSource Sector Series, Inc.
Columbia Emerging Markets Bond Fund	RiverSource Emerging Markets Bond Fund	RiverSource Global Series, Inc.
Columbia Emerging Markets Opportunity Fund	Threadneedle Emerging Markets Fund	RiverSource Global Series, Inc.
Columbia Equity Value Fund	RiverSource Equity Value Fund	RiverSource Strategy Series, Inc.
Columbia European Equity Fund	Threadneedle European Equity Fund	RiverSource International Series, Inc.
Columbia Floating Rate Fund	RiverSource Floating Rate Fund	RiverSource Bond Series, Inc.
Columbia Global Bond Fund	RiverSource Global Bond Fund	RiverSource Global Series, Inc.
Columbia Global Equity Fund	Threadneedle Global Equity Fund	RiverSource Global Series, Inc.
Columbia Global Extended Alpha Fund	Threadneedle Global Extended Alpha Fund	RiverSource Global Series, Inc.
Columbia High Yield Bond Fund	RiverSource High Yield Bond Fund	RiverSource High Yield Income Series, Inc.
Columbia Income Builder Fund	RiverSource Income Builder Basic Income Fund	RiverSource Income Series, Inc.
Columbia Income Opportunities Fund	RiverSource Income Opportunities Fund	RiverSource Bond Series, Inc.
Columbia Inflation Protected Securities Fund	RiverSource Inflation Protected Securities Fund	RiverSource Bond Series, Inc.
Columbia Large Core Quantitative Fund	RiverSource Disciplined Equity Fund	RiverSource Large Cap Series, Inc.
Columbia Large Growth Quantitative Fund	RiverSource Disciplined Large Cap Growth Fund	RiverSource Investment Series, Inc.
Columbia Large Value Quantitative Fund	RiverSource Disciplined Large Cap Value Fund	RiverSource Investment Series, Inc.
Columbia Limited Duration Credit Fund	RiverSource Limited Duration Bond Fund	RiverSource Bond Series, Inc.
Columbia Marsico Flexible Capital Fund	n/a	RiverSource Series Trust
Columbia Mid Cap Growth Opportunity Fund	RiverSource Mid Cap Growth Fund	RiverSource Equity Series, Inc.
Columbia Mid Cap Value Opportunity Fund	RiverSource Mid Cap Value Fund	RiverSource Investment Series, Inc.
Columbia Minnesota Tax-Exempt Fund	RiverSource Minnesota Tax-Exempt Fund	RiverSource Special Tax-Exempt Series Trust
Columbia Money Market Fund	RiverSource Cash Management Fund	RiverSource Money Market Series, Inc.
Columbia Multi-Advisor International Value Fund	RiverSource Partners International Select Value Fund	RiverSource International Managers Series, Inc.
Columbia Multi-Advisor Small Cap Value Fund	RiverSource Partners Small Cap Value Fund	RiverSource Managers Series, Inc.
Columbia Portfolio Builder Aggressive Fund	RiverSource Portfolio Builder Aggressive Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Conservative Fund	RiverSource Portfolio Builder Conservative Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Aggressive Fund	RiverSource Portfolio Builder Moderate Aggressive Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Conservative Fund	RiverSource Portfolio Builder Moderate Conservative Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Fund	RiverSource Portfolio Builder Moderate Fund	RiverSource Market Advantage Series, Inc.
Columbia Recovery and Infrastructure Fund	RiverSource Recovery and Infrastructure Fund	RiverSource Series Trust
Columbia Retirement Plus 2010 Fund	RiverSource Retirement Plus 2010 Fund	RiverSource Series Trust
Columbia Retirement Plus 2015 Fund	RiverSource Retirement Plus 2015 Fund	RiverSource Series Trust
Columbia Retirement Plus 2020 Fund	RiverSource Retirement Plus 2020 Fund	RiverSource Series Trust
Columbia Retirement Plus 2025 Fund	RiverSource Retirement Plus 2025 Fund	RiverSource Series Trust
Columbia Retirement Plus 2030 Fund	RiverSource Retirement Plus 2030 Fund	RiverSource Series Trust
Columbia Retirement Plus 2035 Fund	RiverSource Retirement Plus 2035 Fund	RiverSource Series Trust
Columbia Retirement Plus 2040 Fund	RiverSource Retirement Plus 2040 Fund	RiverSource Series Trust
Columbia Retirement Plus 2045 Fund	RiverSource Retirement Plus 2045 Fund	RiverSource Series Trust
Columbia Short-Term Cash Fund	RiverSource Short-Term Cash Fund	RiverSource Short Term Investments Series, Inc.
Columbia Strategic Allocation Fund	RiverSource Strategic Allocation Fund	RiverSource Strategic Allocation Series, Inc.
Columbia U.S. Government Mortgage Fund	RiverSource U.S. Government Mortgage Fund	RiverSource Government Income Series, Inc.
(each, a “Fund” and collectively, the “Funds”)		(each, a “Company” and collectively, the “Companies”)

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on February [15], 2011

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of directors/trustees (each, a “Columbia RiverSource Board” and collectively, the “Columbia RiverSource Boards”) of the Companies listed above relating to a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds and the Companies listed above as a whole to be held at [One Financial Center, Boston, Massachusetts, 02111] on February [15], 2011 at [—][a.m.][p.m.], local time. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about January [4], 2011.

The purpose of the Meeting is to ask shareholders to:

	Proposal	Fund(s) Covered by Proposal

1.	Elect directors/trustees to the Columbia RiverSource Board of the Company, each to hold office for an indefinite term.	All Funds

2.	Approve a proposed amendment to the Articles of Incorporation or Declaration of Trust of certain Companies, which would increase the maximum number of directors/trustees of such Company.

Columbia Absolute Return Currency and Income Fund

Columbia AMT-Free Tax-Exempt Bond Fund

Columbia Asia Pacific ex-Japan Fund

Columbia Diversified Bond Fund

Columbia Diversified Equity Income Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia Emerging Markets Opportunity Fund

Columbia Equity Value Fund

Columbia European Equity Fund

Columbia Floating Rate Fund

Columbia Global Bond Fund

Columbia Global Equity Fund

Columbia Global Extended Alpha Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Inflation Protected Securities Fund

Columbia Large Core Quantitative Fund

Columbia Large Growth Quantitative Fund

Columbia Large Value Quantitative Fund

Columbia Limited Duration Credit Fund

Columbia Mid Cap Growth Opportunity Fund

Columbia Mid Cap Value Opportunity Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Money Market Fund

Columbia Multi-Advisor International Value Fund

Columbia Multi-Advisor Small Cap Value Fund

Columbia Portfolio Builder Aggressive Fund

Columbia Portfolio Builder Conservative Fund

Columbia Portfolio Builder Moderate Aggressive Fund

Columbia Portfolio Builder Moderate Conservative Fund

Columbia Portfolio Builder Moderate Fund

Columbia Short-Term Cash Fund

Columbia Strategic Allocation Fund

Columbia U.S. Government Mortgage Fund

3.	Approve a proposed Agreement and Plan of Redomiciling, which provides for a change in the domicile and/or form of organization of (i) each Fund that is currently a series of a Company that is organized as a Minnesota corporation and (ii) Columbia Minnesota Tax-Exempt Fund (which is a series of RiverSource Special Tax-Exempt Series Trust), into new series of RiverSource Series Trust, an existing Massachusetts business trust. A vote to approve the redomiciling with respect to any Fund will also constitute a vote to approve, if necessary to effect the redomiciling, an amendment to the governing documents of the Fund’s corresponding Company.

Columbia Absolute Return Currency and Income Fund

Columbia AMT-Free Tax-Exempt Bond Fund

Columbia Asia Pacific ex-Japan Fund

Columbia Diversified Bond Fund

Columbia Diversified Equity Income Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia Emerging Markets Opportunity Fund

Columbia Equity Value Fund

Columbia European Equity Fund

Columbia Floating Rate Fund

	Proposal	Fund(s) Covered by Proposal

Columbia Global Bond Fund

Columbia Global Equity Fund

Columbia Global Extended Alpha Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Inflation Protected Securities Fund

Columbia Large Core Quantitative Fund

Columbia Large Growth Quantitative Fund

Columbia Large Value Quantitative Fund

Columbia Limited Duration Credit Fund

Columbia Mid Cap Growth Opportunity Fund

Columbia Mid Cap Value Opportunity Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Money Market Fund

Columbia Multi-Advisor International Value Fund

Columbia Multi-Advisor Small Cap Value Fund

Columbia Portfolio Builder Aggressive Fund

Columbia Portfolio Builder Conservative Fund

Columbia Portfolio Builder Moderate Aggressive Fund

Columbia Portfolio Builder Moderate Conservative Fund

Columbia Portfolio Builder Moderate Fund

Columbia Short-Term Cash Fund

Columbia Strategic Allocation Fund

Columbia U.S. Government Mortgage Fund

4.	Approve a proposed Investment Management Services Agreement between each Company, on behalf of its corresponding Fund(s), and Columbia Management Investment Advisers, LLC (“Columbia Management”).	All Funds (except Columbia Marsico Flexible Capital Fund)

5.	Approve a proposal to authorize Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors/trustees, but without obtaining shareholder approval.	Columbia AMT-Free Tax-Exempt Bond Fund Columbia Diversified Bond Fund Columbia Global Bond Fund Columbia High Yield Bond Fund Columbia Minnesota Tax-Exempt Fund Columbia Money Market Fund

Under Minnesota law, shareholders who do not wish to accept the redomiciling of a fund organized as a Minnesota corporation have the right to dissent and to receive the fair value of their shares. The provisions under Minnesota law addressing the rights of dissenters and the procedures to assert such rights have been attached as Appendix A. To exercise such rights, a shareholder must send a written notice to the Fund while the Fund’s corresponding Company is still organized as a Minnesota corporation to demand the fair value of the shares before a vote takes place. In addition, the shareholder must not vote the shares in favor of the proposal. However, the Securities and Exchange Commission (the “SEC”) has stated that U.S. federal law supersedes the use of state appraisal procedures. Also, as with any mutual fund, shareholders may redeem their Fund shares to receive the full net asset value of those shares, net of any applicable contingent deferred sales charges, at any time. See Proposal 3 for more information on shareholders’ rights in connection with the proposed Redomiciling Agreement.

Additional information about the Funds is available in their respective prospectuses, statements of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling (800) 345-6611 or by visiting www.columbiamanagement.com. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

This Joint Proxy Statement is available at http://www.columbiamanagement.com.

Principal Shareholders	55
Expenses and Solicitation Activities	55
Joint Proxy Statement Delivery	55
Shareholder Reports	55

APPENDIX A	Dissenting Shareholders’ Rights under Minnesota Law	A-1
APPENDIX B	Share Ownership of Nominees	B-1
APPENDIX C	Board Governance Committee Charter	C-1
APPENDIX D	Executive Officer and Director Information	D-1
APPENDIX E	Director/Trustee Compensation	E-1
APPENDIX F	Comparison of Redomiciling Funds and New Funds	F-1
APPENDIX G	More Information on Columbia Management	G-1
APPENDIX H	Dates on Which Current IMS Agreements Were Last Approved by Shareholders	H-1
APPENDIX I	Aggregate Management Fees Paid (Under Current IMS Agreement) and Payable (Under Proposed IMS Agreement) to Columbia Management; Amounts Paid by Each Fund to Columbia Management and Affiliates; Comparison of Current and Proposed Annual Operating Expenses	I-1
APPENDIX J	Shares Outstanding	J-1
APPENDIX K	Principal Holders and Control Persons	K-1

GENERAL OVERVIEW

Proposal 1: Election of Directors/Trustees

The shareholders of the Funds of each Company are being asked to elect the 16 individuals identified in Proposal 1 (the “Nominees”) to serve as directors/trustees on the Columbia RiverSource Boards. The Board Governance Committee of each Columbia RiverSource Board has recommended and nominated, and the full Columbia RiverSource Board has nominated, the Nominees for election to the Columbia RiverSource Boards, each to hold office for an indefinite term. Information about each Nominee is set forth below under Proposal 1.

Proposal 2: Approve Amendment to Charter Documents

To permit the implementation of Proposal 1, the shareholders of certain Funds are being asked to approve a proposed amendment to either (i) the Articles of Incorporation of each Company that is a Minnesota corporation (each, a “Charter Company” and collectively, the “Charter Companies”) or (ii) the Declaration of Trust of RiverSource Special Tax-Exempt Series Trust (also a “Charter Company”), which provides for an increase in the maximum number of directors/trustees of the Charter Companies. For ease of reference, the Articles of Incorporation and Declaration of Trust of the Companies are sometimes referred to in the Joint Proxy Statement as a “Charter” or the “Charters.” Information about the proposed amendment to the Charter Companies’ Charters is set forth under Proposal 2.

Proposal 3: Approve Agreement and Plan of Redomiciling

The shareholders of certain Funds are being asked to approve the Redomiciling Agreement, which provides for the redomiciling of (i) Funds that are series of Companies that are organized as Minnesota corporations and (ii) Columbia Minnesota Tax-Exempt Fund into new series of an existing Massachusetts business trust. A vote to approve the redomiciling with respect to any Fund will also constitute a vote to approve, if necessary to effect the redomiciling, an amendment to the governing documents of the Fund’s corresponding Company. Information about the Redomiciling Agreement is set forth under Proposal 3. Information about certain rights that shareholders of Minnesota corporations have is set forth in Appendix A.

Proposal 4: Approve Proposed Investment Management Services Agreement

The shareholders of the Funds (except Columbia Marsico Flexible Capital Fund) are being asked to approve a proposed Investment Management Services Agreement between such Fund’s corresponding Company, on behalf of such Fund(s), and Columbia Management. The proposed Investment Management Services Agreements would standardize the form of Investment Management Services Agreement used by the funds in the Combined Fund Complex and are designed to align the Funds with the investment management service and fee structures currently in place across most funds in the Combined Fund Complex. Information about the proposed Investment Management Service Agreements is set forth under Proposal 4.

Proposal 5: Manager of Managers Proposal

The shareholders of certain Funds are being asked to vote on a proposal to authorize Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of their Company’s board of directors/trustees, but without obtaining shareholder approval. Information about the Manager of Managers Proposal is set forth under Proposal 5.

Effectiveness of the Proposals

Proposal 1 (election of directors/trustees) is contingent on Proposal 2 to the extent that if shareholders of a Charter Company elect all 16 Nominees but do not approve the proposed amendment to such Charter Company’s Charter, then William F. Truscott, an “interested person” of the Companies as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), would not continue as a director of that Charter Company. Approval of Proposal 1 by a Company is not contingent on the approval of Proposal 1 by any other Company.

Proposal 2 (approval of Charter amendment) is not contingent on the outcome of any other Proposal. Approval of Proposal 2 by a Charter Company is not contingent on the approval of Proposal 2 by any other Charter Company.

In the event that shareholders of a Fund that is listed under Proposal 3 (each, a “Redomiciling Fund” and collectively, the “Redomiciling Funds”) approve Proposal 3 with respect to their Fund, then upon the closing of the Redomiciling (defined below), the Redomiciling Fund will be reorganized and redomiciled as a new series (each, a “New Fund,” and collectively, the “New Funds”) of RiverSource Series Trust, an existing Massachusetts business trust. Shareholders of RiverSource Series Trust are concurrently considering and voting on a proposal that is identical to Proposal 1 (with the same slate of nominees), the outcome of which would determine the composition of the board of trustees that will oversee the New Funds following the closing of the Redomicilings, regardless of the outcome of the vote of the Redomiciling Funds’ shareholders on Proposal 1. Therefore, if the Redomiciling is approved for a Redomiciling Fund, the composition of the board of directors/trustees for such fund will not be determined by the outcome of Proposal 1. Approval of Proposal 3 by a Redomiciling Fund is not contingent on the approval of Proposal 3 by any other Redomiciling Fund.

Proposal 4 (approval of proposed Investment Management Services Agreement) and Proposal 5 (Manager of Managers Proposal) are not contingent on the outcome of any other Proposal. In the event that shareholders of a Redomiciling Fund approve the Redomiciling of their Fund, then their Fund’s new Investment Management Services Agreement covered by Proposal 4 and the authorization covered by Proposal 5, if applicable and if approved by shareholders of such Redomiciling Fund, shall apply to the New Fund. In the event that shareholders of a Redomiciling Fund do not approve the Redomiciling of their Fund, then the new Investment Management Services Agreement covered by Proposal 4 and the authorization covered by Proposal 5, if applicable and if approved by shareholders of such Redomiciling Fund, shall apply to such Redomiciling Fund as it currently exists within its Redomiciling Company (defined below). Approval of one or both of Proposal 4 and 5 by a Fund is not contingent on the approval of such Proposal(s) by any other Fund.

PROPOSAL 1 – ELECTION OF DIRECTORS/TRUSTEES

(All Funds)

On May 1, 2010, Ameriprise Financial, Inc. (“Ameriprise”), the parent company of Columbia Management, the Funds’ investment manager, acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds then branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex,” and together with the Columbia Fund Complex, the “Combined Fund Complex”).

Following the Transaction, the Columbia RiverSource Boards and the boards of trustees of the Columbia Fund Complex had ongoing discussions regarding a potential consolidated board of directors/trustees to oversee all or a portion of the Combined Fund Complex. In September 2010, these discussions culminated in an agreement between the Columbia RiverSource Boards and the current board of trustees of certain of the trusts in the Columbia Fund Complex (the “Columbia Nations Board”) to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. Specifically, they agreed that the RiverSource Fund Complex and the portion of the Columbia Fund Complex overseen by the Columbia Nations Board should be overseen by a combined board of directors/trustees. In this regard, the Columbia Nations Board and Columbia RiverSource Boards each determined that the consolidation would enhance the oversight of a larger fund family and should achieve cost efficiencies over time for certain fund shareholders.

Each Fund is a series of one of the Companies, which are either corporations or business trusts. In order to effect the consolidation, at a joint meeting held on September 29, 2010, the Board Governance Committee of each Columbia RiverSource Board, in joint session with each Columbia RiverSource Board, recommended the nomination of the Non-Interested Nominees (defined below) and the Interested Nominees (defined below). Each Columbia RiverSource Board, including a majority of the directors/trustees who are not “interested persons,” as defined in the 1940 Act, of such Columbia RiverSource Board (each, a “Non-Interested Director/Trustee” and collectively, the “Non-Interested Directors/Trustees”), and each Board Governance Committee voting separately, unanimously nominated the Non-Interested Nominees and Interested Nominees (defined below) and voted to present each Nominee to shareholders for election as directors/trustees. The Columbia RiverSource Boards currently have no reason to believe that any Nominee will become unavailable for election as a director/trustee, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Board Governance Committee of each Columbia RiverSource Board and each full Columbia RiverSource Board may designate.

The Board elections will be effective [—].

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the Companies (each, a “Non-Interested Nominee” and collectively, the “Non-Interested Nominees”). The Non-Interested Nominees are: Kathleen Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hilliard, Stephen R. Lewis, Jr., John F. Maher, John J. Nagorniak, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and Minor M. Shaw.

William F. Truscott and Anthony M. Santomero (each, an “Interested Nominee” and collectively, the “Interested Nominees”) are “interested persons” of the Companies. Mr. Truscott is an “interested person” of the Companies (an “Interested Director/Trustee”) because he serves as Chairman of the Board of Columbia Management (and was previously the President, Chairman of the Board and Chief Investment Officer of Columbia Management from 2001-2010) and as a senior executive of Ameriprise, the parent company of Columbia Management, in which he is also a stockholder. Although Dr. Santomero is “independent” of Columbia Management and its affiliates, in that he is not a director, officer or employee thereof, he is an “interested person” of the Companies because he serves as a director of Citigroup, Inc. and

Citigroup, N.A., which may engage from time to time in brokerage execution, principal transactions and/or lending relationships with the Funds or other funds or accounts advised/managed by Columbia Management and/or a Fund’s subadviser.

If the Nominees are elected by shareholders, at least 75% of the Columbia RiverSource Boards’ directors/trustees will continue to be Non-Interested Directors/Trustees. The Nominees would serve as directors/trustees in accordance with the organizational documents of the Companies. Each director/trustee would serve for an indefinite term. A director/trustee’s term may terminate by the election of his or her successor, by the termination or dissolution of the Company, or by his or her death, resignation, removal, retirement or incapacity. Under the current Columbia RiverSource Boards’ policy a director/trustee may serve until the next Columbia RiverSource Board meeting after he or she reaches the mandatory retirement age established by the Columbia RiverSource Boards, or the fifteenth anniversary of the first Columbia RiverSource Board he or she attended as a director/trustee.

Information Regarding the Non-Interested Nominees

Background information regarding each of the Non-Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director/Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Kathleen Blatz c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Director/ Trustee	Indefinite term; Director/Trustee since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	194	None

Edward J. Boudreau, Jr. c/o Columbia Family of Funds Boston, MA 02111 Age 66	Director/ Trustee	Indefinite term; None	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	194	BofA Funds Series Trust (11 funds)

Pamela G. Carlton c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Director/ Trustee	Indefinite term; Director/Trustee since 11/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	194	None

William P. Carmichael c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director/ Trustee	Indefinite term; None	Retired	194	BofA Funds Series Trust (11 funds); Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (sportswear); McMoRan Exploration Company (oil and gas exploration and development); former Director of Spectrum Brands, Inc. (consumer products); former Director of Simmons Company (bedding)

Patricia M. Flynn c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Director/ Trustee	Indefinite term; Director/Trustee since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	194	None

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director/Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
William A. Hawkins c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 68	Director/ Trustee	Indefinite term; None	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current	194	BofA Funds Series Trust (11 funds)

R. Glenn Hilliard c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 67	Director/ Trustee	Indefinite term; None	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial (formerly known as Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	194	BofA Funds Series Trust (11 funds); CNO Financial (insurance)

Stephen R. Lewis, Jr. c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Director/ Trustee and Chairman of the Board	Indefinite term; Chairman of the Board since 1/1/07 and Director/Trustee since 1/1/02	President Emeritus and Professor of Economics, Carleton College	194	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Director/ Trustee	Indefinite term; Director/Trustee since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	194	None

John J. Nagorniak c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 66	Director/ Trustee	Indefinite term; None	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	194	BofA Funds Series Trust (11 funds); Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Director/ Trustee	Indefinite term; 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	194	None

Leroy C. Richie c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Director/ Trustee	Indefinite term; Director/Trustee since 11/11/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation (automotive)	194	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw c/o Columbia Family of Funds One Financial Center Boston, MA 02111 Age 63	Director/ Trustee	Indefinite term; None	President – Micco Corporation (real estate development) and Mickel Investment Group	194	BofA Funds Series Trust (11 funds); Piedmont Natural Gas

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director/Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Alison Taunton-Rigby c/o Columbia Family of Funds 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Director/ Trustee	Indefinite term; Director/Trustee since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	194	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

(1)	If elected to serve on the Columbia RiverSource Boards, each Non-Interested Nominee would oversee 150 funds of the RiverSource Fund Complex. If the Non-Interested Nominee also serves, or is elected to serve, on the Columbia Nations Board, then the Non-Interested Nominee would oversee 44 funds of the Columbia Fund Complex, for a total of 194 funds across the Combined Fund Complex. The number of funds overseen by each Non-Interested Nominee would be reduced substantially if certain board-approved fund reorganizations (or mergers) are approved by shareholders of those funds in the Combined Fund Complex.

Information Regarding the Interested Nominees

Background information regarding each of the Interested Nominees follows.

Name, Address and Age	Position(s) Held or to be Held with the Companies	Term of Office and Length of Time Served as a Director/Trustee	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Combined Fund Complex Overseen or to Be Overseen(1)	Other Directorships Held by Nominee During the Past Five Years
Anthony M. Santomero(2) c/o Columbia Family of Funds, One Financial Center, Boston, MA 02111 Age 64	Director/ Trustee	Indefinite term; None	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006	194	BofA Funds Series Trust (11 funds); Renaissance Reinsurance Ltd.; Penn Mutual Life Insurance Company; Citigroup, Inc.; Citibank, N.A.

William F. Truscott(3) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Director/ Trustee	Indefinite term; Director/Trustee since 11/7/01

Chairman of the Board, Columbia

Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

				194	None

(1)	If elected to serve on the Columbia RiverSource Boards, each Non-Interested Nominee would oversee 150 funds of the RiverSource Fund Complex. If the Non-Interested Nominee also serves, or is elected to serve, on the Columbia Nations Board, then the Non-Interested Nominee would oversee 44 funds of the Columbia Fund Complex, for a total of 194 funds across the Combined Fund Complex. The number of funds overseen by each Non-Interested Nominee would be reduced substantially if certain board-approved reorganizations (or mergers) are approved by shareholders of those funds in the Combined Fund Complex.

(2)	Anthony M. Santomero is an “interested person” of the Companies for the reasons set forth above.
(3)	William F. Truscott is an “interested person” of the Companies for the reasons set forth above.

Nominees’ Beneficial Ownership of Shares of Each Fund

Appendix B to this Joint Proxy Statement provides information, as of September 30, 2010, about the beneficial ownership by the Nominees of shares of each Fund.

Status of Current Directors/Trustees

Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., John F. Maher, Catherine James Paglia, Leroy C. Richie, Alison Taunton-Rigby and William F. Truscott currently comprise the entire Columbia RiverSource Boards. Due to the mandatory retirement age described above, Ms. Jones and Messrs. Carlson and Laikind have not been re-nominated to serve as directors/trustees to the Columbia RiverSource Boards.

The following table shows the number of times the Columbia RiverSource Boards met during each Fund’s most recent fiscal period. The table is organized by fiscal-year end.

Fiscal Period	For Funds with a fiscal period ending January 31	For Funds with a fiscal period ending March 31	For Funds with a fiscal period ending April 30	For Funds with a fiscal period ending May 31	For Funds with a fiscal period ending June 30	For Funds with a fiscal period ending July 31	For Funds with a fiscal period ending August 31	For Funds with a fiscal period ending September 30	For Funds with a fiscal period ending October 31	For Funds with a fiscal period ending November 30
Columbia RiverSource Board	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

Leadership Structure and Risk Oversight

The Columbia RiverSource Boards oversee management of the Companies and the Funds. The Columbia RiverSource Boards have a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Companies. The Columbia RiverSource Boards currently consist of twelve directors/trustees who have extensive and varied experience and skills. Eleven of the directors/trustees are Non-Interested Directors/Trustees. Further information about the background and qualifications of each of the directors/trustees can be found in the sections titled “Information Regarding the Non-Interested Nominees” and “Information Regarding the Interested Nominees” above.

The Columbia RiverSource Boards have appointed Stephen R. Lewis, Jr., a Non-Interested Director/Trustee, to serve in the role of Chairman. The Chairman has significant additional responsibilities compared to the other directors/trustees, including, among other things: setting the agenda for Columbia RiverSource Board meetings, communicating and meeting regularly with the other directors/trustees between Board and committee meetings on Fund-related matters with the Funds’ Chief Compliance Officer, counsel to the Independent Directors/Trustees, and representatives of the Funds’ service providers and overseeing Board Services Corporation (which serves as an agent of the Funds providing office space and other services to the Columbia RiverSource Boards). The Nominees have agreed, if all of the Nominees are elected by the shareholders of the Trust, to renew the appointment of Stephen R. Lewis, Jr., a Non-Interested Director/Trustees, as Chairman subsequent to the Meeting.

The Columbia RiverSource Boards have several standing committees (the “Committees”) which are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. The roles of each Committee are more fully described in the section titled “Current Committees of the Columbia RiverSource Boards” below.

The Columbia RiverSource Boards initially approve an Investment Management Services Agreement and other contracts with Columbia Management and its affiliates, and other service providers. Once the contracts are approved, the Columbia RiverSource Boards monitor the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Columbia RiverSource Boards oversee that processes are in place to assure compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. Annually, the Columbia RiverSource Boards evaluate the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and Columbia Management’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Columbia RiverSource Boards also oversee Fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

The leadership structure of the Columbia RiverSource Boards, including the Committee structure and the manner in which each Columbia RiverSource Board conducts its risk oversight role, may be changed at any time and in the discretion of the Columbia RiverSource Boards, including in response to changes in circumstances or the characteristics of the Companies. In this regard, it may be changed in certain respects as the Columbia RiverSource Boards consolidate with the Columbia Nations Board and consider enhancing and reconciling various practices that have historically been different.

Current Committees of the Columbia RiverSource Boards

Each Columbia RiverSource Board has organized the following standing Committees to facilitate its work: the Board Governance Committee, the Compliance Committee, the Contracts Committee, the Executive Committee, the Investment Review Committee and the Audit Committee. These Committees are comprised solely of Non-Interested Directors/Trustees. The duties of these Committees are described below.

Mr. Lewis, as Chair of each Columbia RiverSource Board, acts as a point of contact between the Non-Interested Directors/Trustees and Columbia Management between Columbia RiverSource Board meetings in respect of general matters.

Board Governance Committee

The Board Governance Committee recommends to its Columbia RiverSource Board the size, structure and composition of the Columbia RiverSource Board and its Committees, the compensation to be paid to members of the Columbia RiverSource Board and a process for assessing the operations of the Columbia RiverSource Boards. The Board Governance Committee also reviews candidates for Columbia RiverSource Board membership including candidates recommended by shareholders. The Board Governance Committee also makes recommendations to the Columbia RiverSource Board regarding responsibilities and duties of the Columbia RiverSource Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for director/trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Board Governance Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timing requirement set forth in the “Proxy Voting and Shareholder Meeting Information” section for submission of other shareholder proposals. The Board Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Board Governance Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Board Governance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Board Governance Committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Columbia RiverSource Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Columbia RiverSource Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Columbia RiverSource Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent (or non-interested) director/trustee; and (viii) such other criteria as the Board Governance Committee determines to be relevant in light of the existing composition of the Columbia RiverSource Board and any anticipated vacancies or other factors.

One or more members of the Board Governance Committee (and/or the Columbia RiverSource Board) also endeavor to meet with each nominee to evaluate the candidate’s ability to work effectively with other members of the Columbia RiverSource Board, while also exercising independent judgment. Although the Columbia RiverSource Board does not have a formal diversity policy, the Columbia RiverSource Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the Board Governance Committee and the Columbia RiverSource Board accorded particular weight to the individual professional background of each Non-Interested Director/Trustee, as summarized below under “Nominee Qualifications.”

The Columbia RiverSource Boards believe that the Funds are well-served by a board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Columbia RiverSource Board’s Board Governance Committees take the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

Name	Geographic	PROFESSIONAL BACKGROUND - 2010
		For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Distribution; Marketing	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	[X]		[X]
Carlton	NY			X	X				X
Carmichael	IL	[X]		[X]	[X]				[X]
Flynn	MA						X
Hawkins	CA	[X]							[X]
Hilliard	CA	[X]
Lewis	MN		X				X
Maher	CT	X		X					X
Nagorniak	MA	[X]		[X]
Paglia	NY	X		X					X
Richie	MI	X			X
Santomero	PA		[X]				[X]
Shaw	SC	[X]	[X]	[X]
Taunton- Rigby	MA	X		X					X

With respect to the directorship of Mr. Truscott, who is an Interested Nominee, the Board Governance Committee of each Columbia RiverSource Board, and the full Columbia RiverSource Board, have concluded that having a senior executive of Columbia Management serve on the Columbia RiverSource Board can facilitate the Non-Interested Directors/Trustees’ increased access to information regarding Columbia Management, which is the Companies’ most significant service provider.

With respect to the directorship of Dr. Santomero, who is an Interested Nominee, the Board Governance Committee of each Columbia RiverSource Board, and the full Columbia RiverSource Board,

have concluded that, despite his lack of technical independence under the 1940 Act (arising from his board service to Citigroup, Inc. and Citibank N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with Columbia Management or Ameriprise. The Columbia RiverSource Boards also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which are expected to complement well the mix of experiences represented by the current Columbia RiverSource Boards.

Compliance Committee

The Compliance Committee supports the Funds’ maintenance of a strong compliance program by: providing a forum for Non-Interested Directors/Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (“CCO”), a process for the review and consideration of compliance reports that are provided to the Columbia RiverSource Boards; and providing a designated forum for the Funds’ CCO to meet with Non-Interested Directors/Trustees on a regular basis to discuss compliance matters.

Contracts Committee

The Contracts Committee reviews and oversees the contractual relationships with service providers. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the Columbia RiverSource Board regarding actions taken on these contracts during the annual review process.

Executive Committee

The Executive Committee acts for the Columbia RiverSource Board between meetings of the Columbia RiverSource Board.

Investment Review Committee

The Investment Review Committee reviews and oversees the management of the Funds’ assets. The Investment Review Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Columbia RiverSource Board.

Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. The Audit Committee oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The Audit Committee also makes recommendations regarding the selection of the Funds’ independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of the independent registered public accounting firm.

The Audit Committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures.

Committee Meetings

The following table shows the number of times the Committees met during each Fund’s most recent fiscal period. The table is organized by fiscal-year end.

Fiscal Period	Board Governance	Compliance	Contracts	Distribution	Executive	Investment Review	Audit
For Funds with fiscal periods ending January 31 • Columbia Income Builder Fund • Columbia Portfolio Builder Aggressive Fund • Columbia Portfolio Builder Conservative Fund • Columbia Portfolio Builder Moderate Aggressive Fund • Columbia Portfolio Builder Moderate Conservative Fund • Columbia Portfolio Builder Moderate Fund	5	5	6	4	2	6	6

For Funds with fiscal periods ending March 31 • Columbia Equity Value Fund	5	5	6	4	1	5	6

For Funds with fiscal periods ending April 30 • Columbia 120/20 Contrarian Equity Fund • Columbia Marsico Flexible Capital Fund • Columbia Recovery and Infrastructure Fund • Columbia Retirement Plus 2010 Fund • Columbia Retirement Plus 2015 Fund • Columbia Retirement Plus 2020 Fund • Columbia Retirement Plus 2025 Fund • Columbia Retirement Plus 2030 Fund • Columbia Retirement Plus 2035 Fund • Columbia Retirement Plus 2040 Fund • Columbia Retirement Plus 2045 Fund	5	5	6	3	0	5	6

For Funds with fiscal periods ending May 31 • Columbia High Yield Bond Fund • Columbia Multi-Advisor Small Cap Value Fund • Columbia U.S. Government Mortgage Fund	5	5	6	3	0	5	6

For Funds with fiscal periods ending June 30 • Columbia Dividend Opportunity Fund	5	5	6	2	0	5	6

For Funds with fiscal periods ending July 31 • Columbia Floating Rate Fund • Columbia Income Opportunities Fund • Columbia Inflation Protected Securities Fund • Columbia Large Core Quantitative Fund • Columbia Limited Duration Credit Fund • Columbia Money Market Fund • Columbia Short-Term Cash Fund	5	5	6	2	0	5	6

For Funds with fiscal periods ending August 31 • Columbia Diversified Bond Fund • Columbia Minnesota Tax-Exempt Fund	5	5	6	4	4	6	6

For Funds with fiscal periods ending September 30 • Columbia Diversified Equity Income Fund • Columbia Large Growth Quantitative Fund • Columbia Large Value Quantitative Fund • Columbia Mid Cap Value Opportunity Fund • Columbia Strategic Allocation Fund	5	5	6	4	4	6	6

For Funds with fiscal periods ending October 31 • Columbia Absolute Return Currency and Income Fund • Columbia Asia Pacific ex-Japan Fund • Columbia Emerging Markets Bond Fund • Columbia Emerging Markets Opportunity Fund • Columbia European Equity Fund • Columbia Global Bond Fund • Columbia Global Equity Fund • Columbia Global Extended Alpha Fund • Columbia Multi-Advisor International Value Fund	5	5	6	4	3	6	6

For Funds with fiscal periods ending November 30 • Columbia AMT-Free Tax-Exempt Bond Fund • Columbia Mid Cap Growth Opportunity Fund	5	5	6	4	3	6	6

Nominee Qualifications

The Companies’ Charters do not set forth any specific qualifications to serve as a director/trustee. The charter of each Board Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Board Governance Committees may take into account in considering director/trustee candidates. Each Board Governance Committee has the same charter, which is attached as

Appendix C to this Joint Proxy Statement. The Board Governance Committees have not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Board Governance Committees believe are necessary for one or more of the director/trustees to possess.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the Board Governance Committee’s nomination of that individual (as of the date of this Joint Proxy Statement):

Kathleen Blatz. Ms. Blatz has been a director/trustee on the Columbia RiverSource Boards since 2006. Ms. Blatz has ten years of judicial experience and substantial other legal and government experience. Ms. Blatz served as an associate justice of the Minnesota Supreme Court from 1996 to 1998 and as Chief Justice of the court from 1998 to 2006. Ms. Blatz served in the Minnesota House of Representatives from 1979 to 1994.

Edward J. Boudreau, Jr. Mr. Boudreau has been a trustee of certain trusts in the Columbia Fund Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

Pamela G. Carlton. Ms. Carlton has been a director/trustee on the Columbia RiverSource Boards since 2007. Ms. Carlton has significant experience in consulting and in investments, having served as a Managing Director in U.S. Equity Research at J.P. Morgan Chase.

William P. Carmichael. Mr. Carmichael has been a trustee of certain trusts in the Columbia Fund Complex since 1999, and has served as Chairman of the Columbia Nations Board and of the boards of the other trusts in the Columbia Fund Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

Patricia M. Flynn. Ms. Flynn has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Flynn currently serves as Trustee Professor of Economics and Management of Bentley University, and was the former dean of a graduate school of business.

William A. Hawkins. Mr. Hawkins has been a trustee of certain trusts in the Columbia Fund Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of certain trusts in the Columbia Fund Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. Mr. Hilliard has over five years executive level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of Conseco, Inc. for a number of years. Mr. Hilliard is also a licensed attorney.

Stephen R. Lewis, Jr. Mr. Lewis has been the Chairman of the Columbia RiverSource Boards since 2007 and a director/trustee on the Columbia RiverSource Boards since 2002. From 1987 to 2002, Mr. Lewis served as President of Carleton College, after which he continued to serve as President Emeritus and Professor Emeritus of Economics. Mr. Lewis has more than thirty years experience in Asia and Africa, primarily advising governments on economic policy and negotiations of foreign investment and financing agreements. Mr. Lewis is also a director of Valmont Industries, Inc.

John F. Maher. Mr. Maher has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Maher has extensive experience in the financial services industry, and was formerly President, Chief Executive Officer and a director of Great Western Financial Corporation.

John J. Nagorniak. Mr. Nagorniak has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a trustee of the Research Foundation of the CFA Institute.

Catherine James Paglia. Ms. Paglia has been a director/trustee on the Columbia RiverSource Boards since 2004. Ms. Paglia has extensive experience in the asset management industry, and currently serves as a director of Enterprise Asset Management, Inc., a private real estate and asset management company.

Leroy C. Richie. Mr. Richie has been a director/trustee on the Columbia RiverSource Boards since 2008. Mr. Richie has over twenty years of legal experience, including, currently, as Counsel at Lewis & Munday, P.C., and formerly served as Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation from 1990 to 1997.

Anthony M. Santomero. Dr. Santomero has been a trustee of certain trusts in the Columbia Fund Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

Minor M. Shaw. Ms. Shaw has served as a trustee of certain trusts in the Columbia Fund Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Alison Taunton-Rigby. Ms. Taunton-Rigby has been a director/trustee on the Columbia RiverSource Boards since 2002. Ms. Taunton-Rigby has been the Chief Executive Officer and a director of RiboNovix, Inc. since 2003. She also formerly served as the President of Aquila Biopharmaceuticals.

William F. Truscott. Mr. Truscott has been a director/trustee on the Columbia RiverSource Boards since 2001. Mr. Truscott has over nine years of experience as President and Chief Investment Officer of Columbia Management, and currently serves as Chairman of the board of Columbia Management. Mr. Truscott is also an executive officer of Ameriprise, the parent company of Columbia Management.

Procedures for Communications to the Columbia RiverSource Boards

Shareholders who want to communicate with the Columbia RiverSource Boards or an individual director/trustee should send written communications to Board Services Corporation, 901 S. Marquette Ave., Minneapolis, MN 55402, addressed to the board of directors/trustees of the Company or the individual director/trustee.

Executive Officers of the Companies and Columbia Management

Information about the executive officers of each Company and Columbia Management is included in Appendix D to this Joint Proxy Statement.

Remuneration for Trustees and Officers

The Non-Interested Directors/Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Columbia RiverSource Board. In determining compensation for the Non-Interested Directors/Trustees, the Non-Interested Directors/Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Non-Interested Directors/Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Non-Interested Directors/Trustees, and that they undertake significant legal responsibilities. The Non-Interested Directors/Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Non-Interested Directors/Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Columbia RiverSource Board meetings, communicating or meeting regularly with the Funds’ CCO, counsel to the Non-Interested Directors/Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Columbia RiverSource Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other Non-Interested Directors/Trustees.

Non-Interested Directors/Trustees are currently paid an annual retainer of $125,000. Committee and subcommittee Chairs of the Columbia RiverSource Boards each receive an additional annual retainer of $5,000. In addition, Non-Interested Directors/Trustees are paid the following fees for attending Columbia RiverSource Board and Committee meetings: $5,000 per day of in-person Columbia RiverSource Board meetings and $2,500 per day of in-person Committee or sub-committee meetings (if such meetings are not held on the same day as a Columbia RiverSource Board meeting). Non-Interested Directors/Trustees of the Columbia RiverSource Boards are not paid for special meetings conducted by telephone. In 2010, the Columbia RiverSource Board’s Chair will receive total annual cash compensation of $430,000. If the Nominees are elected to serve on the board of the Combined Fund Complex, the compensation paid to the directors/trustees of the Combined Fund Complex (except Mr. Truscott, who will receive no remuneration from the Funds) is expected to be reconsidered and adjusted to reflect the increase in the number of funds to be overseen by the consolidated board.

The Non-Interested Directors/Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Columbia RiverSource Board Director/Trustee may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Funds in the RiverSource Fund Complex and the amount paid to the Columbia RiverSource Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). It is anticipated that deferral of Columbia RiverSource Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities. See Appendix E for information on the amount of compensation paid to the Trustees on a Fund-by-Fund basis and in the aggregate.

Required Vote and Recommendation

For each Company, the election of directors/trustees requires the affirmative vote of a plurality of the voting power of the shares of the Company present and entitled to vote at the Meeting. In voting for directors/trustees, you may vote all of your shares cumulatively. This means that you have the right to give each Nominee an equal number of votes or divide the votes among the Nominees as you wish. You have as many votes as the total dollar value of your investment (number of shares owned times net asset value per share) as of the close of business you own on the record date multiplied by the number of directors/trustees to be elected.

This Proposal 1 is contingent on Proposal 2 to the extent that, if shareholders of a Company elect all 16 Nominees but do not approve the proposed amendment to such Company’s Charter, then William F. Truscott, an “interested person” of the Companies as defined in Section 2(a)(19) of the 1940 Act, will not continue as a director/trustee of that Company.

EACH COLUMBIA RIVERSOURCE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

PROPOSAL 2 – APPROVE AMENDMENT TO CHARTER

Columbia Absolute Return Currency and Income Fund	Columbia Large Core Quantitative Fund
Columbia AMT-Free Tax-Exempt Bond Fund	Columbia Large Growth Quantitative Fund
Columbia Asia Pacific ex-Japan Fund	Columbia Large Value Quantitative Fund
Columbia Diversified Bond Fund	Columbia Limited Duration Credit Fund
Columbia Diversified Equity Income Fund	Columbia Mid Cap Growth Opportunity Fund
Columbia Dividend Opportunity Fund	Columbia Mid Cap Value Opportunity Fund
Columbia Emerging Markets Bond Fund	Columbia Minnesota Tax-Exempt Fund
Columbia Emerging Markets Opportunity Fund	Columbia Money Market Fund
Columbia Equity Value Fund	Columbia Multi-Advisor International Value Fund
Columbia European Equity Fund	Columbia Multi-Advisor Small Cap Value Fund
Columbia Floating Rate Fund	Columbia Portfolio Builder Aggressive Fund
Columbia Global Bond Fund	Columbia Portfolio Builder Conservative Fund
Columbia Global Equity Fund	Columbia Portfolio Builder Moderate Aggressive Fund
Columbia Global Extended Alpha Fund	Columbia Portfolio Builder Moderate Conservative Fund
Columbia High Yield Bond Fund	Columbia Portfolio Builder Moderate Fund
Columbia Income Builder Fund	Columbia Short-Term Cash Fund
Columbia Income Opportunities Fund	Columbia Strategic Allocation Fund
Columbia Inflation Protected Securities Fund	Columbia U.S. Government Mortgage Fund

As discussed above under Proposal 1, the Columbia RiverSource Boards and the Columbia Nations Board have agreed to have a consolidated board of directors/trustees for a portion of the Combined Fund Complex. In order to implement the board of directors/trustees consolidation discussed above, the Board Governance Committee of each Columbia RiverSource Board has nominated and recommended, and each full Columbia RiverSource Board has nominated, the 16 Nominees for election to the Columbia RiverSource Boards, as further described in Proposal 1. However, the Charter of each Charter Company currently states that such Charter Company can have no more than 15 directors/trustees. Accordingly, it is proposed that the applicable provision of each Charter Company’s Charter be amended (a) to increase the maximum permissible number of directors/trustees to twenty (20) and (b) to provide that any future change in the actual number of directors/trustees within the stated range shall require the approval of at least seventy-five percent (75%) of the directors/trustees then serving. The language used in the relevant provisions in the current Articles of Incorporation (and in the case of RiverSource Special Tax-Exempt Series Trust, the Declaration of Trust) of the Charter Companies varies slightly. A sample of the current language of the Charter Companies’ Charters, and a sample of the proposed language that would be included in the Charter Companies’ Charters, are set forth below.

Sample of Current Language	Proposed Language
The [directors][trustees], of which there shall be not less than two nor more than fifteen, shall be elected at the first meeting of the shareholders for an indefinite term and thereafter at each regular meeting of shareholders, to hold office for an indefinite term until the next regular meeting of shareholders, but in any event, they shall hold office until their successors are elected and qualify.	The [directors][trustees], of which there shall be not less than two nor more than twenty, shall be elected by shareholders, to hold office for an indefinite term, but in any event, they shall hold office until their successors are elected and qualify. The actual number of [directors][trustees] shall be set from time to time by action of at least 75% of the [directors][trustees] then in office.

The proposed amendment to each Charter Company’s Charter would also provide that any future change to such Charter’s provisions regarding the establishment of a maximum and minimum number of directors/trustees would require the approval of seventy-five percent (75%) of the then serving directors/trustees as well as, if required, a majority vote of the shareholders of the Charter Company.

Required Vote and Recommendation

For each Charter Company, approval of the Charter amendment (Proposal 2) requires the affirmative vote of a majority of the voting power of the Charter Company present and entitled to vote at the Meeting. All shares of a Charter Company vote together as a single class on Proposal 2.

THE COLUMBIA RIVERSOURCE BOARD OF EACH CHARTER COMPANY UNANIMOUSLY

RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO ITS CHARTER.

PROPOSAL 3 – APPROVE AGREEMENT AND PLAN OF REDOMICILING

Columbia Absolute Return Currency and Income Fund	RiverSource Global Series, Inc.
Columbia AMT-Free Tax-Exempt Bond Fund	RiverSource Tax-Exempt Series, Inc.
Columbia Asia Pacific ex-Japan Fund	RiverSource International Series, Inc.
Columbia Diversified Bond Fund	RiverSource Diversified Income Series, Inc.
Columbia Diversified Equity Income Fund	RiverSource Investment Series, Inc.
Columbia Dividend Opportunity Fund	RiverSource Sector Series, Inc.
Columbia Emerging Markets Bond Fund	RiverSource Global Series, Inc.
Columbia Emerging Markets Opportunity Fund	RiverSource Global Series, Inc.
Columbia Equity Value Fund	RiverSource Strategy Series, Inc.
Columbia European Equity Fund	RiverSource International Series, Inc.
Columbia Floating Rate Fund	RiverSource Bond Series, Inc.
Columbia Global Bond Fund	RiverSource Global Series, Inc.
Columbia Global Equity Fund	RiverSource Global Series, Inc.
Columbia Global Extended Alpha Fund	RiverSource Global Series, Inc.
Columbia High Yield Bond Fund	RiverSource High Yield Income Series, Inc.
Columbia Income Builder Fund	RiverSource Income Series, Inc.
Columbia Income Opportunities Fund	RiverSource Bond Series, Inc.
Columbia Inflation Protected Securities Fund	RiverSource Bond Series, Inc.
Columbia Large Core Quantitative Fund	RiverSource Large Cap Series, Inc.
Columbia Large Growth Quantitative Fund	RiverSource Investment Series, Inc.
Columbia Large Value Quantitative Fund	RiverSource Investment Series, Inc.
Columbia Limited Duration Credit Fund	RiverSource Bond Series, Inc.
Columbia Mid Cap Growth Opportunity Fund	RiverSource Equity Series, Inc.
Columbia Mid Cap Value Opportunity Fund	RiverSource Investment Series, Inc.
Columbia Minnesota Tax-Exempt Fund	RiverSource Special Tax-Exempt Series Trust
Columbia Money Market Fund	RiverSource Money Market Series, Inc.
Columbia Multi-Advisor International Value Fund	RiverSource International Managers Series, Inc.
Columbia Multi-Advisor Small Cap Value Fund	RiverSource Managers Series, Inc.
Columbia Portfolio Builder Aggressive Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Conservative Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Aggressive Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Conservative Fund	RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Moderate Fund	RiverSource Market Advantage Series, Inc.
Columbia Short-Term Cash Fund	RiverSource Short Term Investments Series, Inc.
Columbia Strategic Allocation Fund	RiverSource Strategic Allocation Series, Inc.
Columbia U.S. Government Mortgage Fund	RiverSource Government Income Series, Inc.

(each, a “Redomiciling Fund” and collectively, the “Redomiciling Funds”)	(each, a “Redomiciling Company” and collectively, the “Redomiciling Companies”)

At a joint meeting of the Columbia RiverSource Boards held on [—], 2010, the Boards of Directors (each, a “Redomiciling Board” and collectively, the “Redomiciling Boards”) of each Redomiciling Company, on behalf of its corresponding Redomiciling Funds, approved a redomiciling agreement (the “Redomiciling Agreement”).

The Redomiciling Boards recommend that shareholders of each Redomiciling Company, on behalf of its Redomiciling Fund(s), approve the Redomiciling Agreement. Significant provisions of the Redomiciling Agreement are summarized below.

Each Redomiciling Fund is currently a series of its corresponding Redomiciling Company. Under the Redomiciling Agreement, each Redomiciling Fund would be reorganized and redomiciled as a New Fund of RiverSource Series Trust, an existing Massachusetts business trust (each, a “Redomiciling” and collectively, the “Redomicilings”). The Redomiciling Boards believe that the Redomicilings likely will benefit the Redomiciling Funds and their shareholders in several ways, including by creating the opportunity for operating efficiencies and cost savings by consolidating the Redomiciling Funds with other funds in the same Massachusetts business trust and by reducing the number of states under the laws of which the funds in the Combined Fund Complex are organized. In addition, as a series of RiverSource Series Trust, each New Fund will have greater flexibility than the corresponding Redomiciling Fund to implement changes that the Boards determine are in the best interests of shareholders of their corresponding Redomiciling Fund(s), in response to market or other conditions.

Each New Fund (i) will not engage in any operations prior to the Redomicilings other than in connection with organizational activities; and (ii) was created solely for the purpose of acquiring and carrying on the business of its corresponding Redomiciling Fund. If a Redomiciling Fund’s shareholders approve the Redomiciling with respect to the Redomiciling Fund, the Redomiciling Fund will transfer all of its assets to the corresponding New Fund in exchange for shares of the New Fund and the New Fund’s assumption of the Redomiciling Fund’s liabilities. The Redomiciling Agreement further provides that each Redomiciling Fund will then distribute the shares received from the corresponding New Fund to the Redomiciling Fund’s shareholders and then terminate. As a result, the total value of the shares held by a shareholder of a Redomiciling Fund immediately prior to a Redomiciling will be equal to the total value of the shares that the shareholder will receive from the corresponding New Fund. Assuming the proposal is approved by shareholders, we expect the Redomicilings to take effect before the end of the second quarter of the 2011 calendar year (the “Effective Date”), although that date may be adjusted in accordance with the terms of the Redomiciling Agreement.

On the Effective Date of a Redomiciling, shareholders of a Redomiciling Fund will receive shares of a corresponding New Fund that are equal in number and in value to their shares of the Redomiciling Fund. For example, if a shareholder currently owns 100 shares of a Redomiciling Fund, immediately after the closing of the Redomiciling, he or she would own 100 shares of the same class of the corresponding New Fund having the same net asset value as his or her original 100 shares of the Redomiciling Fund. Accordingly, shareholders of the Redomiciling Funds would hold an interest in the corresponding New Funds that is equivalent to their interest in the corresponding Redomiciling Funds. For all practical purposes, a shareholder’s financial interest in the Redomiciling Fund would not change. As described below, each Redomiciling is intended to be tax-free for U.S. federal income tax purposes.

After a Redomiciling, each New Fund’s name, investment objective, investment strategies, investment manager, subadviser(s), portfolio managers, administrators or other service providers will be the same as those of its corresponding Redomiciling Fund. The board of trustees and officers of RiverSource Series Trust are expected to be the same as those of the Redomiciling Company and would govern and operate RiverSource Series Trust in essentially the same manner as they previously governed and operated the Redomiciling Company. However, instead of being called “Directors” (as members of the Redomiciling Boards of Redomiciling Companies other than RiverSource Special Tax-Exempt Series Trust are currently called), the members of the Redomiciling Board, as members of the Board of Trustees of RiverSource Series Trust, would be called “Trustees” and would operate pursuant to the governing documents of RiverSource Series Trust. Each New Fund will offer the same shareholder services as its corresponding Redomiciling Fund. The fees and expenses of the New Fund will not change as a result of its Redomiciling.

For a comparison of certain attributes of the Redomiciling Funds and the New Funds that may affect shareholders of the Redomiciling Funds, please see the “Comparison of the Redomiciling Funds and the New Funds.”

Shareholders of RiverSource Series Trust are concurrently considering and voting on a proposal that is identical to Proposal 1 (with the same slate of nominees), the outcome of which would determine the composition of the board of trustees that will oversee the New Funds following the closing of the Redomicilings, regardless of the outcome of the vote of the Redomiciling Funds’ shareholders on Proposal 1.

In the event that shareholders of a Redomiciling Fund approve the Redomiciling of such Redomiciling Fund, then the outcome of the shareholder vote on the Proposed IMS Agreement covered by Proposal 4 and the authorization covered by Proposal 5, if applicable, will apply to the New Fund. In the event that shareholders of a Redomiciling Fund do not approve the Redomiciling of such Redomiciling Fund, then the outcome of the shareholder vote on the Proposed IMS Agreement covered by Proposal 4 and the authorization covered by Proposal 5, if applicable, will apply to such Redomiciling Fund as it currently exists within its Redomiciling Company.

Summary of the Redomiciling Agreement

[The proposed Redomiciling Agreement, approved by the Redomiciling Boards, contemplates the transfer of all of the assets of each Redomiciling Fund in exchange for shares of its corresponding New Fund and the New Fund’s assumption of such Redomiciling Fund’s liabilities. Each New Fund has identical investment objectives, principal strategies, and risks as its corresponding Redomiciling Fund. As a result of the Redomicilings, the assets and liabilities of each Redomiciling Fund will be transferred to a corresponding New Fund, and the shareholders of a Redomiciling Fund will become shareholders of the corresponding New Fund. More specifically, the Redomiciling Agreement contemplates:

•	the redomiciling of each Redomiciling Fund into a New Fund, which is a newly created series of RiverSource Series Trust, an existing Massachusetts business trust;

•

the transfer of all of the assets of each Redomiciling Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having an aggregate net asset value equal to the value of the assets and liabilities of the Redomiciling Fund and the assumption by such New Fund of all of the liabilities of such Redomiciling Fund;

•

the distribution to each shareholder of each Redomiciling Fund of the same number of shares of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Redomiciling Fund held by that shareholder on the Effective Date; and

•	the subsequent complete liquidation and dissolution of each Redomiciling Fund and, if all Redomiciling Funds of a Redomiciling Company have been liquidated and dissolved, such Redomiciling Company.

If shareholders approve the Redomicilings, the Redomicilings will take place if the parties to the Redomiciling Agreement satisfy various conditions set forth in that agreement.

The Redomiciling Agreement provides that each Redomiciling Fund will transfer to its corresponding New Fund its assets on the Effective Date in exchange solely for shares of the corresponding New Fund and the corresponding New Fund’s assumption of the applicable Redomiciling Fund’s liabilities. The Redomiciling Agreement further provides that each Redomiciling Fund will distribute the shares received from the corresponding New Fund to its shareholders and terminate and dissolve in accordance with applicable Minnesota state law (or Massachusetts state law in the case of Columbia Minnesota Tax-Exempt Fund). The number of full and fractional shares of the New Fund you will receive in the Redomiciling will be equal to the number and value of the full and fractional shares of the Redomiciling Fund you own at the close of business on the Effective Date.

The aggregate net asset value of the New Fund shares to be credited to the Redomiciling Fund shareholders of the corresponding Redomiciling Fund shall be equal to the aggregate net asset value of the Redomiciling Fund shares owned by such Redomiciling Fund shareholder on the Effective Date. All issued and outstanding shares of the Redomiciling Fund will simultaneously be canceled on the books of the Redomiciling Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with the Redomiciling.

After such distribution, the Redomiciling Funds will take all necessary steps under applicable state law, the respective governing instruments of the Redomiciling Funds, and any other applicable law to effect a complete dissolution of the Redomiciling Funds. Each Board of the Redomiciling Funds has determined, with respect to such Redomiciling Fund, that the interests of shareholders of such Redomiciling Fund will not be diluted as a result of the Redomiciling and that participation in the Redomiciling is in the best interests of such Redomiciling Fund and its shareholders.

The Redomiciling Agreement further provides that the warranties, representations and agreements contained in the Redomiciling Agreement are severable with respect to each Redomiciling Fund and its corresponding New Fund. The Boards of the Redomiciling Funds or the New Funds may terminate the Redomiciling Agreement and abandon transactions contemplated thereby, with respect to any New Fund or Redomiciling Fund, at any time prior to the Effective Time (as defined in the Redomiciling Agreement) of the Redomiciling, before or after approval by the shareholders of the Redomiciling Funds, if circumstances should develop that, in the opinion of that Board, make proceeding with the Redomiciling inadvisable with respect to such Fund(s). The Redomiciling is conditioned upon, among other things, the requisite approval of shareholders, the absence of certain legal proceedings, the receipt of certain regulatory consents deemed necessary to consummate the Redomiciling, the Redomiciling Funds’ and New Funds’ receipt of an opinion substantially to the effect that the Redomiciling will qualify as a reorganization under Section 368 of the Code and certain legal opinions regarding the organization of the New Funds and issuance of its shares in connection with the Redomiciling. The Redomiciling Agreement provides that the Redomiciling Funds or New Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Redomiciling Fund or New Fund, as applicable, other than the requirements that: (1) the Redomiciling Agreement be approved by shareholders of the particular Redomiciling Fund; and (2) the Redomiciling Funds receive an opinion of counsel that the transactions contemplated by the Redomiciling Agreement will constitute a tax-free reorganization for U.S. federal income tax purposes.]

Comparison of the Redomiciling Funds and the New Funds

Each Redomiciling Company that is a Minnesota corporation (each, a “Redomiciling Minnesota Corporation” and collectively, the “Redomiciling Minnesota Corporations”) is currently governed by Articles of Incorporation, Bylaws and a Board of Directors, as well as the Minnesota Business Corporation Act (the “MBCA”). Each New Fund would be a series of RiverSource Series Trust, an existing Massachusetts business trust governed by its own Declaration of Trust, Bylaws and a Board of Trustees, as well as Massachusetts law as it applies to Massachusetts business trusts. The operations of the Redomiciling Funds and the New Funds, and the Redomiciling Companies and RiverSource Series Trust, are also governed by applicable U.S. federal law.

Certain differences and similarities between these entities are summarized in Appendix F to this Joint Proxy Statement. Columbia Minnesota Tax-Exempt Fund, a series of RiverSource Special Tax-Exempt Series Trust, an existing Massachusetts business trust, is subject to the same Massachusetts state laws as fund series of RiverSource Series Trust. Certain differences between the Declarations of Trust of RiverSource Special Tax-Exempt Series Trust and RiverSource Series Trust are also summarized in Appendix F to this Joint Proxy Statement.

Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

U.S. Federal Income Tax Consequences of the Redomicilings

The Redomicilings are intended to be tax-free under U.S. federal tax law (although there can be no assurance that the Internal Revenue Service will adopt a similar position). Consummation of the Redomicilings is subject to receipt of a legal opinion from Ropes & Gray LLP, counsel to the Redomiciling Funds and the New Funds, that, based on certain assumptions made and representations to be made on behalf of the Redomiciling Funds and New Funds, the transfer to the New Funds of all the assets of the corresponding Redomiciling Funds and the assumption by the New Funds of all of the liabilities of the corresponding Redomiciling Fund, followed by the distribution of such New Fund shares to the shareholders of the applicable Redomiciling Fund and the dissolution and termination of the Redomiciling Funds will constitute a “reorganization” within the meaning of Section 368(b) of the Code. However, immediately prior to the Redomiciling, each Redomiciling Fund intends to declare and pay a final distribution to its shareholders of all of its net investment company taxable income, if any (and net tax-exempt income, if any) for taxable years ending on or before the effective time of the Redomiciling and all of its net capital gain, if any, recognized in those years.

Timing of the Redomicilings

If necessary approvals are obtained, the proposed Redomicilings will likely occur on or about [—], 2011, although the date may be adjusted in accordance with the terms of the Redomiciling Agreement.

Expenses Related to the Redomicilings

Columbia Management will bear all of the costs of the Redomicilings.

Approval of Redomiciling Agreement by the Redomiciling Boards

Each Redomiciling Board has determined that the Redomiciling with respect to each Redomiciling Fund is in the best interests of the shareholders of such Redomiciling Fund and unanimously recommends that shareholders approve each Redomiciling. In approving the Redomicilings, the Redomiciling Boards considered that:

•

Funds organized as series of Massachusetts business trusts have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Minnesota law, certain fund transactions, such as mergers, certain types of reorganizations and liquidations, are subject to mandatory shareholder votes. Massachusetts business trust law allows a fund to provide in its governing documents that each of these transactions may go forward with only trustee approval. All remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Redomicilings. The trustees (the “Trustees”) of the Board of Trustees of RiverSource Series Trust, therefore, will have greater flexibility to manage the New Funds more effectively and efficiently by expanding their ability to revise RiverSource Series Trust’s Declaration of Trust to respond to future contingencies, and changes in industry standards, economic conditions and regulatory conditions. These changes may, among other things, minimize the time and expense of shareholder meetings and allow the Trustees to act quickly when it is in the interests of shareholders to do so. For example, subject to certain exceptions, the Trustees will not need to undergo the costly and time consuming process of procuring shareholder approval to liquidate a New Fund or to amend to the Declaration of Trust to address certain pressing issues;

•	The Redomicilings will not dilute the interests of the shareholders of the Redomiciling Funds or the New Funds;

•

There are differences between the Redomiciling Minnesota Funds, which are organized as series of Minnesota corporations, and the New Funds, which would be organized as series of a Massachusetts business trust, including the rights of shareholders, which, in certain respects, will be reduced under the Declaration of Trust. The protections afforded shareholders under U.S. federal law, however, will not be affected;

•

Many mutual funds are organized as Massachusetts business trusts. The Redomiciling Boards believe that the proposed Massachusetts business trust form provides a more flexible and cost-efficient method of operating the Redomiciling Funds in the future for the benefit of such Funds’ shareholders;

•

There may be operating efficiencies and cost savings by consolidating the Redomiciling Funds with other funds in the same Massachusetts business trust, and by subjecting the funds in the Combined Fund Complex to a less diverse set of state laws;

•	Each New Fund will have the same investment objective(s), principal investment strategies and risks as its corresponding Redomiciling Fund;

•

Columbia Management will continue to serve as the investment manager to the New Funds after the Redomicilings on substantially similar terms and conditions as set forth in the Redomiciling Fund’s existing IMS Agreement (as affected by the outcome of the vote on Proposal 4 (approval of Proposed IMS Agreement));

•	The expenses of the Redomiciling Funds will not increase as a result of the Redomicilings;

•	The shareholder services available to shareholders of the New Funds will be the same as those available to shareholders of the Redomiciling Funds;

•	For U.S. federal income tax purposes, the Redomicilings are intended to be tax-free transactions for each Redomiciling Fund and its shareholders; and

•	Columbia Management will pay all of the costs of the Redomicilings.

With respect to certain differences in shareholder rights noted above, please see “Comparison of the Redomiciling Funds and the New Funds” above and Appendix F for a fuller discussion of such differences.

Required Vote and Recommendation

For each Redomiciling Fund, approval of the Redomicilings requires the affirmative vote of a majority of the voting power of each such Redomiciling Fund (voting together as a single class) present and entitled to vote at the Meeting. A vote to approve the Redomiciling with respect to any Fund will also constitute a vote to approve, if necessary to effect the Redomiciling, an amendment to the governing documents of the Fund’s corresponding Redomiciling Company.

EACH REDOMICILING BOARD UNANIMOUSLY RECOMMENDS THAT THE

SHAREHOLDERS OF ITS REDOMICILING FUNDS VOTE FOR THE

REDOMICILING AGREEMENT.

PROPOSAL 4 – APPROVE PROPOSED IMS AGREEMENT

(All Funds Except Columbia Marsico Flexible Capital Fund)

The Columbia RiverSource Board has approved a new Investment Management Services Agreement (each, a “Proposed IMS Agreement” and collectively, the “Proposed IMS Agreements”) between Columbia Management and each Company, on behalf of each of its corresponding Funds except Columbia Marsico Flexible Capital Fund, and unanimously recommends that shareholders of each such Fund approve the respective Proposed IMS Agreement. Under the 1940 Act, shareholder approval is required before any Fund can implement its respective Proposed IMS Agreement. If shareholders of a Fund do not approve a Proposed IMS Agreement, such Fund will continue operating pursuant to its Investment Management Services Agreement currently in effect (each, a “Current IMS Agreement” and collectively, the “Current IMS Agreements”).

The Proposed IMS Agreements are part of a larger group of proposals aimed at further integrating the Combined Fund Complex following the Transaction. The Proposed IMS Agreements, if approved, would conform to the standard form of Investment Management Services Agreement used by the other funds in the Combined Fund Complex and are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Under the Proposed IMS Agreements, the Funds would continue to be managed by Columbia Management and are expected to receive at least the same level and quality of services as those received under the Current IMS Agreements. Additionally, for certain Funds, the Proposed IMS Agreements reflect an increase in the applicable investment advisory fee rates. With respect to each Fund that has a performance incentive adjustment (a “PIA”) to its applicable investment advisory fee rate, the Proposed IMS Agreements reflect the elimination of the PIA. Specifically, as further described below, the Proposed IMS Agreements would affect different Funds in different ways:

(a)	For certain Funds (each, an “IMS Fund” and collectively, the “IMS Funds”), the Proposed IMS Agreements include certain changes to the terms and conditions of the Fund’s Current IMS Agreements, but would neither increase investment advisory fee rates nor eliminate a PIA because a PIA does not currently exist for such Fund (“Non-Fee Changes”);

(b)	For certain Funds (each, an “IMS/Fee Increase Fund” and collectively, the “IMS/Fee Increase Funds”), the Proposed IMS Agreements include (i) the Non-Fee Changes and (ii) an increase to the investment advisory fee rates payable to Columbia Management at certain asset levels;

(c)	For certain Funds (each, an “IMS/PIA Fund” and collectively, the “IMS/PIA Funds”), the Proposed IMS Agreements include (i) the Non-Fee Changes and (ii) the elimination of a PIA; and

(d)	For certain Funds (each, an “IMS/Fee Increase/PIA Fund” and collectively, the “IMS/Fee Increase/PIA Funds”), the Proposed IMS Agreements include (i) the Non-Fee Changes, (ii) an increase to the investment advisory fee rates payable to Columbia Management at all or most asset levels and (iii) the elimination of a PIA.

A description of key terms and a comparison of the Proposed IMS Agreements and the Current IMS Agreements are set forth below. All changes to the Current IMS Agreements that are unrelated to a Fund’s investment advisory fee rate and/or that involve only a decrease to the investment advisory fee rates payable by a Fund (as described below under “Proposal 4 – Approve Proposed IMS Agreement – Description and Comparison of the Proposed IMS Agreements and the Current IMS Agreements”) are deemed to be “Non-Fee Changes.” Additional details about the effects of the Proposed IMS Agreements on particular Funds’ fee rates immediately follow this comparison. Additional information about Columbia Management is provided in Appendix G.

Description and Comparison of the Proposed IMS Agreements and the Current IMS Agreements

The overall terms of each Proposed IMS Agreement are similar to those of each Current IMS Agreement. However, as further described below under Proposals 4(b), 4(c) and 4(d), certain Funds will experience changes in their fee structures that would or could result in an increase to the investment advisory fee rate payable by such Fund. In addition, certain of the IMS Funds will experience changes in their fee structures that would or could result in a decrease to the investment advisory fee rate payable by such Fund. In either case, the level of services provided by Columbia Management under the Proposed IMS Agreements are not expected to change from the level of services currently being provided under the Current IMS Agreements. The rate decreases are not required to be voted on by shareholders and thus are not described below.

The Proposed IMS Agreements also include certain language and other changes as described below. The dates on which each Current IMS Agreement was entered into and last submitted to a vote of shareholders, and the purpose of such submission are included in Appendix H. For ease of reference, the Proposed IMS Agreements and Current IMS Agreements are sometimes referred to in this section as the “IMS Agreements.”

Notwithstanding some differences in the specific language used to describe the services provided, the overall scope and nature of the investment advisory services to be provided under the Proposed IMS Agreements are the same, in all material respects, as those provided under the Current IMS Agreements. In this regard, both forms of IMS Agreement generally provide that, subject to oversight by the Boards and the authorized officers of the Funds, Columbia Management agrees to: continuously furnish the Funds with investment advice; decide what securities are to be purchased, held or sold, consistent with the Funds’ respective investment objectives and policies; perform investment research; prepare and make available to the Boards all research and statistical data in connection therewith; and execute or cause the execution of purchase and sell orders for the Funds. The Proposed IMS Agreements add that Columbia Management will determine which investments to make consistent with each Fund’s investment strategies, recommend changes to investment objectives, strategies and policies to the Boards and furnish to the pertinent Board such reports, statistical data and other information relating to the investment management of the relevant Fund in the form and at such intervals that such Board may reasonably request.

Under both forms of IMS Agreement, Columbia Management, in executing portfolio transactions and selecting brokers or dealers for a Fund, agrees to seek best execution. The Proposed IMS Agreements state that, in selecting broker-dealers to execute transactions, Columbia Management may consider not only the price of the security being traded (including commission or mark-up), but also other relevant facts such as, without limitation, the size and difficulty of the transaction, the characteristics of the security being traded, the broker-dealer’s financial condition and execution capabilities or research or other information furnished to Columbia Management. This differs from the Current IMS Agreements, which provides that Columbia Management will consider such other factors. Both forms of IMS Agreement explicitly contemplate that Columbia Management may, except where otherwise directed by the Boards, execute transactions or pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

Both forms of IMS Agreement contemplate the engagement by Columbia Management of subadvisers for the Funds, and provide that Columbia Management may subcontract for certain of the services described under that IMS Agreement, with the understanding that the quality and level of services required to be provided under the IMS Agreement will not be diminished thereby and with the further understanding that Columbia Management will obtain the approval of the Board and/or a Fund’s shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the agreement, resolutions of the Boards and Columbia Management’s commitments. Both forms of IMS Agreement contemplate that Columbia Management will maintain an adequate organization of competent persons to provide the services and to perform the functions therein mentioned, though the Proposed IMS Agreements qualify this requirement to the extent such services and functions have not been delegated to a subadviser. In addition, while the Current IMS Agreements require Columbia Management to maintain adequate oversight over service providers, including subadvisers, the Proposed IMS Agreements limit this oversight responsibility to subadvisers (though the Funds’ Administrative Services Agreement provides for Columbia Management’s oversight of the Funds’ service providers).

With respect to Columbia Management’s obligation to obtain the approval of a Fund’s shareholders prior to retaining, employing or changing subadvisers, please note that, for certain Funds (the MofM Funds, as defined below), this Joint Proxy Statement also asks you to authorize Columbia Management to appoint non-affiliated subadvisers and/or materially modify agreements with non-affiliated subadvisers without obtaining the approval of shareholders under most circumstances. For more information about this request for authority, see “Proposal 5—Approve the Manager of Managers Proposal.”

Both forms of IMS Agreement contemplate that Columbia Management will provide support as required or requested by a Board with respect to voting proxies solicited by or with respect to the issuers of securities owned by a Fund. The Proposed IMS Agreements contemplate that Columbia Management may vote proxies and provide or withhold consents as directed by the Board from time to time, while the Current IMS Agreements state that the Board has the sole voting power with respect to such proxies.

Both forms of IMS Agreement generally require that all information provided by a Fund to Columbia Management and vice versa be treated as confidential and non-disclosable to unaffiliated third parties except under limited circumstances. The IMS Agreements generally require books and records to be maintained by Columbia Management on behalf of a Fund.

Fees

Under both forms of IMS Agreement, each Fund pays a fee that is based on a percentage of the daily net assets of the Fund. The IMS Agreements provide for such fees to be accrued daily and paid monthly, although the Proposed IMS Agreements specify that daily accruals can be modified by the corresponding Columbia RiverSource Board, consistent with each Fund’s prospectus and statement of additional information. Columbia Management is solely responsible for compensating any subadviser(s) for performing any of the duties delegated to them.

The aggregate amounts paid by each IMS/Fee Increase Fund, each IMS/PIA Fund and each IMS/Fee Increase/PIA Fund to Columbia Management during the Fund’s last fiscal year are set forth in Appendix I to this Joint Proxy Statement. Schedules of the current and proposed annual operating expenses for each IMS/Fee Increase Fund, each IMS/PIA Fund and each IMS/Fee Increase/PIA Fund whose investment advisory fees payable would be increasing under its Proposed IMS Agreement are also set forth in Appendix I to this Joint Proxy Statement. For other Funds, whose investment advisory fee rates and total management fee rates are not increasing, amounts paid and current and pro forma annual operating expense information are not included in this Joint Proxy Statement. Except for the fee rate changes described in this Proposal 4 and in Appendix I, there are no proposed fee rate changes under the Proposed IMS Agreements that could or would result in an increase in the investment advisory fee rates payable under the Current IMS Agreements.

As noted below, Columbia Management has agreed to continue to implement contractual expense limitations that will generally cap annual operating expense ratios at levels that are at or below the median net operating expense ratio of the other funds in the Fund’s respective peer group (as determined annually by an independent third-party data provider), pursuant to a methodology mutually agreed upon by the Boards and Columbia Management. These commitments may mitigate the impact of any fee increases resulting from any proposed investment advisory fee rate increases. Any contractual expense limitation may be revised or discontinued upon its expiration[, unless sooner terminated by the Fund’s Board in its discretion].

Payment of Expenses

The Proposed IMS Agreements require Columbia Management to furnish at its expense the office space, supplies, equipment, clerical help and other personnel and services required to render its investment management services and to pay the compensation of the directors/trustees or officers of the Fund who are directors, officers, or employees of Columbia Management (except to the extent that the Columbia RiverSource Board specifically approves the payment by the Fund of all or a portion of such compensation). The Proposed IMS Agreement specifically notes that, except to the extent expressly assumed by Columbia Management, and except to the extent required by law to be paid or reimbursed by Columbia Management, Columbia Management will have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

The Current IMS Agreements require Columbia Management to bear all expenses associated with its services under an IMS Agreement, except for the following specified expenses payable by each Fund: (a) fees payable to Columbia Management for its services under the terms of an IMS Agreement; (b) taxes; (c) brokerage commissions and other charges in connection with the purchase and sale of assets; (d) custodian fees and expenses; (e) premiums on the Fund’s fidelity bond required by Rule 17g-1 under the 1940 Act; (f) fees and expenses of attorneys generally; (g) fees paid for qualification and registration for public sale of the Fund’s securities; (h) fees of consultants employed by the Fund; (i) Board member, officer, and employee expenses, except the Fund will not pay any fees or expenses of any person who is an officer or employee of Columbia Management or its affiliates; (j) certain state filing fees and charges incurred by the Fund; (k) organizational expenses of the Fund; (l) expenses incurred by the Fund in lending portfolio securities; (m) expenses properly payable by the Fund, that are approved by the Columbia RiverSource Board; and (n) other expenses payable by the Fund pursuant to separate agreements between the Fund and any of its service providers. While the Proposed IMS Agreements replace the foregoing recitation of specified expenses with a general statement regarding the obligation of the Fund to bear any operating expenses incurred in its organization and operation, there is no actual change in the allocation of expenses between Columbia Management and the Funds.

Limits of Liability

Under the Proposed IMS Agreements, and subject to U.S. federal securities laws, neither Columbia Management nor any of its directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by a Fund or the Fund’s shareholders or creditors, except for a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties under the IMS Agreement or reckless disregard of its obligations or duties under the IMS Agreement. The Current IMS Agreements include the term “intentional misconduct” rather than “willful misfeasance” and do not include any specific references to liability for acts by Columbia Management in the reckless disregard of its obligations or duties.

Other Items

The IMS Agreements deem Columbia Management an independent contractor of the Funds, with no authority to act or represent the Funds (except as expressly provided or authorized). The IMS Agreements also affirmatively state that Columbia Management and its affiliates may perform investment advisory services for other clients, so long as Columbia Management’s services under the IMS Agreements are not impaired thereby.

The IMS Agreements require Columbia Management to allocate investment opportunities among its clients, including the Funds, in a fair and equitable manner consistent with its fiduciary obligations. The Current IMS Agreements specifically restrict Columbia Management, its officers, directors or employees, from making, accepting or receiving any fees in connection with the purchase or sales of assets (except shares issued by the Fund) by or for the Fund, except as permitted under the IMS Agreement and consistent with the use of a broker-dealer affiliate of Columbia Management under U.S. federal securities laws. The Proposed IMS Agreements do not contain such an explicit prohibition. Even so, Columbia Management would continue to be required to adhere to such restrictions consistent with the 1940 Act.

The Proposed IMS Agreements also include certain provisions that are not currently in the Current IMS Agreements. In this regard, the Proposed IMS Agreements include a provision that all parties to such agreements acknowledge and agree that any and all liabilities of the Company arising directly or indirectly under such agreements will be satisfied solely out of the assets of the Company and that no director/trustee, officer or shareholder shall be personally liable for any such liabilities. Further, the Proposed IMS Agreements state that if any term, provision, agreement, covenant or restriction of the Agreement is invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated under the Agreement is not affected in any manner materially adverse to any party to the Agreement. Moreover, upon such a determination, the parties shall negotiate in good faith to modify the IMS Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner. The Proposed IMS Agreements also include a provision that, at such time as the Proposed IMS Agreement or any extension, renewal or amendment thereof or any similar agreement with any organization which has succeeded to the business of Columbia Management is no longer in effect, the Fund will cease to use any name derived from the name of Columbia Management or of any organization which shall have succeeded to Columbia Management’s business as an investment manager. No similar provisions are included in the Current IMS Agreements.

In addition, the Proposed IMS Agreements state that the agreement will be governed by the substantive laws of the Commonwealth of Massachusetts, while the Current IMS Agreements are to be construed in accordance with the laws of the State of Minnesota.

Proposal 4(a) – IMS Funds

The Columbia RiverSource Board of each of the Companies comprised of the IMS Funds (each, an “IMS Board” and collectively, the “IMS Boards”) unanimously approved, and recommends that shareholders of each IMS Fund vote for, the Proposed IMS Agreement between Columbia Management and each applicable Company on behalf of each of the following IMS Funds:

•	Columbia Absolute Return Currency and Income Fund

•	Columbia AMT-Free Tax-Exempt Bond Fund

•	Columbia Emerging Markets Bond Fund

•	Columbia Floating Rate Fund

•	Columbia Global Bond Fund

•	Columbia High Yield Bond Fund

•	Columbia Income Builder Fund

•	Columbia Income Opportunities Fund

•	Columbia Inflation Protected Securities Fund

•	Columbia Limited Duration Credit Fund

•	Columbia Money Market Fund

•	Columbia Portfolio Builder Aggressive Fund

•	Columbia Portfolio Builder Conservative Fund

•	Columbia Portfolio Builder Moderate Aggressive Fund

•	Columbia Portfolio Builder Moderate Conservative Fund

•	Columbia Portfolio Builder Moderate Fund

•	Columbia Retirement Plus 2010 Fund

•	Columbia Retirement Plus 2015 Fund

•	Columbia Retirement Plus 2020 Fund

•	Columbia Retirement Plus 2025 Fund

•	Columbia Retirement Plus 2030 Fund

•	Columbia Retirement Plus 2035 Fund

•	Columbia Retirement Plus 2040 Fund

•	Columbia Retirement Plus 2045 Fund

Approval of the Proposed IMS Agreements would not increase the investment advisory fee rate for any IMS Fund but would implement the Non-Fee Changes described above. If shareholders of an IMS Fund fail to approve the Proposed IMS Agreement on behalf of such IMS Fund, then Columbia Management will continue to serve as investment manager pursuant to that Fund’s Current IMS Agreement. The Proposed IMS Agreements of certain Funds include a reduction in investment advisory fee rates, which will be implemented regardless of whether shareholders of such a Fund approve the Proposed IMS Agreement. For a description of certain of the specific factors considered by the IMS Boards in approving the Proposed IMS Agreement, see “Proposal 4 – Approve Proposed IMS Agreement—Board Considerations” below.

Proposal 4(b) – IMS/Fee Increase Funds

In addition to considering the Non-Fee Changes described above, the Board of Directors of each of RiverSource Diversified Income Series, Inc. and RiverSource Government Income Series, Inc. and the Board of Trustees of RiverSource Special Tax-Exempt Series Trust (each, an “IMS/Fee Increase Board” and collectively, the “IMS/Fee Increase Boards”), on behalf of its respective IMS/Fee Increase Funds, considered the proposed increase to the investment advisory fee rates payable by the IMS/Fee Increase Funds to Columbia Management, and unanimously approved, and recommends that shareholders of each IMS/Fee Increase Fund vote for, the Proposed IMS Agreements on behalf of each of the following IMS/Fee Increase Funds:

•	Columbia Diversified Bond Fund;

•	Columbia Minnesota Tax-Exempt Fund; and

•	Columbia U.S. Government Mortgage Fund.

Description of the Change to Investment Advisory Fee Rate

As indicated above, the Proposed IMS Agreements are part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration fee rates), to the extent possible, across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Minnesota Tax-Exempt Fund with those of all other single state tax-exempt funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Continuing to implement contractual expense limitations that will generally cap annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of the other funds in the respective fund’s peer group (as determined annually by an independent third-party data provider); and

•	Correlating investment advisory and administration fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS/Fee Increase Funds would increase at certain asset levels. However, the net cumulative effect of the larger group of proposals is expected to be a reduction in the overall fees payable by the Combined Fund Complex. This will benefit many shareholders, especially since many shareholders own shares of more than one fund.

The increase in investment advisory fee rates would not necessarily result in higher gross expenses for the IMS/Fee Increase Funds in light of their current asset levels and contemporaneous reductions in other fee rates. The following chart provides additional information on a Fund-by-Fund basis about current and proposed investment advisory and administration fee rates for the IMS/Fee Increase Funds and illustrates the impact of the changes to investment advisory fee rates and administration fee rates on a consolidated basis.

Current and Proposed Management Fee Rates

Fund	Current Management Fees							Proposed Management Fees
	Fund Average Daily Net Assets (in millions of $)	Current Advisory		Current Administration		Total		Fund Average Daily Net Assets (in millions of $)	Proposed Advisory		Proposed Administration		Total
Columbia Diversified Bond Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$9,000 $9,000-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.480 0.480 0.455 0.430 0.405 0.380 0.365 0.360 0.350 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040 0.040	% % % % % % % % % % % % % %	0.550 0.545 0.515 0.490 0.455 0.430 0.415 0.410 0.400 0.390 0.380 0.370 0.350 0.330	% % % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.430 0.430 0.420 0.400 0.380 0.365 0.360 0.360 0.350 0.350 0.340 0.320 0.300	% % % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.500 0.495 0.480 0.460 0.430 0.415 0.410 0.400 0.390 0.380 0.370 0.350 0.330	% % % % % % % % % % % % %

Columbia Minnesota Tax-Exempt Fund	$0-$250 $250-$500 $500-$750 $750-$1,000 $1,000-$3,000 $3,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 $24,000-$50,000 > $50,000	0.410 0.385 0.360 0.345 0.320 0.320 0.310 0.300 0.300 0.290 0.270 0.250	% % % % % % % % % % % %	0.070 0.070 0.065 0.065 0.060 0.050 0.050 0.050 0.040 0.040 0.040 0.040	% % % % % % % % % % % %	0.480 0.455 0.425 0.410 0.380 0.370 0.360 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % %	$0-$250 $250-$500 $500-$750 $750-$1,000 $1,000-$3,000 $3,000-$7,500 $7,500-$9,000 $9,000-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 $24,000-$50,000 > $50,000	0.410 0.385 0.360 0.345 0.345 0.320 0.310 0.300 0.300 0.290 0.290 0.270 0.260	% % % % % % % % % % % % %	0.070 0.070 0.065 0.065 0.060 0.050 0.050 0.050 0.040 0.040 0.030 0.030 0.030	% % % % % % % % % % % % %	0.480 0.455 0.425 0.410 0.405 0.370 0.360 0.350 0.340 0.330 0.320 0.300 0.290	% % % % % % % % % % % % %

Columbia U.S. Government Mortgage Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$9,000 $9,000-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.480 0.480 0.455 0.430 0.405 0.380 0.365 0.360 0.350 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.050 0.050 0.040 0.040 0.040 0.040 0.040	% % % % % % % % % % % % % %	0.550 0.545 0.515 0.490 0.455 0.430 0.415 0.410 0.400 0.390 0.380 0.370 0.350 0.330	% % % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.430 0.430 0.420 0.400 0.380 0.365 0.360 0.360 0.350 0.350 0.340 0.320 0.300	% % % % % % % % % % % % %	0.070 0.065 0.060 0.060 0.050 0.050 0.050 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.500 0.495 0.480 0.460 0.430 0.415 0.410 0.400 0.390 0.380 0.370 0.350 0.330	% % % % % % % % % % % % %

The fees shown in the above tables do not account for any contractual expense limitation agreements between Columbia Management and the IMS/Fee Increase Funds. In this regard, Columbia Management has agreed to continue to implement contractual expense limitations that will generally cap annual operating expense ratios for each IMS/Fee Increase Fund at levels that are at or below the median expense ratio of the other funds in the Fund’s respective peer group. These commitments may mitigate the impact of any fee changes resulting from the adoption of standardized fee schedules. Appendix I shows the estimated impact of the changes to management fees on each IMS/Fee Increase Fund and the estimated impact of the expected fee caps, in each case based on the IMS/Fee Increase Fund’s net assets as of [—]. Any contractual expense limitation may be revised or discontinued upon its expiration[, unless sooner terminated by the IMS/Fee Increase Fund’s Board in its discretion].

Each year, an independent third-party data provider will determine the median expense ratios of a Fund’s Class A shares peer group. The independent third-party data provider’s determination will then be used to adjust the contractual expense limitation for Class A shares of such Fund, if necessary. Corresponding contractual expense limitations (adjusted to reflect differences in transfer agency and/or distribution and services fees) will be implemented for other share classes. Actual fees and expenses will vary based upon the size of the Fund and other factors, and may be higher or lower than the estimates shown in Appendix I. The estimated proposed expense caps shown in Appendix I reflect peer group median expense ratios as of early 2010, which are likely to change from year to year [but will remain in place

until at least [    ], 2012]. The amounts that would have been paid to Columbia Management by the IMS/Fee Increase Funds during the most recently completed fiscal year under the proposed investment advisory fee rates are also set forth in Appendix I.

[Columbia Management has informed the Columbia RiverSource Boards that the reductions, if any, in administration fee rates for each IMS/Fee Increase Fund are contingent on shareholder approval of the Proposed IMS Agreement for that particular Fund.] If shareholders of an IMS/Fee Increase Fund fail to approve the Proposed IMS Agreement on behalf of such Fund, then Columbia Management will continue to serve as investment manager to the Fund pursuant to the Current IMS Agreement. All terms and conditions of the Current IMS Agreement that are currently in effect, including the current investment advisory fee rates, would remain in effect.

For a description of certain of the specific factors considered by the IMS/Fee Increase Boards in approving the Proposed IMS Agreements, see “Proposal 4 – Approve Proposed IMS Agreement—Board Considerations” below.

Proposal 4(c) – IMS/PIA Funds

In addition to considering the Non-Fee Changes described above, the Board of Directors of each of RiverSource Global Series, Inc., RiverSource International Managers Series, Inc., RiverSource International Series, Inc., and RiverSource Managers Series, Inc., and the Board of Trustees of RiverSource Series Trust (each, an “IMS/PIA Board” and collectively, the “IMS/PIA Boards”), on behalf of its respective IMS/PIA Funds, considered the elimination of a PIA from such IMS/PIA Funds, and unanimously approved, and recommends that shareholders of each IMS/PIA Fund vote for, the Proposed IMS Agreements on behalf of each of the following IMS/PIA Funds:

•	Columbia 120/20 Contrarian Equity Fund

•	Columbia Asia Pacific ex-Japan Fund

•	Columbia Emerging Markets Opportunity Fund

•	Columbia European Equity Fund

•	Columbia Global Equity Fund

•	Columbia Global Extended Alpha Fund

•	Columbia Multi-Advisor International Value Fund

•	Columbia Multi-Advisor Small Cap Value Fund

•	Columbia Recovery and Infrastructure Fund

Description of the Performance Incentive Adjustment

As indicated above, the Proposed IMS Agreements, including the proposed elimination of the PIAs, are part of a group of proposals designed to align the fee structure of each IMS/PIA Fund with the investment management services fee structure currently in place across most funds in the Combined Fund Complex. The PIA, which is included in each Current IMS Agreement between an IMS/PIA Fund and Columbia Management, can increase or decrease the investment advisory fee payable by each such Fund based on the Fund’s relative performance.

For all IMS/PIA Funds, except Columbia 120/20 Contrarian Equity Fund, Columbia Recovery and Infrastructure Fund and Columbia Global Extended Alpha:

The PIA for these Funds is determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of an IMS/PIA Fund and the annualized performance of an unaffiliated broad-based index (the “PIA Index”). This performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal points, is determined in accordance with the following table and is applied against an IMS/PIA Fund’s average daily net assets for the applicable rolling 12-month period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Performance Difference	Adjustment Rate

0.00% - 0.50%	0

0.50% - 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% - 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% - 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)

4.00% - 6.00%	10 basis points, plus 1 basis points times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)

6.00% or more	12 basis points

For example, if an IMS/PIA Fund outperforms the relevant PIA Index by 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the IMS/PIA Fund is 12 basis points per year. Where the IMS/PIA Fund’s Class A shares’ performance exceeds that of the PIA Index, the fee payable to the Columbia Management will increase. Where the performance of the PIA Index exceeds the performance of the IMS/PIA Fund’s Class A shares, the fee payable to Columbia Management will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals the amount of the rolling period, ending with the month for which the performance adjustment is being computed.

For Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Recovery and Infrastructure Fund:

The PIA for these Funds is determined monthly by measuring the percentage difference over a rolling 36-month period between the annualized performance of one Class A share of an IMS/PIA Fund and the annualized performance of the IMS/PIA Fund’s PIA Index. This performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal points, is determined in accordance with the following table and is applied against an IMS/PIA Fund’s average daily net assets for the applicable rolling 36-month period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Columbia 120/20 Contrarian Equity Fund Columbia Global Extended Alpha Fund		Columbia Recovery and Infrastructure Fund
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate

0.00% - 1.00%	0	0.00% - 0.50%	0

1.00% - 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)	0.50% - 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

6.00% or more	50 basis points	1.00% - 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

N/A	N/A	2.00% - 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)

N/A	N/A	4.00% - 6.00%	10 basis points, plus 1 basis points times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)

N/A	N/A	6.00% or more	12 basis points

For example, if the performance difference of Columbia 120/20 Contrarian Equity Fund is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month period, and divided by 12, which provides the performance adjustment fee for that month. Where the IMS/PIA Fund’s Class A shares’ performance exceeds that of the PIA Index for the applicable rolling 36-month period, the fee paid to Columbia Management will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of a IMS/PIA Fund’s Class A shares for the applicable rolling 36-month period, the fee paid to Columbia Management will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Fee Formula

In connection with the proposed elimination of the PIA, for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund and Columbia Multi-Advisor International Value Fund (each, a “wind-down fund” and collectively, the “wind-down funds”), Columbia Management has agreed that for a transitional period equal to half of the wind-down fund’s rolling performance fee calculation period), the wind-down fund will compensate Columbia Management at the lower of: (i) the fee calculated under the Proposed IMS Agreement (i.e., without the PIA), or (ii) the fee calculated under the Current IMS Agreement (including any applicable negative PIA), regardless of whether the proposed elimination of the PIA is approved by the wind-down fund’s shareholders.

For the other IMS/PIA Funds, the investment advisory fee rates, including the PIA, will be calculated as normal until the date of transition to the new investment advisory fee rates (if approved by shareholders).

Purpose and Impact of the Elimination of a PIA

Appendix I shows the estimated impact that the elimination of a PIA would have on each IMS/PIA Fund. As previously discussed, the Proposed IMS Agreements are part of a group of related proposals that are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Elimination of the PIA would further align the fee structure of each IMS/PIA Fund with the investment management service and fee structure currently in place across most funds in the Combined Fund Complex, which does not feature a PIA. Additionally, the IMS/PIA Boards reviewed materials relating to current industry practices and determined that the use of a PIA is not prevalent among major fund complexes. Moreover, a PIA can impact different shareholders differently in that, given that the PIA measurement periods lag the PIA adjustment period by many months and that IMS/PIA Fund shares can be purchased or redeemed on any business day, the shareholders that benefit from outperformance are not necessarily the same shareholders who will pay higher fees in a later period. In light of the limited use of PIAs by investment advisers in the industry, the potential for greater revenue volatility with the application of a PIA and the desire to enhance consistency across the Combined Fund Complex, Columbia Management wishes to discontinue the PIA arrangements for the IMS/PIA Funds.

If shareholders of an IMS/PIA Fund fail to approve the Proposed IMS Agreement on behalf of such Fund, then Columbia Management will continue to serve as investment manager to the Fund pursuant to the Current IMS Agreement and will be entitled to receive the amounts set forth in such Current IMS Agreement. In addition, Columbia Management may resume assessing the investment advisory fees for any wind-down fund, including any applicable PIA, according to the investment advisory fee rates set forth in such wind-down fund’s Current IMS Agreement.

In a separate proxy solicitation, shareholders of several other funds within the Combined Fund Complex (each, a “Selling Fund”) are being asked to vote to approve a reorganization (a “Reorganization”) of their fund into certain buying funds (each, a “Buying Fund”). One of the IMS/PIA Funds is a Buying Fund, as shown in the following table:

Selling Fund	Buying Fund
Columbia Global Value Fund	Columbia Global Equity Fund

The Reorganizations, which were proposed by Columbia Management following the Transaction, are intended to combine funds in the Combined Fund Complex with generally similar investment objectives, strategies and policies. As a result of a Reorganization, a Buying Fund would gain assets, which tends to lead to greater efficiency and may reduce total operating expenses. The Board has determined, among other things, that participation by each Buying Fund in the Reorganization is in the best interests of the Buying Fund and that the interests of shareholders of the Buying Fund would not be diluted as a result of the Reorganization.

Shareholders of Columbia Global Equity Fund are not being asked to vote on its Reorganization with Columbia Global Value Fund. However, the closing of such Reorganization is subject to a number of conditions including approval of the elimination of Columbia Global Equity Fund’s PIA that is part of this Proposal 4 by the shareholders of Columbia Global Equity Fund. Therefore, approval of this Proposal 4 by shareholders of Columbia Global Equity Fund would satisfy one of the conditions of that proposed Reorganization. Conversely, if shareholders of Columbia Global Equity Fund fail to approve Proposal 4, then the proposed Reorganization would not proceed, absent a waiver of this condition by Columbia Global Value Fund.

Accordingly, approval of this Proposal 4 by shareholders of Columbia Global Equity Fund could benefit shareholders of such Fund by facilitating a Reorganization that results in an increase in its assets. Because there are numerous other conditions to closing, there can be no assurance that such Reorganization would be consummated, even if this condition is satisfied.

For a description of certain of the specific factors considered by the IMS/PIA Boards in approving the Proposed IMS Agreements, see “Proposal 4 – Approve Proposed IMS Agreement—Board Considerations” below.

Proposal 4(d) – IMS/Fee Increase/PIA Funds

In addition to considering the Non-Fee Changes described above, the Board of Directors of each of RiverSource Equity Series, Inc., RiverSource Investment Series, Inc., RiverSource Large Cap Series, Inc., RiverSource Sector Series, Inc., RiverSource Strategic Allocation Series, Inc. and RiverSource Strategy Series, Inc. (each, an “IMS/Fee Increase/PIA Board” and collectively, the “IMS/Fee Increase/PIA

Boards”), on behalf of its respective IMS/Fee Increase/PIA Funds, considered that the Proposed IMS Agreements would result in both an increase in the investment advisory fee rate payable by the IMS/Fee Increase/PIA Funds to Columbia Management and the elimination of the PIA, and, unanimously approved, and recommends that shareholders of each IMS/Fee Increase/PIA Fund vote for, the Proposed IMS Agreement between Columbia Management and each applicable Company on behalf of each of the following IMS/Fee Increase/PIA Funds:

•	Columbia Diversified Equity Income Fund

•	Columbia Dividend Opportunity Fund

•	Columbia Equity Value Fund

•	Columbia Large Core Quantitative Fund

•	Columbia Large Growth Quantitative Fund

•	Columbia Large Value Quantitative Fund

•	Columbia Mid Cap Growth Opportunity Fund

•	Columbia Mid Cap Value Opportunity Fund

•	Columbia Strategic Allocation Fund

The Proposed IMS Agreements for these Funds include (i) the Non-Fee Changes, (ii) an increase to the investment advisory fee rate payable to Columbia Management and (iii) the elimination of a PIA from the IMS/Fee Increase/PIA Fund’s IMS Agreement. Accordingly, the Proposed IMS Agreements for the IMS/Fee Increase/PIA Funds would combine the changes included in the Proposed IMS Agreements of the IMS/Fee Increase Funds and the IMS/PIA Funds. As a result, the investment advisory fee rates payable by the IMS/Fee Increase/PIA Funds may increase at certain asset levels.

Description of the Change to Investment Advisory Fee Rate

As indicated above, the Proposed IMS Agreements are part of a group of related proposals that are designed to enhance consistency and uniformity across the Combined Fund Complex. These proposals are intended to provide shareholders of the Combined Fund Complex with the potential to realize the full range of benefits resulting from a much larger mutual fund group, including:

•

Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration fee rates), to the extent possible, across funds in the Combined Fund Complex that are in the same investment category (e.g., the Proposed IMS Agreements would align the investment advisory fee rates of Columbia Minnesota Tax-Exempt Fund with those of all other single state tax-exempt funds in the Combined Fund Complex) to promote uniformity of pricing among similar funds;

•

Continuing to implement contractual expense limitations that will generally cap annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of the other funds in the respective fund’s peer group (as determined annually by an independent third-party data provider); and

•	Correlating investment advisory and administration fee rates across the Combined Fund Complex commensurate with the level of services being provided.

The investment advisory fee rates payable by the IMS/Fee Increase/PIA Funds would increase at all or most asset levels. However, the net cumulative effect of the larger group of proposals is expected to be a reduction in the overall fees payable by the Combined Fund Complex. This will benefit many shareholders, especially since many shareholders own shares of more than one fund.

The increase in investment advisory fee rates would not necessarily result in higher gross expenses for the IMS/Fee Increase/PIA Funds in light of their current asset levels and contemporaneous reductions in other fee rates. The following chart provides additional information on a Fund-by-Fund basis about current and proposed investment advisory and administration fee rates for the IMS/Fee Increase/PIA Funds and illustrates the impact of the changes to investment advisory fee rates and administration fee rates on a consolidated basis.

Fund	Current Management Fees							Proposed Management Fees
	Fund Average Daily Net Assets (in millions of $)	Current Advisory		Current Administration		Total		Fund Average Daily Net Assets (in millions of $)	Proposed Advisory		Proposed Administration		Total
Columbia Diversified Equity Income Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.600 0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.660 0.655 0.625 0.600 0.565 0.565 0.525 0.510 0.510 0.480 0.455 0.430 0.405	% % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 > $6,000	0.660 0.615 0.570 0.520 0.510 0.490	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.040	% % % % % %	0.720 0.670 0.620 0.570 0.550 0.530	% % % % % %

Columbia Dividend Opportunity Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.610 0.585 0.560 0.535 0.510 0.480 0.470 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.030 0.030 0.030 0.030 0.030	% % % % % % % % % % % %	0.670 0.640 0.610 0.585 0.550 0.520 0.510 0.500 0.480 0.455 0.430 0.405	% % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 > $6,000	0.660 0.615 0.570 0.520 0.510 0.490	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.040	% % % % % %	0.720 0.670 0.620 0.570 0.550 0.530	% % % % % %

Columbia Equity Value Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$12,000 >$12,000	0.530 0.505 0.480 0.455 0.430 0.400 0.400	% % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.030	% % % % % % %	0.590 0.560 0.530 0.505 0.470 0.440 0.430	% % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 > $6,000	0.660 0.615 0.570 0.520 0.510 0.490	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.040	% % % % % %	0.720 0.670 0.620 0.570 0.550 0.530	% % % % % %

Columbia Large Core Quantitative Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.600 0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.660 0.655 0.625 0.600 0.565 0.565 0.525 0.510 0.510 0.480 0.455 0.430 0.405	% % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 > $6,000	0.690 0.645 0.600 0.550 0.540 0.520	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.040	% % % % % %	0.750 0.700 0.650 0.600 0.580 0.560	% % % % % %

Columbia Large Growth Quantitative Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.600 0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.660 0.655 0.625 0.600 0.565 0.565 0.525 0.510 0.510 0.480 0.455 0.430 0.405	% % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 > $6,000	0.690 0.645 0.600 0.550 0.540 0.520	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.040	% % % % % %	0.750 0.700 0.650 0.600 0.580 0.560	% % % % % %

Fund	Current Management Fees							Proposed Management Fees
	Fund Average Daily Net Assets (in millions of $)	Current Advisory		Current Administration		Total		Fund Average Daily Net Assets (in millions of $)	Proposed Advisory		Proposed Administration		Total
Columbia Large Value Quantitative Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$20,000 $20,000-$24,000 $24,000-$50,000 > $50,000	0.600 0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % % %	0.660 0.655 0.625 0.600 0.565 0.565 0.525 0.510 0.510 0.480 0.455 0.430 0.405	% % % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 > $6,000	0.690 0.645 0.600 0.550 0.540 0.520	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.040	% % % % % %	0.750 0.700 0.650 0.600 0.580 0.560	% % % % % %

Columbia Mid Cap Growth Opportunity Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 $24,000-$50,000 > $50,000	0.700 0.700 0.675 0.650 0.625 0.600 0.575 0.550 0.550 0.525 0.500 0.475	% % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % %	0.760 0.755 0.725 0.700 0.665 0.640 0.615 0.590 0.580 0.555 0.530 0.505	% % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 > $3,000	0.760 0.715 0.670 0.620 0.620	% % % % %	0.060 0.055 0.050 0.050 0.040		0.820 0.770 0.720 0.670 0.660	% % % % %

Columbia Mid Cap Value Opportunity Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 $24,000-$50,000 > $50,000	0.700 0.700 0.675 0.650 0.625 0.600 0.575 0.550 0.550 0.525 0.500 0.475	% % % % % % % % % % % %	0.060 0.055 0.050 0.050 0.040 0.040 0.040 0.040 0.030 0.030 0.030 0.030	% % % % % % % % % % % %	0.760 0.755 0.725 0.700 0.665 0.640 0.615 0.590 0.580 0.555 0.530 0.505	% % % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 > $3,000	0.760 0.715 0.670 0.620 0.620	% % % % %	0.060 0.055 0.050 0.050 0.040		0.820 0.770 0.720 0.670 0.660	% % % % %

Columbia Strategic Allocation Fund	$0-$500 $500-$1,000 $1,000-$2,000 $2,000-$3,000 $3,000-$6,000 $6,000-$7,500 $7,500-$10,000 $10,000-$12,000 $12,000-$15,000 $15,000-$24,000 > $24,000	0.570 0.570 0.545 0.520 0.495 0.470 0.450 0.430 0.430 0.410 0.390	% % % % % % % % % % %	0.080 0.075 0.070 0.070 0.060 0.060 0.060 0.060 0.050 0.050 0.050	% % % % % % % % % % %	0.650 0.645 0.615 0.590 0.555 0.530 0.510 0.490 0.480 0.460 0.440	% % % % % % % % % % %	$0-$500 $500-$1,000 $1,000-$1,500 $1,500-$3,000 $3,000-$6,000 > $6,000	0.660 0.615 0.570 0.520 0.510 0.490	% % % % % %	0.060 0.055 0.050 0.050 0.040 0.040	% % % % % %	0.720 0.670 0.620 0.570 0.550 0.530	% % % % % %

The fees shown in the above tables do not account for any contractual expense limitation agreements between Columbia Management and the IMS/Fee Increase/PIA Funds. In this regard, Columbia Management has agreed to continue to implement contractual expense limitations that will generally cap annual operating expense ratios for each IMS/Fee Increase/PIA Fund at levels that are at or below the median expense ratio of the other funds in the Fund’s respective peer group. These commitments may mitigate the impact of any fee changes resulting from the adoption of standardized fee schedules. Appendix I shows the estimated impact of the changes to management fees on each IMS/Fee Increase/PIA Fund and the estimated impact of the expected fee caps, in each case based on the IMS/Fee Increase/PIA Fund’s net assets as of [—]. Any contractual expense limitation may be revised or discontinued upon its expiration[, unless sooner terminated by the IMS/Fee Increase/PIA Fund’s Board in its discretion].

Each year, an independent third-party data provider will determine the median expense ratios of a Fund’s Class A shares peer group. The independent third-party data provider’s determination will then be used to adjust the contractual expense limitation for Class A shares of such Fund, if necessary. Corresponding contractual expense limitations (adjusted to reflect differences in transfer agency and/or distribution and services fees) will be implemented for other share classes. Actual fees and expenses will vary based upon the size of the Fund and other factors, and may be higher or lower than the estimates shown in Appendix I. The estimated proposed expense caps shown in Appendix I reflect peer group median expense ratios as of early 2010, which are likely to change from year to year [but will remain in place until at least [    ], 2012]. The amounts that would have been paid to Columbia Management by the IMS/Fee Increase/PIA Funds during the most recently completed fiscal year under the proposed investment advisory fee rates are also set forth in Appendix I.

Description of the Performance Incentive Adjustment

As indicated above, the Proposed IMS Agreements, including the proposed elimination of the PIAs, are part of a group of proposals designed to align the fee structure of each IMS/Fee Increase/PIA Fund with the investment management services fee structure currently in place across most funds in the Combined Fund Complex. The PIA, which is included in each Current IMS Agreement between an IMS/Fee Increase/PIA Fund and Columbia Management, can increase or decrease the investment advisory fee payable by each such Fund based on the Fund’s relative performance.

The PIA for these Funds is determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of an IMS/Fee Increase/PIA Fund and the annualized performance of the PIA Index. This performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal points, is determined in accordance with the following table and is applied against an IMS/Fee Increase/PIA Fund’s average daily net assets for the applicable rolling 12-month period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Equity Funds		Balanced Funds (Only Columbia Strategic Allocation Fund)
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate

0.00% - 0.50%	0	0.00% - 0.50%	0

0.50% - 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% - 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% - 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% - 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% - 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% - 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)

4.00% - 6.00%	10 basis points, plus 1 basis points times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points

6.00% or more	12 basis points	N/A	N/A

For example, if an IMS/Fee Increase/PIA Fund outperforms the relevant PIA Index by 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the IMS/Fee Increase/PIA Fund is 12 basis points per year. Where the IMS/Fee Increase/PIA Fund’s Class A shares’ performance exceeds that of the PIA Index, the fee payable to the Columbia Management will increase. Where the performance of the PIA Index exceeds the performance of the IMS/PIA Fund’s Class A shares, the fee payable to Columbia Management will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals the amount of the rolling period, ending with the month for which the performance adjustment is being computed.

Transition Fee Formula

In connection with the proposed elimination of the PIA, for Columbia Mid Cap Growth Opportunity Fund (the “wind-down fund”), Columbia Management has agreed that for a transitional period equal to half of the wind-down fund’s rolling performance fee calculation period), the wind-down fund will compensate Columbia Management at the lower of: (i) the fee calculated under the Proposed IMS Agreement (i.e., without the PIA), or (ii) the fee calculated under the Current IMS Agreement (including any applicable negative PIA), regardless of whether the proposed elimination of the PIA is approved by the wind-down fund’s shareholders.

For the other IMS/Fee Increase/PIA Funds, the investment advisory fee rates, including the PIA, will be calculated as normal until the date of transition to the new investment advisory fee rates (if approved by shareholders).

Purpose and Impact of the Elimination of a PIA

Appendix I shows the estimated impact that the elimination of a PIA would have on each IMS/Fee Increase/PIA Fund. As previously discussed, the Proposed IMS Agreements are part of a group of related proposals that are designed to achieve consistent investment management service and fee structures across the Combined Fund Complex. Elimination of the PIA would further align the fee structure of each IMS/Fee Increase/PIA Fund with the investment management service and fee structure currently in place across most funds in the Combined Fund Complex, which do not feature a PIA. Additionally, the IMS/Fee Increase/PIA Boards reviewed materials relating to current industry practices and determined that the use of a PIA is not prevalent among major fund complexes. Moreover, a PIA can impact different shareholders differently in that, given that the PIA measurement periods lag the PIA adjustment period by many months and that IMS/Fee Increase/PIA Fund shares can be purchased or redeemed on any business day, the shareholders that benefit from outperformance are not necessarily the same shareholders who will pay higher fees in a later period. In light of the limited use of PIAs by investment advisers in the industry, the potential for greater revenue volatility with the application of a PIA and the desire to enhance consistency across the Combined Fund Complex, Columbia Management wishes to discontinue the PIA arrangements for the IMS/Fee Increase/PIA Funds.

[Columbia Management has informed the Columbia RiverSource Boards that the reductions, if any, in administration fee rates for each IMS/Fee Increase/PIA Fund as discussed above are contingent on shareholder approval of the Proposed IMS Agreement for that particular

Fund.] If shareholders of an IMS/Fee Increase/PIA Fund fail to approve the Proposed IMS Agreement on behalf of such Fund, then Columbia Management will continue to serve as investment manager to the Fund pursuant to the Current IMS Agreement and will be entitled to receive the amounts set forth in such Current IMS Agreement. In addition, Columbia Management may resume assessing the investment advisory fees for any wind-down fund, including any applicable PIA, according to the investment advisory fee rates set forth in such wind-down fund’s Current IMS Agreement.

For a description of certain of the specific factors considered by the IMS/Fee Increase/PIA Boards in approving the Proposed IMS Agreements, see “Proposal 4 – Approve Proposed IMS Agreement—Board Considerations” below.

Board Considerations

Note: For purposes of this “Board Considerations” section, references to the “Columbia RiverSource Board” or the “Board” refer collectively to all Columbia RiverSource Boards and individually to the particular Columbia RiverSource Board overseeing the particular Fund(s) affected by this Proposal 4.

At its September 7-8, 2010 meetings (the “September Meeting”), the Columbia RiverSource Board, which oversees the Funds, unanimously approved the Proposed IMS Agreement between Columbia Management and each Company, on behalf of its corresponding Fund(s) (except Columbia Marsico Flexible Capital Fund). As detailed below, the Columbia RiverSource Board and its Contracts Committee, Investment Review Committee and Compliance Committee held numerous meetings and discussions with Columbia Management and reviewed and considered extensive materials in connection with the approval of the Proposed IMS Agreements.

Prior to approving the Proposed IMS Agreements, the directors/trustees of the Columbia RiverSource Board, including the Non-Interested Directors/Trustees, were presented with, and requested, received and evaluated, materials about the Current IMS Agreements and the Proposed IMS Agreements, including about the investment advisory fee rates and related matters from Columbia Management. The directors/trustees also reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the IMS/Fee Increase Funds’, the IMS/PIA Funds’, and the IMS/Fee Increase/PIA Funds’ current fees and expense ratios with a group of comparable funds that were selected by Lipper, Inc. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the directors/trustees considered that the proposal was part of a larger group of proposals, aligning the fees and expenses for similar funds based on a more consistent and uniform pricing model for all funds in the family of funds. In this regard, the Columbia RiverSource Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The directors/trustees of the Columbia RiverSource Board also reviewed and considered information that they had previously received, addressing the services Columbia Management provides and fund performance, among other things, in connection with their most recent consideration and approval of the Current IMS Agreements at meetings of the Columbia RiverSource Board held on April 6-8, 2010 (the “April Meeting”). Moreover, the directors/trustees and Committees of the Columbia RiverSource Boards met on several occasions, and received extensive materials, which the directors/trustees considered relevant to their consideration and approval of the proposed investment advisory fee rates. The directors/trustees also consulted with the Non-Interested Directors/Trustees’ independent legal counsel, who advised on the legal standards for consideration by the directors/trustees, and otherwise assisted the directors/trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the directors/trustees leading up to and during the September Meeting, the Columbia RiverSource Board, on behalf of its respective Fund(s), agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the Proposed IMS Agreements.

In making its decision to approve the Proposed IMS Agreement for each Fund except Columbia Marsico Flexible Capital Fund, the Columbia RiverSource Board considered factors bearing on the nature, extent and quality of the services provided to such Fund, and the costs for those services, with a view toward making a business judgment as to whether the Proposed IMS Agreement is, under all of the circumstances, in the best interest of such Fund and the Fund’s shareholders. The factors that the directors/trustees of the Columbia RiverSource Board considered and the conclusions that they, in their business judgment, reached included, principally, the following:

•	The expected benefits of continuing to retain Columbia Management as the Funds’ investment manager;

•	The Columbia RiverSource Board’s favorable evaluation of the nature, extent and quality of investment management services provided by Columbia Management to each Fund;

•

The Columbia RiverSource Board’s recent evaluation of the historical performance of Columbia Management in managing the Funds, recognizing that no assurances can be given that a Fund would achieve any level of performance in the future;

•

The similarities between the terms and conditions of the Proposed IMS Agreements and the terms and conditions of the Current IMS Agreements, as described above (see “Proposal 4 – Approve Proposed IMS Agreement – Description and Comparison of the Proposed IMS Agreements and the Current IMS Agreements”);

•	The expected benefits of standardizing fee schedules as well as the form of IMS Agreement used by the funds in the Combined Fund Complex;

•

The impact of the proposed changes in investment advisory fee rates on the total expense ratio of each Fund in light of its current asset levels and contemporaneous changes in other fee rates and the willingness of Columbia Management to contractually agree to continue to limit total operating expenses for such Fund;

•

Current and projected profits to Columbia Management, both under the current investment advisory fee rates and the proposed investment advisory fee rates, from providing investment management services to the Funds (as well as under the administration fee rates from providing administration services to the Funds);

•	The expected benefits to shareholders of further integrating the Combined Fund Complex by applying generally consistent fee rates to funds that are in the same investment category; and

•	That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate Columbia Management for bona fide services performed with respect to the Funds.

In its deliberations, the Columbia RiverSource Board did not identify any single factor that was paramount or controlling and individual directors/trustees may have attributed different weights to various factors. The Columbia RiverSource Board also evaluated all information available to it on a Fund-by-Fund basis, and made determinations separately in respect of each Fund it oversees. Certain factors considered by the Columbia RiverSource Board are discussed in more detail below.

Nature, Extent and Quality of Services Provided

The Columbia RiverSource Board recalled its past considerations of the expertise, resources and capabilities of Columbia Management in providing services to the Funds. In this regard, the Board considered the various reports and presentations it had received at the April Meeting. The Board specifically considered many developments during the past year concerning the services provided by

Columbia Management, including the Transaction and the continued investment in, and resources dedicated to, the Funds’ operations. Further, the Board considered Columbia Management’s ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the hiring by Columbia Management of the new Chief Investment Officer, who had previously served in the same capacity for the predecessor adviser to the legacy Columbia Funds. With respect to the Proposed IMS Agreements specifically, the Board noted that the nature and scope of services to be provided under the Proposed IMS Agreements are expected to be substantially identical, in all material respects, to the Current IMS Agreements. Additionally, the Board took into account the representations made by management at the September Meeting and prior meetings that the level and quality of services provided by Columbia Management under the Proposed IMS Agreements are expected to be at least the same as those that are being provided under the Current IMS Agreements (even after taking into account the additional funds proposed to be serviced by Ameriprise and its affiliates). The Board also noted the wide array of legal and compliance services that would continue to be provided to the Funds under the Proposed IMS Agreements.

Based on the foregoing, and based on other information (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to each of the Funds.

Investment Performance

The Columbia RiverSource Board noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment management contracts. In this regard, the Board considered the investment performance of each Fund, focusing particularly on the IMS/Fee Increase Funds, IMS/PIA Funds and IMS/Fee Increase/PIA Funds. The Board referred to the materials received at prior meetings, noting that for each such Fund, performance in general either met expectations or was appropriate in light of the particular management style of the Fund. The Board also observed the remedial measures recently undertaken by management to improve the performance of multiple Funds, including making appropriate portfolio management changes.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Funds

The Columbia RiverSource Board referred to its review and consideration of comparative fees and the costs of services to be provided under the Proposed IMS Agreements. The Board accorded particular weight to the notion that the level of service fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that overall fees for each Fund are in line with the “pricing philosophy” (i.e., that the total expense ratio of each Fund (excluding the effect of a performance incentive adjustment, as may be applicable), with few exceptions, is at or below the median expense ratio of funds in the same Lipper comparison group). While the Board noted that the overall fees for a few Funds would increase under the Proposed IMS Agreements, they took into account that many of the Funds are experiencing an overall decrease in their expense ratios.

With respect to the IMS/Fee Increase Funds, IMS/PIA Funds and IMS/Fee Increase/PIA Funds, the Board took into account that, after consideration of applicable expense caps and implementation of the other fee rationalization proposals approved at its meeting held on August 9, 2010 (e.g., reductions in transfer agency and/or custody fees), it was expected most of these Funds’ net expense ratios would remain approximately the same or would decrease, even with the increased advisory fee rate. Although the Proposed IMS Agreements would result in an increase in the investment advisory fee rates payable by certain Funds, the Non-Interested Directors/Trustees took into account the fact that such changes would not necessarily result in higher gross expenses for those Funds in light of their current asset levels and contemporaneous reductions in other fee rates. Moreover, the Non-Interested Director/Trustees considered that Columbia Management has agreed to continue implementing contractual expense limitations that will generally cap annual operating expense ratios at levels that are at or below the median net operating expense ratio of the other funds in the Fund’s respective peer group. These commitments may mitigate the impact of any fee rate increases resulting from the amended fee schedules. Additionally, they noted the general benefits of standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration fee rates), to the extent possible, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds. The Non-Interested Directors/Trustees also accorded particular weight to the data showing that the revised fee levels are generally in line with or below the fee levels of other mutual funds in the their respective asset classes.

The Non-Interested Directors/Trustees also discussed the elimination of the PIAs for the IMS/PIA Funds and IMS/Fee Increase/PIA Funds, and considered the impact on such Funds, while noting the benefits of standardizing advisory fee arrangements across all Funds. They recalled their discussions at their May 7, 2010 meeting regarding the relationship between PIAs and fund performance. In that connection, the Board reviewed the benefit of eliminating PIAs, noting Columbia Management’s representations that the PIA does not cause management or portfolio managers to act differently with respect to the IMS/PIA Funds and IMS/Fee Increase/PIA Funds (e.g., to address underperformance more quickly), and that, even in the absence of a PIA, Columbia Management remains strongly incented to perform well.

The Board also recalled its consideration of the information comparing the proposed amended fee schedules for the Funds to the fee schedules charged by Columbia Management to other clients. The Board had observed that the fees were generally in line with fees charged by Columbia Management to institutional clients, and where there were material differences, Columbia Management explained the variances as resulting from a difference in the way the institutional accounts were being managed (versus the retail fund), a difference in the more competitive demands of the institutional marketplace and/or the incremental workload (e.g., increased compliance and legal responsibilities) and investment restrictions associated with management of registered investment companies, like the Funds.

In considering the reasonableness of investment management service fees under the Proposed IMS Agreements, the Board considered the current and projected profits to Columbia Management, under both the Current IMS Agreements and the Proposed IMS Agreements. The Board also recalled its review at earlier meetings of estimates of Ameriprise profitability resulting from the implementation of the fee rationalization. Additionally, the Board considered the discussions at the April Meeting regarding the profitability to Columbia Management and Ameriprise from managing and operating the Funds, including data showing comparative profitability over the last two years.

The Board also considered whether any indirect economic benefits flowed to Columbia Management or its affiliates in connection with managing or operating the Funds, such as the enhanced ability to offer various other financial products to Ameriprise’s customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit Columbia Management to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.

After further discussion, the Board concluded that profitability levels were reasonable.

Economies of Scale

The Board also considered the economies of scale that might be realized by Columbia Management as each Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. They considered the information provided to them at the April Meeting regarding various pre-established “breakpoints” in investment management service fees that are triggered as the Fund’s net asset level increases, and recalled that they had concluded that such breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.

After an evaluation of the factors described above and based on its deliberations and analysis of the information provided and alternatives considered, the Columbia RiverSource Board determined that it would have a reasonable basis to determine whether the investment management services fees proposed under the Proposed IMS Agreements are fair and reasonable in light of the extent and quality of services to be provided and, thus, to act on whether to approve the Proposed IMS Agreements. The Columbia RiverSource Board, including all of its Non-Interested Directors/Trustees, then concluded that the proposed fees to be paid under the Proposed IMS Agreements were fair and reasonable in light of the extent and quality of the services to be provided. Accordingly, the Columbia RiverSource Board unanimously approved the Proposed IMS Agreements and unanimously recommends that shareholders of each Fund vote FOR the approval of the Proposed IMS Agreements.

Required Vote and Recommendation

Approval of the Proposed IMS Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund affected by Proposal 4,which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of each such Fund vote together as a single class on Proposal 4. Each such Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 4.

EACH COLUMBIA RIVERSOURCE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED IMS AGREEMENT.

PROPOSAL 5 – APPROVE THE MANAGER OF MANAGERS PROPOSAL

Columbia AMT-Free Tax-Exempt Bond Fund

Columbia Diversified Bond Fund

Columbia Global Bond Fund

Columbia High Yield Bond Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Money Market Fund

(each, a “MofM Fund” and collectively, the “MofM Funds”)

The Boards of Directors of RiverSource Diversified Income Series, Inc., RiverSource Global Series, Inc., RiverSource High Yield Income Series, Inc., RiverSource Money Market Series, Inc., and RiverSource Tax-Exempt Series, Inc. and the Board of Trustees of RiverSource Special Tax-Exempt Series Trust (each, a “MofM Board” and collectively, the “MofM Boards”), on behalf of their respective MofM Funds, have approved, and recommends that shareholders of each MofM Fund approve, a proposal authorizing Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of the MofM Board, but without obtaining approval from shareholders of its corresponding MofM Fund (the “Manager of Managers Proposal”). Specifically, the MofM Boards approved the Manager of Managers Proposal on behalf of each of the following Funds: Columbia AMT-Free Tax-Exempt Bond Fund, Columbia Diversified Bond Fund, Columbia Global Bond Fund, Columbia High Yield Bond Fund, Columbia Money Market Fund and Columbia Minnesota Tax-Exempt Fund.

The Manager of Managers Proposal

Section 15(a) of the 1940 Act generally requires that fund shareholders approve agreements with a fund’s investment adviser, including any subadviser. Shareholder approval also is required if the terms of existing advisory (or subadvisory) agreements are changed materially or if there is a change in control of the fund’s subadviser or adviser. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. Each MofM Board believes that it is in the best interests of its MofM Fund(s) and the MofM Fund’s shareholders if the MofM Board represents their interests in approving or rejecting recommendations made by Columbia Management regarding unaffiliated subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. This approach also will align the policies of the MofM Funds with respect to the ability to implement subadvisory changes with those of most of the funds currently managed by Columbia Management.

SEC Exemptive Order. On July 16, 2002, the SEC granted an order that exempts Columbia Management from U.S. federal securities law requirements to obtain shareholder approval regarding the selection of or arrangements with unaffiliated subadvisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits Columbia Management to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to amend subadvisory agreements, with the approval of the board of the affected fund, but without the approval of shareholders, provided shareholders approve Columbia Management’s authority to take such action. The SEC Exemptive Order is available to all funds advised by Columbia Management, which include the MofM Funds.

Under the SEC Exemptive Order, the affected funds and Columbia Management are subject to several conditions imposed by the SEC to ensure that the interests of the funds’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new subadviser, a fund will provide shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee, all of which the fund would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the MofM Funds to Columbia Management. Any fees paid to subadvisers for services provided to a MofM Fund will, as is current practice, be paid by Columbia Management.

The SEC Exemptive Order would be available in the following situations, among others, if the Manager of Managers Proposal is approved:

•	Columbia Management recommends delegation of all or a portion of a MofM Fund’s day-to-day portfolio management responsibilities to a subadviser or to a new additional subadviser;

•	Columbia Management recommends that a subadviser be replaced with a different subadviser; or

•	There is a change of control of a subadviser or the applicable subadvisory agreement is otherwise “assigned” as such term is defined under the 1940 Act and the rules thereunder.

Board Considerations

Each MofM Board believes that it is in the best interest of the MofM Funds and their shareholders to afford Columbia Management the flexibility to provide investment advisory services to each MofM Fund through one or more subadvisers that have particular expertise in the type of investments in which a MofM Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, in order for Columbia Management to appoint a new subadviser or modify a subadvisory agreement materially, a MofM Board must call and hold a shareholder meeting of the corresponding MofM Fund, create and distribute proxy materials and solicit votes from the MofM Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, Columbia Management would be able to act more quickly to appoint a new subadviser if and when the MofM Board and Columbia Management believe that the appointment would benefit the MofM Fund. Each MofM Board believes that granting Columbia Management (subject to review and approval by each MofM Board) maximum flexibility to select subadvisers, without incurring the delay or expense associated with obtaining further shareholder approval, is in the best interest of shareholders because it will allow each MofM Fund to operate more efficiently.

In addition, each MofM Board believes that it is appropriate to vest the selection of subadvisers in Columbia Management (subject to review and approval by each MofM Board) in light of Columbia Management’s investment advisory expertise and its experience in selecting subadvisers. Each MofM Board believes that if in the future it becomes appropriate to add or change a subadviser to the corresponding MofM Fund, the MofM Board can access this expertise and experience in ways that can add value to the MofM Fund and its shareholders.

Finally, each MofM Board believes that it will retain sufficient oversight of its MofM Fund’s subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever Columbia Management selects a subadviser or modifies a subadvisory agreement. Each MofM Board will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the directors or trustees of a MofM Board will analyze such factors that they consider to be relevant to the determination. As with each MofM Fund’s investment management services agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Each MofM Board also considered that, although none of the MofM Funds currently has any subadvisory agreements, if shareholders of the MofM Funds approve Proposal 5, Columbia Management would have the authority to enter into such relationships and evaluate them in the broader context of its manager of managers/subadviser program.

Required Vote and Recommendation

For each MofM Fund, approval of the Manager of Managers Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the MofM Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such MofM Fund or (ii) 67% or more of the outstanding voting securities of the MofM Fund present at the Meeting if more than 50% of the outstanding voting securities of the MofM Fund are present at the Meeting in person or represented by proxy. All shares of an MofM Fund vote together as a single class on Proposal 5. Each MofM Fund’s shareholders vote separately from each other MofM Fund’s shareholders on Proposal 5.

At a meeting held on [—], 2010, each MofM Board voted to present the Manager of Managers Proposal for approval by the shareholders of each MofM Fund.

EACH MofM BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE APPROVAL OF THE MANAGER OF MANAGERS PROPOSAL.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card(s), and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card(s) without instructions, your votes will be cast, as applicable, (i) FOR the election of the 16 Nominees to serve as directors/trustees of each Company (Proposal 1); (ii) FOR the approval of the proposed amendment to the Charter Companies’ Charters that would provide for an increase in the maximum number of directors/trustees of the Charter Company (Proposal 2); (iii) FOR the approval of the Redomiciling Agreement, which provides for the redomiciling and/or reorganizing of each Redomiciling Fund into a New Fund of RiverSource Series Trust, an existing Massachusetts business trust (Proposal 3); (iv) FOR the approval of the Proposed IMS Agreement; and (v) FOR the proposal to authorize Columbia Management to enter into and materially amend subadvisory agreements in the future, with the approval of a MofM Company’s board of directors/trustees, but without obtaining approval from shareholders of the corresponding MofM Fund (Proposal 5) (each, a “Proposal”). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or all Proposals in the event that a quorum is not obtained and/or sufficient votes in favor of any Proposal are not received. Not all proposals affect each Fund, and shareholders of a Fund will only be entitled to cast votes and authorize proxies on those proposals affecting the Fund in which they are shareholders. If approved by shareholders, the effectiveness of certain of the Proposals may be contingent on the outcome of another proposal. For a full description of these contingencies, see “General Overview—Effectiveness of the Proposals.”

Revocation of Proxy

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to [Computershare Fund Services] at [—], by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call [—] to obtain important information regarding your attendance at the Meeting, including directions.

Quorum and Methods of Tabulation

Ten percent (10%) of the shares outstanding and entitled to vote of a Company or Fund, present in person or by proxy, constitutes a quorum of such Company or Fund.

Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.

A quorum of shareholders of each Company is required to take action on the election of the 16 Nominees to the Columbia RiverSource Board of such Company (Proposal 1), and a quorum of shareholders of each Charter Company is required to take action on the proposed Charter amendment to increase the maximum number of directors/trustees of such Charter Company (Proposal 2). Separately, a quorum of each affected Fund is required to take action on Proposals 3, 4 and 5.

In the event that a quorum of shareholders of a Fund or any Company is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned with respect to one or more Funds or the Companies and/or with respect to one or more proposals by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of each Fund at the close of business on December 17, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held and the number of votes to which each class of shares of each Fund is entitled, on the Record Date, are listed in Appendix J. Shareholders of the Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

Required Vote

For each Company, the election of directors/trustees (Proposal 1) requires the affirmative vote of a plurality of the voting power of the shares of the Company present and entitled to vote at the Meeting. In voting for directors/trustees, you may vote all of your shares cumulatively. This means that you have the right to give each Nominee an equal number of votes or divide the votes among the Nominees as you wish. You have as many votes as the total dollar value of your investment (number of shares owned times net asset value per share) as of the close of business on the Record Date multiplied by the number of directors/trustees to be elected.

For each Charter Company, approval of the Charter amendment (Proposal 2) requires the affirmative vote of a majority of the voting power of the Charter Company present and entitled to vote at the Meeting. All shares of a Charter Company vote together as a single class on Proposal 2.

For each Redomiciling Fund, approval of the Redomicilings (Proposal 3) requires the affirmative vote of a majority of the voting power of each such Redomiciling Fund (voting together as a single class) present and entitled to vote at the Meeting. A vote to approve the Redomiciling with respect to any Fund will also constitute a vote to approve, if necessary to effect the Redomiciling, an amendment to the governing documents of the Fund’s corresponding Redomiciling Company.

Approval of the Proposed IMS Agreement (Proposal 4) requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund affected thereby, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of each such Fund vote together as a single class on Proposal 4. Each such Fund’s shareholders vote separately from each other Fund’s shareholders on Proposal 4.

For each MofM Fund, approval of the Manager of Managers Proposal (Proposal 5) requires the affirmative vote of a “majority of the outstanding voting securities” of the MofM Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such MofM Fund or (ii) 67% or more of the outstanding voting securities of the MofM Fund present at the Meeting if more than 50% of the outstanding voting securities of the MofM Fund are present at the Meeting in person or represented by proxy. All shares of an MofM Fund vote together as a single class on Proposal 5. Each MofM Fund’s shareholders vote separately from each other MofM Fund’s shareholders on Proposal 5.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast, however, an abstention or broker non-vote will be counted for purposes of attaining a quorum. With respect to Proposal 1, abstentions and broker non-votes will have no effect on the outcome of the vote. Abstentions and broker non-votes will have the same effect as a vote against Proposals 3, 4 and 5 in respect of each Fund entitled to vote thereon.

Annual Meetings and Shareholder Proposals

The Companies do not regularly hold annual meetings of shareholders but may from time to time schedule special meetings. The Companies last called a shareholder meeting to elect trustees in [—]. The Board Governance Committee of each Columbia RiverSource Board typically will consider director/trustee candidates submitted by shareholders or from other sources as such Board Governance Committee deems appropriate. Any recommendation should be submitted to Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. Otherwise, such submission shall be subject to the timeline requirements set forth below for submission of other shareholder proposals. The Board Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

Any submission should include, at a minimum, the following information as to each individual proposed for election as a director/trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as a Non-Interested Director/Trustee, and information regarding such individual that is sufficient, in the discretion of the Board Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors/trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a director/trustee (if elected)). See “Proposal 1—Current Committees of the Columbia RiverSource Boards—Board Governance Committee” for more information.

Shareholder submissions will be considered for inclusion in a proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which a Columbia RiverSource Board has set a meeting date for the shareholder meeting at which the election of directors/trustees is to be considered. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of U.S. federal securities laws. Shareholders may submit proposals in writing to the board of directors/trustees of the fund at Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

OTHER INFORMATION

Current Service Providers

Columbia Management, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment manager and administrator of the Funds. Columbia Management Investment Distributors, Inc., also located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds. The Funds paid no commissions to any affiliated brokers during each Funds most recent fiscal year.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Principal Shareholders

Appendix K to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of November 30, 2010. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Nominees and officers of each Fund, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of November 30, 2010.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by Columbia Management or an affiliated company and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the internet by directors/trustees, officers and employees of the Companies, Columbia Management and Columbia Management Investment Distributors, Inc. The Funds have engaged Computershare Fund Services to assist in soliciting at an estimated cost of approximately $[—], which will be paid by Columbia Management or an affiliated company. The material terms of the contract with Computershare Fund Services are [—].

Joint Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: Computershare Fund Services, [—] .

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, or by calling (800) 345-6611 or by visiting www.columbiamanagement.com. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Boards of Directors/Trustees,

[—]

Scott R. Plummer
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

Dissenting Shareholders’ Rights under Minnesota Law

A-1

APPENDIX B

Share Ownership of Nominees

As of September 30, 2010, the Nominees and officers of the Companies, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Nominee, the amount of shares of each Fund beneficially owned by the Nominee. It also shows the aggregate value of all investments in shares of the Combined Fund Complex overseen or to be overseen by the Nominees, including notional amounts through the Deferred Compensation Agreement. Ownership information is presented in the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Non-Interested Nominee Ownership as of September 30, 2010

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins
Columbia 120/20 Contrarian Equity Fund	A	A	A	A	A	A
Columbia Absolute Return Currency and Income Fund	D	A	C	A	A	A
Columbia AMT-Free Tax-Exempt Bond Fund	A	A	A	A	A	A
Columbia Asia Pacific ex-Japan Fund	A	A	A	A	A	A
Columbia Diversified Bond Fund	A	A	A	A	A	A
Columbia Diversified Equity Income Fund	A	A	D	A	A	A
Columbia Dividend Opportunity Fund	E	A	A	A	A	A
Columbia Emerging Markets Bond Fund	C	A	A	A	A	A
Columbia Emerging Markets Opportunity Fund	D	A	B	A	A	A
Columbia Equity Value Fund	A	A	A	A	A	A
Columbia European Equity Fund	A	A	A	A	A	A
Columbia Floating Rate Fund	A	A	D	A	A	A
Columbia Global Bond Fund	A	A	A	A	A	A
Columbia Global Equity Fund	A	A	B	A	A	A
Columbia Global Extended Alpha Fund	A	A	A	A	A	A
Columbia High Yield Bond Fund	A	A	A	A	A	A
Columbia Income Builder Fund	A	A	A	A	A	A
Columbia Income Opportunities Fund	D	A	A	A	A	A
Columbia Inflation Protected Securities Fund	A	A	A	A	A	A
Columbia Large Core Quantitative Fund	A	A	A	A	A	A
Columbia Large Growth Quantitative Fund	A	A	A	A	A	A
Columbia Large Value Quantitative Fund	A	A	A	A	A	A
Columbia Limited Duration Credit Fund	A	A	A	A	A	A
Columbia Marsico Flexible Capital Fund	A	A	A	A	A	A
Columbia Mid Cap Growth Opportunity Fund	A	A	A	A	A	A
Columbia Mid Cap Value Opportunity Fund	A	A	A	A	A	A
Columbia Minnesota Tax-Exempt Fund	A	A	A	A	A	A
Columbia Money Market Fund	A	A	A	A	C	A
Columbia Multi-Advisor International Value Fund	A	A	A	A	A	A
Columbia Multi-Advisor Small Cap Value Fund	D	A	A	A	A	A
Columbia Portfolio Builder Aggressive Fund	A	A	A	A	A	A
Columbia Portfolio Builder Conservative Fund	A	A	A	A	A	A
Columbia Portfolio Builder Moderate Aggressive Fund	A	A	A	A	C	A
Columbia Portfolio Builder Moderate Conservative Fund	A	A	A	A	A	A
Columbia Portfolio Builder Moderate Fund	A	A	A	A	A	A
Columbia Recovery and Infrastructure Fund	A	A	A	A	A	A
Columbia Retirement Plus 2010 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2015 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2020 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2025 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2030 Fund	A	A	A	A	A	A

Fund	Kathleen Blatz	Edward J. Boudreau, Jr.	Pamela G. Carlton	William P. Carmichael	Patricia M. Flynn	William A. Hawkins
Columbia Retirement Plus 2035 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2040 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2045 Fund	A	A	A	A	A	A
Columbia Short-Term Cash Fund	A	A	A	A	A	A
Columbia Strategic Allocation Fund	E	A	A	A	E	A
Columbia U.S. Government Mortgage Fund	A	A	A	A	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E*	E*	E*	E*	C*

*	Total includes deferred compensation invested in share equivalents

Fund	R. Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie
Columbia 120/20 Contrarian Equity Fund	A	C	A	A	A	A
Columbia Absolute Return Currency and Income Fund	A	C	A	A	A	A
Columbia AMT-Free Tax-Exempt Bond Fund	A	A	A	A	A	A
Columbia Asia Pacific ex-Japan Fund	A	A	A	A	A	A
Columbia Diversified Bond Fund	A	B	A	A	A	B
Columbia Diversified Equity Income Fund	A	C	A	A	A	A
Columbia Dividend Opportunity Fund	A	C	A	A	A	A
Columbia Emerging Markets Bond Fund	A	D	A	A	A	A
Columbia Emerging Markets Opportunity Fund	A	D	A	A	A	B
Columbia Equity Value Fund	A	A	A	A	A	A
Columbia European Equity Fund	A	A	A	A	A	A
Columbia Floating Rate Fund	A	A	A	A	E	A
Columbia Global Bond Fund	A	C	A	A	A	A
Columbia Global Equity Fund	A	A	A	A	A	B
Columbia Global Extended Alpha Fund	A	A	A	A	A	A
Columbia High Yield Bond Fund	A	A	A	A	A	B
Columbia Income Builder Fund	A	A	A	A	A	A
Columbia Income Opportunities Fund	A	A	A	A	A	A
Columbia Inflation Protected Securities Fund	A	A	A	A	A	A
Columbia Large Core Quantitative Fund	A	A	A	A	A	B
Columbia Large Growth Quantitative Fund	A	C	A	A	A	A
Columbia Large Value Quantitative Fund	A	A	A	A	A	A
Columbia Limited Duration Credit Fund	A	E	A	A	A	A
Columbia Marsico Flexible Capital Fund	A	A	A	A	A	A
Columbia Mid Cap Growth Opportunity Fund	A	C	A	A	A	A
Columbia Mid Cap Value Opportunity Fund	A	A	A	A	A	A
Columbia Minnesota Tax-Exempt Fund	A	A	A	A	A	A
Columbia Money Market Fund	A	C	C	A	C	A
Columbia Multi-Advisor International Value Fund	A	A	A	A	A	A
Columbia Multi-Advisor Small Cap Value Fund	A	A	A	A	A	A
Columbia Portfolio Builder Aggressive Fund	A	A	A	A	A	A
Columbia Portfolio Builder Conservative Fund	A	A	A	A	A	A
Columbia Portfolio Builder Moderate Aggressive Fund	A	A	A	A	A	A
Columbia Portfolio Builder Moderate Conservative Fund	A	A	A	A	A	A
Columbia Portfolio Builder Moderate Fund	A	A	A	A	A	A
Columbia Recovery and Infrastructure Fund	A	A	A	A	A	A
Columbia Retirement Plus 2010 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2015 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2020 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2025 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2030 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2035 Fund	A	A	A	A	A	A
Columbia Retirement Plus 2040 Fund	A	A	A	A	A	A

Fund	R. Glenn Hilliard	Stephen R. Lewis, Jr.	John F. Maher	John J. Nagorniak	Catherine James Paglia	Leroy C. Richie
Columbia Retirement Plus 2045 Fund	A	A	A	A	A	A
Columbia Short-Term Cash Fund	A	A	A	A	A	A
Columbia Strategic Allocation Fund	A	A	A	A	A	A
Columbia U.S. Government Mortgage Fund	A	A	A	A	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E*	E*	E*	E*	E*	E

*	Total includes deferred compensation invested in share equivalents

Fund	Alison Taunton- Rigby	Minor M. Shaw
Columbia 120/20 Contrarian Equity Fund	C	A
Columbia Absolute Return Currency and Income Fund	D	A
Columbia AMT-Free Tax-Exempt Bond Fund	A	A
Columbia Asia Pacific ex-Japan Fund	A	A
Columbia Diversified Bond Fund	A	A
Columbia Diversified Equity Income Fund	C	A
Columbia Dividend Opportunity Fund	A	A
Columbia Emerging Markets Bond Fund	A	A
Columbia Emerging Markets Opportunity Fund	E	A
Columbia Equity Value Fund	A	A
Columbia European Equity Fund	A	A
Columbia Floating Rate Fund	A	A
Columbia Global Bond Fund	A	A
Columbia Global Equity Fund	A	A
Columbia Global Extended Alpha Fund	A	A
Columbia High Yield Bond Fund	A	A
Columbia Income Builder Fund	A	A
Columbia Income Opportunities Fund	A	A
Columbia Inflation Protected Securities Fund	A	A
Columbia Large Core Quantitative Fund	A	A
Columbia Large Growth Quantitative Fund	A	A
Columbia Large Value Quantitative Fund	A	A
Columbia Limited Duration Credit Fund	A	A
Columbia Marsico Flexible Capital Fund	A	A
Columbia Mid Cap Growth Opportunity Fund	A	A
Columbia Mid Cap Value Opportunity Fund	D	A
Columbia Minnesota Tax-Exempt Fund	A	A
Columbia Money Market Fund	A	A
Columbia Multi-Advisor International Value Fund	A	A
Columbia Multi-Advisor Small Cap Value Fund	D	A
Columbia Portfolio Builder Aggressive Fund	A	A
Columbia Portfolio Builder Conservative Fund	A	A
Columbia Portfolio Builder Moderate Aggressive Fund	A	A
Columbia Portfolio Builder Moderate Conservative Fund	A	A
Columbia Portfolio Builder Moderate Fund	A	A
Columbia Recovery and Infrastructure Fund	A	A
Columbia Retirement Plus 2010 Fund	A	A
Columbia Retirement Plus 2015 Fund	A	A
Columbia Retirement Plus 2020 Fund	A	A
Columbia Retirement Plus 2025 Fund	A	A
Columbia Retirement Plus 2030 Fund	A	A
Columbia Retirement Plus 2035 Fund	A	A
Columbia Retirement Plus 2040 Fund	A	A
Columbia Retirement Plus 2045 Fund	A	A
Columbia Short-Term Cash Fund	A	A

Fund	Alison Taunton- Rigby	Minor M. Shaw
Columbia Strategic Allocation Fund	A	A
Columbia U.S. Government Mortgage Fund	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E*

*	Total includes deferred compensation invested in share equivalents

Interested Nominee Ownership as of September 30, 2010

Fund	William F. Truscott	Anthony M. Santomero
Columbia 120/20 Contrarian Equity Fund	D	A
Columbia Absolute Return Currency and Income Fund	D	A
Columbia AMT-Free Tax-Exempt Bond Fund	A	A
Columbia Asia Pacific ex-Japan Fund	A	A
Columbia Diversified Bond Fund	E	A
Columbia Diversified Equity Income Fund	C	A
Columbia Dividend Opportunity Fund	C	A
Columbia Emerging Markets Bond Fund	B	A
Columbia Emerging Markets Opportunity Fund	C	A
Columbia Equity Value Fund	A	A
Columbia European Equity Fund	A	A
Columbia Floating Rate Fund	A	A
Columbia Global Bond Fund	E	A
Columbia Global Equity Fund	E	A
Columbia Global Extended Alpha Fund	A	A
Columbia High Yield Bond Fund	E	A
Columbia Income Builder Fund	A	A
Columbia Income Opportunities Fund	D	A
Columbia Inflation Protected Securities Fund	B	A
Columbia Large Core Quantitative Fund	E	A
Columbia Large Growth Quantitative Fund	D	A
Columbia Large Value Quantitative Fund	D	A
Columbia Limited Duration Credit Fund	E	A
Columbia Marsico Flexible Capital Fund	A	A
Columbia Mid Cap Growth Opportunity Fund	A	A
Columbia Mid Cap Value Opportunity Fund	D	A
Columbia Minnesota Tax-Exempt Fund	A	A
Columbia Money Market Fund	B	A
Columbia Multi-Advisor International Value Fund	C	A
Columbia Multi-Advisor Small Cap Value Fund	A	A
Columbia Portfolio Builder Aggressive Fund	A	A
Columbia Portfolio Builder Conservative Fund	A	A
Columbia Portfolio Builder Moderate Aggressive Fund	D	A
Columbia Portfolio Builder Moderate Conservative Fund	A	A
Columbia Portfolio Builder Moderate Fund	A	A
Columbia Recovery and Infrastructure Fund	A	A
Columbia Retirement Plus 2010 Fund	A	A
Columbia Retirement Plus 2015 Fund	A	A
Columbia Retirement Plus 2020 Fund	A	A
Columbia Retirement Plus 2025 Fund	A	A
Columbia Retirement Plus 2030 Fund	A	A
Columbia Retirement Plus 2035 Fund	C	A
Columbia Retirement Plus 2040 Fund	A	A
Columbia Retirement Plus 2045 Fund	A	A
Columbia Short-Term Cash Fund	A	A

Fund	William F. Truscott	Anthony M. Santomero
Columbia Strategic Allocation Fund	E	A
Columbia U.S. Government Mortgage Fund	A	A
Aggregate Dollar Range of Shares in all Funds in the Combined Fund Complex Overseen or to be Overseen by the Nominee	E	E*

*	Total includes deferred compensation invested in share equivalents

APPENDIX C

Board Governance Committee Charter

C-1

APPENDIX D

Executive Officer and Director Information

Information regarding the current executive officers of each Company, and the principal executive officer and directors of Columbia Management, is shown below.

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Neysa M. Alecu (Born 1964) 2934 Ameriprise Financial Center Minneapolis, MN 55474	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	None	Vice President – Compliance, Ameriprise Financial, Inc., since 2008; Anti-Money Laundering Officer and Identity Theft Prevent Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc., since 2005; Compliance Director, Ameriprise Financial, Inc., 2004 – 2008

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111	President (Principal Executive Officer) (2010)	Senior Vice President and General Manager – Mutual Fund Products (2010)	President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 – January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 – April 2010; Treasurer, Columbia Funds, October 2003 – May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Start Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 – October 2004

Jeffrey P. Fox (Born 1955) 105 Ameriprise Financial Center Minneapolis, MN 55474	Treasurer (2002)	None	Chief Financial Officer, Columbia Management Investment Distributors, LLC (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

Amy K. Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President (2006)	Senior Vice President and Chief Operating Officer (2010)	Chief Administrative Officer, Columbia Management, 2009 – April 2010 (previously Vice President – Asset Management and Trust Company Services, 2006 – 2009 and Vice President – Operations and Compliance, 2004 – 2006); Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc. 2001 – 2004

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110	Vice President (2010)	Director and President (2010)	President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Brian J. McGrane [—] 5228 Ameriprise Financial Center Minneapolis, MN 55474	None	Director, Senior Vice President and Chief Financial Officer	[—]

Colin Moore (Born 1958) One Financial Center Boston, MA 02111	Senior Vice President (2010)	Director and Chief Investment Officer (2010)	Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

D-1

Name, Year of Birth and Address	Position with the Companies and Year First Elected or Appointed to Office	Position with Columbia Management and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President, General Counsel and Secretary (2006)	Vice President and Chief Legal Officer (2005)	Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since 2010; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

William F. Truscott (Born 1960) 5228 Ameriprise Financial Center Minneapolis, MN 55474	Board member (2001)	Chairman of the Board (2010)	President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111	Vice President (2010)	Vice President and Chief Compliance Officer (2010)	Senior Vice President and Chief Compliance Officer, Columbia Funds, since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

D-2

APPENDIX E

Director/Trustee Compensation

Total directors/trustees’ fees paid by each Fund and the Companies to the Non-Interested Directors/Trustees are listed below for each Fund’s last fiscal year. No director/trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All directors/trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Columbia RiverSource Boards or standing Committees, which are not reflected in the amounts shown.

Non-Interested Director/Trustee Compensation from Funds

Fund	Blatz[1]	Carlson[2]	Carlton[3]	Flynn[4]	Jones[5]	Laikind[6]
For Funds with fiscal years ending January 31
Columbia Income Builder Fund	*	*	*	*	*	*
Columbia Portfolio Builder Aggressive Fund	*	*	*	*	*	*
Columbia Portfolio Builder Conservative Fund	*	*	*	*	*	*
Columbia Portfolio Builder Moderate Aggressive Fund	*	*	*	*	*	*
Columbia Portfolio Builder Moderate Conservative Fund	*	*	*	*	*	*
Columbia Portfolio Builder Moderate Fund	*	*	*	*	*	*
For Funds with fiscal years ending March 31
Columbia Equity Value Fund	$1,720	$1,744	$1,604	$1,653	$1,744	$1,604
Amount deferred	$0	$0	$463	$595	$0	$336
For Funds with fiscal years ending April 30
Columbia 120/20 Contrarian Equity Fund	103	104	97	100	104	97
Amount deferred	0	0	24	38	0	29
Columbia Marsico Flexible Capital Fund	[—]	[—]	[—]	[—]	[—]	[—]
Amount deferred	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Recovery and Infrastructure Fund	912	929	869	903	929	869
Amount deferred	0	0	170	366	0	333
Columbia Retirement Plus 2010 Fund	*	*	*	*	*	*
Columbia Retirement Plus 2015 Fund	*	*	*	*	*	*
Columbia Retirement Plus 2020 Fund	*	*	*	*	*	*
Columbia Retirement Plus 2025 Fund	*	*	*	*	*	*
Columbia Retirement Plus 2030 Fund	*	*	*	*	*	*
Columbia Retirement Plus 2035 Fund	*	*	*	*	*	*
Columbia Retirement Plus 2040 Fund	*	*	*	*	*	*
Columbia Retirement Plus 2045 Fund	*	*	*	*	*	*
For Funds with fiscal years ending May 31
Columbia High Yield Bond Fund	4,436	4,626	4,212	4,374	4,495	4,212
Amount deferred	0	0	890	1,720	0	1,490
Columbia Multi-Advisor Small Cap Value Fund	980	1,025	931	968	993	931
Amount deferred	0	0	196	381	0	330
Columbia U.S. Government Mortgage Fund	664	687	625	643	671	625
Amount deferred	0	0	160	239	0	170
For Funds with fiscal years ending June 30
Columbia Dividend Opportunity Fund	3,054	3,178	2,932	3,104	3,095	3,062
Amount deferred	0	0	534	1,327	0	1,329
For Funds with fiscal years ending July 31
Columbia Floating Rate Fund	1,013	1,076	972	1,032	1,027	1,017
Amount deferred	0	0	151	454	0	490
Columbia Income Opportunities Fund	1,838	1,952	1,764	1,869	1,862	1,847
Amount deferred	0	0	271	826	0	898
Columbia Inflation Protected Securities Fund	1,632	1,733	1,566	1,658	1,653	1,639
Amount deferred	0	0	244	731	0	790
Columbia Large Core Quantitative Fund	10,069	10,674	9,637	10,207	10,203	10,076
Amount deferred	0	0	1,502	4,494	0	4,851
Columbia Limited Duration Credit Fund	1,151	1,233	1,111	1,184	1,168	1,170
Amount deferred	0	0	145	539	0	62
Columbia Money Market Fund	7,280	7,694	6,974	7,354	7,370	7,272
Amount deferred	0	0	1,162	3,195	0	3,350
Columbia Short-Term Cash Fund	*	*	*	*	*	*

Fund	Blatz[1]	Carlson[2]	Carlton[3]	Flynn[4]	Jones[5]	Laikind[6]
For Funds with fiscal years ending August 31
Columbia Diversified Bond Fund	10,872	11,740	10,452	11,219	11,014	11,180
Amount deferred	0	0	1,384	5,161	0	5,973
Columbia Minnesota Tax-Exempt Fund	827	891	794	851	837	847
Amount deferred	0	0	108	389	0	445
For Funds with fiscal years ending September 30
Columbia Diversified Equity Income Fund	11,145	11,437	10,376	10,768	11,145	10,376
Amount deferred	0	0	2,800	3,875	0	0
Columbia Large Growth Quantitative Fund	952	977	883	913	952	882
Amount deferred	0	0	291	304	0	0
Columbia Large Value Quantitative Fund	330	339	305	315	330	305
Amount deferred	0	0	116	97	0	0
Columbia Mid Cap Value Opportunity Fund	4,836	4,960	4,498	4,664	4,836	4,498
Amount deferred	0	0	1,242	1,665	0	0
Columbia Strategic Allocation Fund	3,493	3,591	3,253	3,382	3,493	3,253
Amount deferred	0	0	873	1,219	0	0
For Funds with fiscal years ending October 31, 2010
Columbia Absolute Return Currency and Income Fund	1,356	1,410	1,252	1,322	1,322	1,356
Amount deferred	0	0	366	459	0	0
Columbia Asia Pacific ex-Japan Fund(a)	22	22	20	21	22	20
Amount deferred	0	0	8	6	0	0
Columbia Emerging Markets Bond Fund	465	477	430	447	465	430
Amount deferred	0	0	137	150	0	0
Columbia Emerging Markets Opportunity Fund	878	898	814	841	878	814
Amount deferred	0	0	275	276	0	0
Columbia European Equity Fund	161	166	149	155	161	149
Amount deferred	0	0	47	52	0	0
Columbia Global Bond Fund	1,293	1,329	1,196	1,246	1,293	1,196
Amount deferred	0	0	361	428	0	0
Columbia Global Equity Fund	1,092	1,124	1,010	1,052	1,092	1,010
Amount deferred	0	0	325	352	0	0
Columbia Global Extended Alpha Fund	16	16	14	15	16	15
Amount deferred	0	0	5	5	0	0
Columbia Multi-Advisor International Value Fund	2,143	2,201	1,983	2,062	2,143	1,983
Amount deferred	0	0	633	693	0	0
For Funds with fiscal years ending November 30, 2010
Columbia AMT-Free Tax-Exempt Bond Fund	1,649	1,703	1,526	1,586	1,649	1,526
Amount deferred	0	0	560	499	0	0
Columbia Mid Cap Growth Opportunity Fund	1,441	1,479	1,332	1,375	1,441	1,332
Amount deferred	0	0	495	430	0	0

*

Funds-of-Funds in the RiverSource Family Complex do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Fund-of-Funds invests.

Fund	Lewis	Maher[1]	Paglia[2]	Richie[3]	Taunton- Rigby[4]
For Funds with fiscal years ending January 31
Columbia Income Builder Fund	*	*	*	*	*
Columbia Portfolio Builder Aggressive Fund	*	*	*	*	*
Columbia Portfolio Builder Conservative Fund	*	*	*	*	*
Columbia Portfolio Builder Moderate Aggressive Fund	*	*	*	*	*
Columbia Portfolio Builder Moderate Conservative Fund	*	*	*	*	*
Columbia Portfolio Builder Moderate Fund	*	*	*	*	*
Amount deferred
For Funds with fiscal years ending March 31
Columbia Equity Value Fund	$3,776	$1,561	$1,744	$1,629	$1,629
Amount deferred	$618	$1,561	$0	$0	$0
For Funds with fiscal years ending April 30
Columbia 120/20 Contrarian Equity Fund	221	95	104	99	99
Amount deferred	37	95	0	0	0
Columbia Marsico Flexible Capital Fund	[—]	[—]	[—]	[—]	[—]
Amount deferred	[—]	[—]	[—]	[—]	[—]
Columbia Recovery and Infrastructure Fund	1,880	853	929	886	886
Amount deferred	326	853	0	0	0
Columbia Retirement Plus 2010 Fund	*	*	*	*	*
Columbia Retirement Plus 2015 Fund	*	*	*	*	*

Fund	Lewis	Maher[1]	Paglia[2]	Richie[3]	Taunton- Rigby[4]
Columbia Retirement Plus 2020 Fund	*	*	*	*	*
Columbia Retirement Plus 2025 Fund	*	*	*	*	*
Columbia Retirement Plus 2030 Fund	*	*	*	*	*
Columbia Retirement Plus 2035 Fund	*	*	*	*	*
Columbia Retirement Plus 2040 Fund	*	*	*	*	*
Columbia Retirement Plus 2045 Fund	*	*	*	*	*
For Funds with fiscal years ending May 31
Columbia High Yield Bond Fund	9,268	4,114	4,495	4,271	4,271
Amount deferred	1,594	4,114	0	0	0
Columbia Multi-Advisor Small Cap Value Fund	2,038	907	993	944	945
Amount deferred	350	907	0	0	0
Columbia U.S. Government Mortgage Fund	1,398	604	671	632	631
Amount deferred	233	604	0	0	0
For Funds with fiscal years ending June 30
Columbia Dividend Opportunity Fund	6,388	3,025	3,095	2,974	2,974
Amount deferred	1,167	3,025	0	0	0
For Funds with fiscal years ending July 31
Columbia Floating Rate Fund	2,116	1,011	1,027	986	986
Amount deferred	395	1,011	0	0	0
Columbia Income Opportunities Fund	3,812	1,832	1,862	1,789	1,789
Amount deferred	714	1,832	0	0	0
Columbia Inflation Protected Securities Fund	3,404	1,625	1,653	1,588	1,588
Amount deferred	636	1,625	0	0	0
Columbia Large Core Quantitative Fund	20,381	10,019	10,203	9,771	9,771
Amount deferred	3,824	10,019	0	0	0
Columbia Limited Duration Credit Fund	2,359	1,158	1,168	1,128	1,128
Amount deferred	453	1,158	0	0	0
Columbia Money Market Fund	15,303	7,219	7,370	7,063	7,063
Amount deferred	2,824	7,219	0	0	0
Columbia Short-Term Cash Fund	*	*	*	*	*
For Funds with fiscal years ending August 31
Columbia Diversified Bond Fund	21,928	11,153	11,014	10,593	10,593
Amount deferred	4,319	11,153	0	0	0
Columbia Minnesota Tax-Exempt Fund	1,665	845	838	804	804
Amount deferred	326	845	0	0	0
For Funds with fiscal years ending September 30
Columbia Diversified Equity Income Fund	24,962	$7,460	$11,656	$9,314	$10,667
Amount deferred	3,806	$6,697	$3,540	$0	$0
Columbia Large Growth Quantitative Fund	2,194	$730	$988	$850	$908
Amount deferred	332	$691	$163	$0	$0
Columbia Large Value Quantitative Fund	770	$277	$341	$308	$314
Amount deferred	116	$273	$18	$0	$0
Columbia Mid Cap Value Opportunity Fund	10,838	$3,287	$5,051	$4,070	$4,622
Amount deferred	1,651	$2,970	$1,461	$0	$0
Columbia Strategic Allocation Fund	7,846	$2,335	$3,661	$2,928	$3,350
Amount deferred	1,197	$2,091	$1,124	$0	$0
For Funds with fiscal years ending October 31, 2010
Columbia Absolute Return Currency and Income Fund	3,201	$1,017	$1,446	$1,306	$1,306
Amount deferred	490	$891	$364	$0	$0
Columbia Asia Pacific ex-Japan Fund(a)	60	$20	$22	$20	$20
Amount deferred	9	$20	$0	$0	$0
Columbia Emerging Markets Bond Fund	1,118	$363	$486	$443	$442
Amount deferred	170	$330	$94	$0	$0
Columbia Emerging Markets Opportunity Fund	2,144	$703	$912	$835	$835
Amount deferred	325	$656	$137	$0	$0
Columbia European Equity Fund	385	$125	$169	$153	$153
Amount deferred	59	$113	$34	$0	$0
Columbia Global Bond Fund	3,068	$970	$1,361	$1,232	$1,232
Amount deferred	469	$866	$318	$0	$0
Columbia Global Equity Fund	2,613	$855	$1,145	$1,043	$1,043
Amount deferred	398	$780	$213	$0	$0
Columbia Global Extended Alpha Fund	38	$12	$16	$15	$15
Amount deferred	6	$11	$3	$0	$0
Columbia Multi-Advisor International Value Fund	5,121	$1,674	$2,245	$2,042	$2,042
Amount deferred	780	$1,518	$432	$0	$0

Fund	Lewis	Maher[1]	Paglia[2]	Richie[3]	Taunton- Rigby[4]
For Funds with fiscal years ending November 30, 2010
Columbia AMT-Free Tax-Exempt Bond Fund	$3,963	$1,467	$1,715	$1,580	$1,580
Amount deferred	$599	$1,353	$126	$0	$0
Columbia Mid Cap Growth Opportunity Fund	$3,423	$1,277	$1,489	$1,370	$1,370
Amount deferred	$517	$1,193	$94	$0	$0

*

Funds-of-Funds in the RiverSource Family Complex do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Fund-of-Funds invests.

Interested Director/Trustee Compensation from Funds

Neither the Funds nor the Companies paid any directors’/trustees’ fees to Mr. Truscott during each Fund’s last fiscal year.

Aggregate Non-Interested Trustee Compensation for Fiscal Period Ended December 31, 2009

Board Member(1)	Total Compensation from the RiverSource Fund Complex Paid to Non-Interested Trustees for Fiscal Period Ended December 31, 2009
Kathleen Blatz(2)	$172,500
Arne H. Carlson(3)	$177,500
Pamela G. Carlton(4)	$160,000
Patricia M. Flynn(5)	$165,000
Anne P. Jones(6)	$172,500
Jeffrey Laikind(7)	$160,000
Stephen R. Lewis, Jr.(8)	$400,000
John F. Maher(9)	$155,000
Catherine James Paglia(10)	$177,500
Leroy C. Richie(11)	$165,000
Alison Taunton-Rigby(12)	$165,000

(1)	Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation.
(2)

During the fiscal period year ended December 31, 2009, Ms. Blatz deferred $0 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Blatz’s account under that plan was $[—].

(3)

During the fiscal period ended December 31, 2009, Mr. Carlson deferred $0 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Carlson’s account under that plan was $[—].

(4)

During the fiscal period ended December 31, 2009, Ms. Carlton deferred $64,000 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Carlton’s account under that plan was $[—].

(5)

During the fiscal period ended December 31, 2009, Ms. Flynn deferred $49,500 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Flynn’s account under that plan was $[—].

(6)

During the fiscal period ended December 31, 2009, Ms. Jones deferred $0 of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Jones’ account under that plan was $[—].

(7)

During the fiscal period ended December 31, 2009, Mr. Laikind deferred $0 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Laikind’s account under that plan was $[—].

(8)

During the fiscal period ended December 31, 2009, Mr. Lewis deferred $60,000 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Lewis’s account under that plan was $[—].

(9)

During the fiscal period ended December 31, 2009, Mr. Maher deferred $155,000 of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Maher’s account under that plan was $[—].

(10)

During the fiscal period ended December 31, 2009, Ms. Paglia deferred $[—] of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Paglia’s account under that plan was $[—].

(11)

During the fiscal period ended December 31, 2009, Mr. Richie deferred $[—] of his total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Richie’s account under that plan was $[—].

(12)

During the fiscal period ended December 31, 2009, Ms. Taunton-Rigby deferred $[—] of her total compensation from the RiverSource Fund Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Taunton-Rigby’s account under that plan was $[—].

Aggregate Interested Trustee Compensation for Calendar Year Ended December 31, 2009

Board Member	Total Compensation from the Columbia Fund Complex Paid to Interested Trustee for the Calendar Year Ended December 31, 2009
William F. Truscott	$0

Aggregate Non-Interested Nominee Compensation Paid by Columbia Nations Complex for Calendar Year Ended December 31, 2009

Board Member(1)	Total Compensation from the Columbia Funds Complex Paid to Non-Interested Trustees for the Calendar Year Ended December 31, 2009
Edward J. Boudreau, Jr. (2)	$295,000
William P. Carmichael(3)	$357,500
Minor M. Shaw(4)	$287,500
R. Glenn Hilliard(5)	$290,000
William A. Hawkins(6)	$297,500
John J. Nagorniak(7)	$250,000

(1)	All Board Members receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(2)

During the calendar year ended December 31, 2009, Mr. Boudreau deferred $81,627 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Boudreau’s account under that plan was $286,846.

(3)

During the calendar year ended December 31, 2009, Mr. Carmichael deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Carmichael’s account under that plan was $1,056,273.

(4)

During the calendar year ended December 31, 2009, Ms. Shaw deferred $132,587 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Ms. Shaw’s account under that plan was $576,224.

(5)

During the calendar year ended December 31, 2009, Mr. Hilliard deferred $31,154 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hilliard’s account under that plan was $605,201.

(6)

During the calendar year ended December 31, 2009, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Hawkins’s account under that plan was $0.

(7)

During the calendar year ended December 31, 2009, Mr. Nagorniak deferred $69,170 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Mr. Nagorniak’s account under that plan was $130,303.

Aggregate Interested Nominee Compensation Paid by Columbia Nations Complex for Calendar Year Ended December 31, 2009

Board Member(1)	Total Compensation from the Columbia Funds Complex Paid to Interested Trustees for the Calendar Year Ended December 31, 2009
Anthony M. Santomero(2)	$265,000

(1)	All Board Members receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(2)

During the calendar year ended December 31, 2009, Dr. Santomero deferred $122,207 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. As of December 31, 2009, the value of Dr. Santomero’s account under that plan was $203,951.

APPENDIX F

Comparison of Redomiciling Funds and New Funds

Policy	Declaration of Trust of RiverSource Series Trust	Declaration of Trust of RiverSource Special Tax-Exempt Series Trust	Charter of Companies Organized as Minnesota Corporations
Shareholder Liability

Shareholders of the Trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the Trust, and not because of his acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) will be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Shareholders of the Trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the Trust, and not because of his acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) will be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Under Minnesota law, a shareholder’s liability to the corporation or its creditors is limited to paying the amount agreed to be paid for the shares which the shareholder holds or has agreed to purchase.

Shareholder Voting Rights

Shareholders have only the powers to vote on matters as the Trustees may consider desirable and so authorize, and those voting powers expressly granted under the 1940 Act or under the law of Delaware applicable to statutory trusts.

Shares may be voted in person or by proxy or in any manner authorized by the Trustees. On any matter that requires shareholder approval under the 1940 Act, whether shareholders are required to vote by series or class is determined by reference to the 1940 Act. On all other matters, all shares are voted in the aggregate and not by series or class unless the Trustees determine otherwise.

Each holder of shares of any series is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount shall be entitled to a proportionate fractional vote.

Shareholders are entitled to vote cumulatively in the election of trustees.

Shareholders have only the powers to vote on matters as the Trustees may consider desirable and so authorize, and those voting powers expressly granted under the 1940 Act or under the law of Delaware applicable to statutory trusts.

Shares may be voted in person or by proxy or in any manner authorized by the Trustees. On any matter that requires shareholder approval under the 1940 Act, whether shareholders are required to vote by series or class is determined by reference to the 1940 Act. On all other matters, all shares are voted in the aggregate and not by series or class unless the Trustees determine otherwise.

Each holder of shares of any series is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount shall be entitled to a proportionate fractional vote.

Shareholders are entitled to vote cumulatively in the election of trustees.

At all meetings of the shareholders, each shareholder of record entitled to vote is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

Shareholders have the power to vote (i) for the election of Directors; (ii) on most amendments to the corporation’s Articles of Incorporation and on certain amendments to the corporation’s By-Laws; (iii) on certain proposed mergers and exchanges to which the corporation is a party; (iv) on the proposed sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business; and (v) on the proposed dissolution of the corporation.

At all elections of Directors, each shareholder is entitled to as many votes equal to the number of dollars of net asset value of shares owned multiplied by the number of Directors to be elected and may cast all of such votes for a single Director or may distribute them among the number to be voted for, or any two or more of them.

The standard form of certifying resolution creating rights and preferences for series of capital stock provides that each share may be voted by series (i) as required by the provisions of the 1940 Act and all rules and regulations promulgated thereunder; (ii) when the Board of Directors determines that a matter affects series in a materially different way; or (iii) when the Board of Directors determines a matter affects only one or some of the series.

Policy	Declaration of Trust of RiverSource Series Trust	Declaration of Trust of RiverSource Special Tax-Exempt Series Trust	Charter of Companies Organized as Minnesota Corporations
In addition, under Minnesota law, shareholders are entitled to vote as separate series or classes with respect to certain amendments to the corporation’s Articles of Incorporation and on certain mergers and exchanges to which the corporation is a party.

Shareholder Meetings

The Trust is not required to hold annual meetings of shareholders.

Shareholders have the right to call special meetings and vote to remove Trustees but only if and to the extent the SEC staff takes the position by rule, interpretive letter or public release that Section 16(c) of the 1940 Act gives them such right. Otherwise, only the Trustees, the chairman of the Trustees or the president of the Trust may call shareholder meetings.

The Trust is not required to hold annual meetings of shareholders.

Shareholders have the right to call special meetings and vote to remove Trustees but only if and to the extent the SEC staff takes the position by rule, interpretive letter or public release that Section 16(c) of the 1940 Act gives them such right. Otherwise, only the Trustees, the chairman of the Trustees or the president of the Trust may call shareholder meetings.

Regular shareholder meetings are not required; however, a majority of Directors present at a duly held meeting may call a regular meeting of shareholders by fixing the date, time and place for a meeting.

If a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer. Within 30 days after receipt of the demand by one of those officers, the Board of Directors must cause a regular meeting of shareholders to be called and held on notice no later than 90 days after receipt of the demand, all at the expense of the Fund.

Special meetings of the shareholders may be called at any time as provided for by the laws of the State of Minnesota.

In addition, a special meeting of shareholders may be called at any time by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination must be called by 25% or more of the voting power of all shares entitled to vote.

Shareholder Quorum

Except when a larger quorum is

required by applicable law, ten percent (10%) of the shares entitled to vote constitutes a quorum at a shareholders’ meeting. When any one or more class or classes of the Trust is to vote as a single class separate from any other shares, ten percent (10%) of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholder’s meeting of that class.

Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Except when a larger quorum is

required by applicable law, ten percent (10%) of the shares entitled to vote constitutes a quorum at a shareholders’ meeting. When any one or more class or classes of the Trust is to vote as a single class separate from any other shares, ten percent (10%) of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholder’s meeting of that class.

Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The holders of at least 10% of the shares outstanding and entitled to vote, present in person or by proxy, constitute a quorum, but the holders of a smaller amount may adjourn without further notice, other than by notice at the time, until a quorum is secured at any such adjourned meeting. In case a quorum is not present, the meeting may be adjourned without notice.

Shareholder Consent	Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by	[Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter and holding a majority of the shares of any series or class entitled to vote separately on the matter consent to the	An action required or permitted to be taken at a shareholder meeting may be taken by written action signed, or consented to by authorized electronic communication, by all of the shareholders entitled to vote on that action. Such a written action is not effective if it is

Policy	Declaration of Trust of RiverSource Series Trust	Declaration of Trust of RiverSource Special Tax-Exempt Series Trust	Charter of Companies Organized as Minnesota Corporations
	the Bylaws) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.	action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.] [To be updated]	signed or consented to by fewer than all the shareholders entitled to vote on the action.

Notice to Shareholders of Record Date

Notice of any meeting of shareholders must be given by the Trustees not less than 7 days before the date of the meeting.

The Trustees may set a record date for the purpose of determining the shareholders entitled to vote or act at a shareholders’ meeting. The record date cannot be more than 90 days before the date of the meeting.

Notice of any meeting of shareholders must be given by the Trustees not less than 10 days before the date of the meeting.

The Trustees may set a record date for the purpose of determining the shareholders entitled to vote or act at a shareholders’ meeting. The record date cannot be more than 90 days before the date of the meeting.

In general, shareholders who are entitled to vote at a shareholder meeting must be given notice of the meeting at least ten and not more than 60 days before the meeting. In certain cases, the notice of meeting must include specified information required by Minnesota law.

The Board of Directors can establish a record date for determining the shareholders who are entitled to vote at a shareholder meeting. The record date cannot be more than 60 days before the date of the meeting.

Shareholder Proxies

Shares may be voted in person or by proxy, and the form of any such proxy may be prescribed from time to time by the Trustees.

The Trustees may appoint one or more inspectors for any meeting of shareholders, and these inspectors are charged with, among other things, determining the authenticity, validity and effect of proxies.

Shares may be voted in person or by proxy, and the form of any such proxy may be prescribed from time to time by the Trustees.

The Trustees may appoint one or more inspectors for any meeting of shareholders, and these inspectors are charged with, among other things, determining the authenticity, validity and effect of proxies.

At each shareholder meeting, the polls may be opened and closed, the proxies and ballots may be received and taken in charge, and all questions touching the qualification of voters, the validity of proxies, and acceptances or rejections of votes may be decided by two (2) inspectors of election.

Minnesota law provides that shareholders can submit proxies in writing or by telephonic transmission or authenticated electronic communication. It also provides that the Board of Directors can establish procedures whereby a record holder can certify in writing that another person is the beneficial owner of shares, and the beneficial owner then can vote the shares or appoint a proxy.

Director/Trustee Power to Amend Organizational Document	The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees provided notice of such amendment (other than amendments having the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein, or having any other purpose which is ministerial or clerical in nature) shall be transmitted promptly to Shareholders of record at the close of business on the effective date of such amendment; provided that shareholders have the right to vote on any amendment if expressly required under Delaware law or the 1940 Act, or submitted to shareholders by the Trustees at their discretion.	The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees, so long as the amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act. Any amendment that adversely affects the rights of all Shareholders may be adopted at any time by ana majority of the Trustees and authorized by the vote of Shareholders holding a majority of all the Shares outstanding and entitled to vote.	The Articles of Incorporation may be amended, altered, changed or repealed in a manner prescribed by the laws of the State of Minnesota.

Termination of Corporation/Trust	[The Trust and any series thereof may be terminated at any time by vote of at least 66.67% of the shares of each series entitled to vote and voting separately by series, or by the Board of Trustees by written notice to shareholders of such Trust or series.	The Trust may be terminated at any time by a majority of the Trustees, subject to the favorable vote or written consent of the holders of not less than a majority of the shares outstanding and entitled to vote of each Fund of the Trust.	In order to dissolve a Minnesota corporation, the affirmative vote of a majority of the voting power of all shares entitled to vote is required. In order to discontinue an individual class or series of shares without dissolving the corporation, an amendment to the corporation’s Articles of Incorporation is

Policy	Declaration of Trust of RiverSource Series Trust	Declaration of Trust of RiverSource Special Tax-Exempt Series Trust	Charter of Companies Organized as Minnesota Corporations

required. In order to adopt such an amendment, shareholders must approve the amendment by the affirmative vote of the greater of (i) a majority of the voting power of the shares of that class or series present and entitled to vote or (ii) a majority of the voting power of the minimum number of shares of such class or series entitled to vote that would constitute a quorum for the transaction of business at the meeting (a “Minnesota Statutory Vote”).

The Board of Directors, acting without a shareholder vote, does not have the power to dissolve the corporation or to discontinue an individual class or series of shares.

Merger or Consolidation	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Trustees may accomplish such merger or consolidation with written notice to shareholders but without the vote of shareholders, unless such shareholder vote is required by law.	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Trustees may accomplish such merger or consolidation by vote or written consent of a majority of the Trustees and approved by the affirmative vote or written consent of shareholders holding not less than a majority of the shares outstanding and entitled to vote of each Fund whose assets are affected by such transaction.

In most cases, any merger or exchange in which a Minnesota corporation is not the continuing entity, and any sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business, requires the affirmative vote of a majority of the voting power of all shares entitled to vote.

Any sale of the assets belonging to an individual series of shares of a Minnesota corporation in exchange for shares of another corporation or trust or shares of another series of the corporation, while leaving other series of the corporation outstanding, would require an amendment to the corporation’s Articles of Incorporation. In order to adopt such an amendment, shareholders of that series would have to approve the amendment by a Minnesota Statutory Vote.

Removal of Directors/Trustees

A Trustee may be removed with or without cause at any time by a written instrument signed by the other Trustees.

In addition, if required by Section 16(c) of the 1940 Act, any Trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.

A Trustee may be removed with or without cause at any time by (1) a written instrument signed by at least two-thirds of the Trustees prior to such removal, (2) a vote of shareholders holding at least two-thirds of the shares of each series then outstanding, cast in person or by proxy at any meeting called for that purpose, or (3) by a written consent of shareholders holding not less than two-thirds of the shares of each series then outstanding and filed with the Trust’s custodian.

Under Minnesota law, the Board of Directors can remove a Director by a majority vote of the remaining Directors, but only if the Director was appointed by the Board of Directors to fill a vacancy and has not subsequently been elected by shareholders.

In all other cases, a Director can only be removed by shareholder vote. In general, such removal requires the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of Directors. However, where a corporation has cumulative voting (as do the Funds), unless the entire Board of Directors is removed simultaneously, a Director is not removed from the Board of Directors if there are cast against removal of the Director the votes of a proportion of the voting power sufficient to elect the Director at an election of the entire Board of Directors under cumulative voting.

Director/Trustee Committees	The Trustees may appoint from their own number and terminate one or more committees consisting of one or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine.	The Trustees may appoint from their own number and terminate one or more committees consisting of one or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine.	The corporation’s By-Laws provide that the Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee of two or more Directors, which may meet at stated times or on notice to all by any of their number during intervals between meetings of the Board of Directors. The Executive Committee

Policy	Declaration of Trust of RiverSource Series Trust	Declaration of Trust of RiverSource Special Tax-Exempt Series Trust	Charter of Companies Organized as Minnesota Corporations

will advise with and aid the officers of the Fund in all matters concerning its interests and the management of its business, and generally perform such duties and exercise such powers as may be delegated to it from time to time by the Board of Directors.

The Board of Directors also may, by resolution passed by a majority of the whole Board of Directors, appoint any other committee or committees for any purpose or purposes, which committee or committees will have such powers as specified in the resolution of appointment.

Director/Trustee Liability	Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office or position with or on behalf of the Trust.	Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office or position with or on behalf of the Trust.

To the full extent permitted by the laws of the State of Minnesota, no Director of the Fund will be liable to the Fund or to its shareholders for monetary damages for breach of fiduciary duty as a Director but such limit on liability will be permitted only to the extent allowable under the provisions of the 1940 Act.

Under Minnesota law, the foregoing provision is not effective to eliminate a Director’s personal liability to the Funds or its shareholders for, among other things, (i) any breach of the Director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; or (iii) any transaction from which the Director derived an improper personal benefit.

Director/Trustee Indemnification	Each person made or threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding whether civil, criminal, administrative, arbitration, or investigative, including a proceeding by or in the right of the Trust by reason of the former or present capacity as a Trustee or officer of the Trust or who, while a Trustee or officer of the Trust, is or was serving at the request of the Trust or whose duties as a Trustee or officer involve or involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, is indemnified and held harmless by the Trust to the full extent authorized by the laws of the Commonwealth of Massachusetts.	The Trust indemnifies each person made or threatened to be made a party to a proceeding or as a witness by reason of the former or present official capacity of the person, which includes serving as a director, officer or member of a committee of the board of trustees, if, with respect to the acts or omissions of the person complained in the proceeding, the person (1) has not been indemnified by another organization for the same acts or omissions, (2) acted in good faith, (3) received no improper personal benefit, (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (5) depending on the position of such person, either reasonably believed that the conduct was in the best interests of the Trust or reasonably believed that the conduct was not opposed to the best interests of the Trust.	Each person made or threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding whether civil, criminal, administrative, arbitration, or investigative, including a proceeding by or in the right of the Fund by reason of the former or present capacity as a Director of the Fund or who, while a Director of the Fund, is or was serving at the request of the Fund or whose duties as a Director involve or involved service as a director, officer, partner, trustee or agent of another organization or employee benefit plan, whether the basis of any proceeding is alleged action in an official capacity or in any capacity while serving as a director, officer, partner, trustee or agent, will be indemnified and held harmless by the Fund to the full extent authorized by the Minnesota Business Corporation Act, as the same or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Fund to provide broader indemnification rights than the law permitted the Fund to provide prior to such amendment, or by any other applicable law as then in effect, against judgments, penalties, fines including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred in connection therewith and such indemnification will continue as to any person who has ceased to be

Policy	Declaration of Trust of RiverSource Series Trust	Declaration of Trust of RiverSource Special Tax-Exempt Series Trust	Charter of Companies Organized as Minnesota Corporations

a Director or officer and will inure to the benefit of the person’s heirs, executors and administrators provided, however, in an action brought against the Fund to enforce rights to indemnification, the Director will be indemnified only if the action was authorized by the Board of Directors of the Fund. The right to indemnification conferred by the Articles of Incorporation and By-Laws is a contract right and includes the right to be paid by the Fund in advance of the final disposition of a proceeding for expenses incurred in connection therewith provided, however, such payment of expenses will be made only upon receipt of a written undertaking by the Director to repay all amounts so paid if it is ultimately determined that the Director is not entitled to indemnification.

Any indemnification under the Articles of Incorporation or the By-Laws is not exclusive of any other rights of indemnification to which the Directors might otherwise be entitled. No indemnification will be made in violation of the Investment Company Act of 1940.

Dividends	The Trustees may declare and pay dividends and distributions to shareholders of each series from the assets of such series.	The Trustees may declare and pay dividends and distributions to shareholders of each series from the assets of such series.	The corporation’s Articles of Incorporation provide that the Directors may declare and pay dividends in their discretion at any time and from time to time to the extent and from such sources as permitted by the laws of the State of Minnesota. Under Minnesota law, the Board of Directors can authorize a dividend if it determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend.

Capitalization	The beneficial interest in the Trust shall at all times be divided into an unlimited number of shares, without par value.	The beneficial interest in the Trust shall at all times be divided into an unlimited number of shares, having a nominal or par value of one cent ($.01).	The Corporation’s articles of incorporation authorize a limited number of shares of stock. The Board of Directors can authorize the issuance of shares in such classes or series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as are stated in the Board resolution establishing the class or series. The Board of Directors can, without shareholder approval, increase or decrease the total number of authorized shares, or the authorized shares of a class or series, in the manner and to the extent set forth under “Directors’ Power to Amend Articles of Incorporation/Trustees’ Power to Amend Declaration of Trust” above.

Number of Directors/Trustees and Vacancies	The Trustees serving as such may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause.

The Trustees serving as such may increase (to not more than 15) or decrease the number of Trustees by a written instrument signed, or by a resolution approved at a duly constituted meeting, by a majority of the Trustees.

Vacancies in the Board of Trustees may be filled by a majority of the remaining Trustees.

There may be no fewer than two or more than 15 Directors. If a vacancy occurs in the Board of Directors by reason of death, resignation or otherwise, such vacancy may be filled for the unexpired term by a majority vote of the remaining Directors, even if the remaining number of Directors is less than a quorum.

Independent Chair of the Board	The Declaration of Trust does not require an independent chair of the Board of Trustees.	The Declaration of Trust does not require an independent chair of the Board of Trustees.	The Corporation’s By-Laws require the Board of Directors to elect one independent member to serve as Chair of the Board of Directors whose duties include serving as the lead independent Director.

Policy	Declaration of Trust of RiverSource Series Trust	Declaration of Trust of RiverSource Special Tax-Exempt Series Trust	Charter of Companies Organized as Minnesota Corporations
Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the Trust where it may be inspected by any shareholder.	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the Trust where it may be inspected by any shareholder.	Minnesota law requires the corporation (each Fund) to keep (i) a share register containing the names and addresses of its shareholders and the number and classes of shares held by each; (ii) records of all proceedings of shareholders for the last three years; (iii) records of all proceedings of the Board of Directors for the last three years; (iv) its Articles of Incorporation and Bylaws, as amended; (v) certain financial statements which Minnesota law requires the corporation (each Fund) to prepare; (vi) all reports to shareholders generally within the last three years; and (vii) a statement of the names and usual business addresses of its Directors and principal officers. The Fund’s shareholders and beneficial owners have the right, upon written demand stating the purpose, at any reasonable time to examine and copy those records which are reasonably related to the stated purpose, provided that the stated purpose is reasonably related to the person’s interest as a shareholder or beneficial owner.

Involuntary Redemption of Accounts	The Trust may redeem the shares of a shareholder if the amount invested is either (i) less than a certain aggregate net asset value amount, or (ii) equal to or in excess of a certain percentage, in each case as determined by the Board of Trustees and set forth in the current Fund prospectus.	The Trust may redeem the shares of a shareholder if (i) the trustees determine in their sole discretion that redemption would be in the best interest of the holders of the shares of the trust or of any fund, or (ii) the amount invested is less than an amount determined by the Board of Directors and set forth in the current Fund prospectus.	A Company may redeem the shares of a shareholder if the amount invested is less than an amount determined by the Board of Directors and set forth in the current Fund prospectus.

APPENDIX G

More Information on Columbia Management

Executive Officers and Directors of Columbia Management

Columbia Management is a wholly owned subsidiary of Ameriprise Financial, Inc. The principal offices of Ameriprise Financial, Inc. are located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Information regarding the officers and directors of Columbia Management is set forth in Appendix D.

Other Funds Advised by Columbia Management

Columbia Management currently manages certain funds with investment objectives similar to those of the Funds. The table below identifies each such fund, its net assets as of [—], the investment advisory fee rates, and any currently effective contractual or voluntary investment advisory fee reimbursements or waivers.

Affected Fund	Funds with Investment Objectives Similar to Those of the Funds	Net Assets ($ Millions)		Investment Advisory Fee (%)		Investment Advisory Fee Reimbursed or Waived, if any (%)
	[—]	$	[—]	[—]	%	[—]	%
	[—]	$	[—]	[—]	%	[—]	%
	[—]	$	[—]	[—]	%	[—]	%
	[—]	$	[—]	[—]	%	[—]	%
	[—]	$	[—]	[—]	%	[—]	%
	[—]	$	[—]	[—]	%	[—]	%
	[—]	$	[—]	[—]	%	[—]	%
	[—]	$	[—]	[—]	%	[—]	%
	[—]	$	[—]	[—]	%	[—]	%
	[—]	$	[—]	[—]	%	[—]	%

G-1

APPENDIX H

Dates on Which Current IMS Agreements Were Last Approved by Shareholders

Fund	Date of Current IMS Agreement	Date of Most Recent Shareholder Approval of Current IMS Agreement	Purpose of Submission for Shareholder Vote
Columbia 120/20 Contrarian Equity Fund	[—]	[—]	[—]
Columbia Absolute Return Currency and Income Fund	[—]	[—]	[—]
Columbia AMT-Free Tax-Exempt Bond Fund	[—]	[—]	[—]
Columbia Asia Pacific ex-Japan Fund	[—]	[—]	[—]
Columbia Diversified Bond Fund	[—]	[—]	[—]
Columbia Diversified Equity Income Fund	[—]	[—]	[—]
Columbia Dividend Opportunity Fund	[—]	[—]	[—]
Columbia Emerging Markets Bond Fund	[—]	[—]	[—]
Columbia Emerging Markets Opportunity Fund	[—]	[—]	[—]
Columbia Equity Value Fund	[—]	[—]	[—]
Columbia European Equity Fund	[—]	[—]	[—]
Columbia Floating Rate Fund	[—]	[—]	[—]
Columbia Global Bond Fund	[—]	[—]	[—]
Columbia Global Equity Fund	[—]	[—]	[—]
Columbia Global Extended Alpha Fund	[—]	[—]	[—]
Columbia High Yield Bond Fund	[—]	[—]	[—]
Columbia Income Builder Fund	[—]	[—]	[—]
Columbia Income Opportunities Fund	[—]	[—]	[—]
Columbia Inflation Protected Securities Fund	[—]	[—]	[—]
Columbia Large Core Quantitative Fund	[—]	[—]	[—]
Columbia Large Growth Quantitative Fund	[—]	[—]	[—]
Columbia Large Value Quantitative Fund	[—]	[—]	[—]
Columbia Limited Duration Credit Fund	[—]	[—]	[—]
Columbia Marsico Flexible Capital Fund	[—]	[—]	[—]
Columbia Mid Cap Growth Opportunity Fund	[—]	[—]	[—]
Columbia Mid Cap Value Opportunity Fund	[—]	[—]	[—]
Columbia Minnesota Tax-Exempt Fund	[—]	[—]	[—]
Columbia Money Market Fund	[—]	[—]	[—]
Columbia Multi-Advisor International Value Fund	[—]	[—]	[—]
Columbia Multi-Advisor Small Cap Value Fund	[—]	[—]	[—]
Columbia Portfolio Builder Aggressive Fund	[—]	[—]	[—]
Columbia Portfolio Builder Conservative Fund	[—]	[—]	[—]
Columbia Portfolio Builder Moderate Aggressive Fund	[—]	[—]	[—]
Columbia Portfolio Builder Moderate Conservative Fund	[—]	[—]	[—]
Columbia Portfolio Builder Moderate Fund	[—]	[—]	[—]
Columbia Recovery and Infrastructure Fund	[—]	[—]	[—]
Columbia Retirement Plus 2010 Fund	[—]	[—]	[—]
Columbia Retirement Plus 2015 Fund	[—]	[—]	[—]
Columbia Retirement Plus 2020 Fund	[—]	[—]	[—]
Columbia Retirement Plus 2025 Fund	[—]	[—]	[—]
Columbia Retirement Plus 2030 Fund	[—]	[—]	[—]
Columbia Retirement Plus 2035 Fund	[—]	[—]	[—]
Columbia Retirement Plus 2040 Fund	[—]	[—]	[—]
Columbia Retirement Plus 2045 Fund	[—]	[—]	[—]
Columbia Short-Term Cash Fund	[—]	[—]	[—]
Columbia Strategic Allocation Fund	[—]	[—]	[—]
Columbia U.S. Government Mortgage Fund	[—]	[—]	[—]

H-1

APPENDIX I

Comparison of Current and Proposed Annual Operating Expenses

Aggregate Management Fees Paid (Under Current IMS Agreement) and Payable (Under Proposed IMS Agreement) to Columbia Management

Fund Name	Advisory Fees Actually Paid During the Most Recently Completed Fiscal Year (Net of Reimbursements and Waivers) ($)	Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year Under Proposed Advisory Fees (Exclusive of Reimbursements and Waivers) ($)	Difference between Columns 1 and 2 (% Increase)	Advisory Fees that Would Have Been Paid During the Most Recently Completed Fiscal Year under Current Advisory Fee Rates (Exclusive of Reimbursements and Waivers) ($)	Difference between Columns 2 and 4 (% Increase)
For Funds with fiscal period ending March 31
Columbia Equity Value Fund	3,798,147	4,716,100	24.17%	3,798,147	24.17%
For Funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity Fund	[—]	[—]	[—] %	[—]	[—] %
For Funds with fiscal period ending May 31
Columbia U.S. Government Mortgage Fund	1,039,106	1,302,038	25.30%	1,428,866	(8.88)%
For Funds with fiscal period ending June 30
Columbia Dividend Opportunity Fund	8,382,439	8,265,560	(1.39)%	8,747,056	(5.50)%
For Funds with fiscal period ending July 31
Columbia Large Core Quantitative Fund	20,523,109	24,623,156	19.98%	22,928,793	7.39
For Funds with fiscal period ending August 31
Columbia Diversified Bond Fund	20,611,891	20,978,653	1.78%	22,202,026	(5.51)%
Columbia Minnesota Tax-Exempt Fund	1,536,314	1,580,074	2.85%	1,596,363	(1.02)%
For Funds with fiscal period ending September 30
Columbia Diversified Equity Income Fund	29,313,099	27,049,103	(7.72)%	29,313,099	(7.72)%
Columbia Large Growth Quantitative Fund	4,916,816	5,383,244	9.49	4,916,816	9.49%
Columbia Large Value Quantitative Fund	1,872,873	2,011,363	7.39%	1,872,873	7.39%
Columbia Mid Cap Value Opportunity Fund	15,642,396	16,262,824	3.97%	15,642,396	3.97
Columbia Strategic Allocation Fund	6,571,439	8,208,541	24.91%	6,571,439	24.91%
For Funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan Fund	[—]	[—]	[—] %	[—]	[—] %
Columbia Emerging Markets Opportunity Fund	[—]	[—]	[—] %	[—]	[—] %
Columbia European Equity Fund	[—]	[—]	[—] %	[—]	[—] %
Columbia Global Equity Fund	[—]	[—]	[—] %	[—]	[—] %
Columbia Multi-Advisor International Value Fund	[—]	[—]	[—] %	[—]	[—] %
For Funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity Fund	4,828,316	4,647,875	(3.74)%	4,828,316	(3.74)

Amounts Paid by Each Fund to Columbia Management and Affiliates

The following table indicates amounts paid by each Fund to Columbia Management or an affiliate of Columbia Management and fees reimbursed or waived by Columbia Management during each Fund’s last fiscal year:

Fund	Management Fees(a) ($)		Fees Reimbursed or Waived by Columbia Management ($)		Distribution and/or Service Fees ($)		Transfer Agent Fees (S)
For Funds with fiscal period ending March 31
Columbia Equity Value Fund	$	[—]	$	[—]	$	[—]	$	[—]
For Funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity Fund	$	[—]	$	[—]	$	[—]	$	[—]
For Funds with fiscal period ending May 31
Columbia U.S. Government Mortgage Fund	$	[—]	$	[—]	$	[—]	$	[—]

Fund	Management Fees(a) ($)		Fees Reimbursed or Waived by Columbia Management ($)		Distribution and/or Service Fees ($)		Transfer Agent Fees (S)
For Funds with fiscal period ending June 30
Columbia Dividend Opportunity Fund	$	[—]	$	[—]	$	[—]	$	[—]
For Funds with fiscal period ending July 31
Columbia Large Core Quantitative Fund	$	[—]	$	[—]	$	[—]	$	[—]
For Funds with fiscal period ending August 31
Columbia Diversified Bond Fund	$	[—]	$	[—]	$	[—]	$	[—]
Columbia Minnesota Tax-Exempt Fund	$	[—]	$	[—]	$	[—]	$	[—]
For Funds with fiscal period ending September 30
Columbia Diversified Equity Income Fund	$	[—]	$	[—]	$	[—]	$	[—]
Columbia Large Growth Quantitative Fund	$	[—]	$	[—]	$	[—]	$	[—]
Columbia Large Value Quantitative Fund	$	[—]	$	[—]	$	[—]	$	[—]
Columbia Mid Cap Value Opportunity Fund	$	[—]	$	[—]	$	[—]	$	[—]
Columbia Strategic Allocation Fund	$	[—]	$	[—]	$	[—]	$	[—]
For Funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan Fund	$	[—]	$	[—]	$	[—]	$	[—]
Columbia Emerging Markets Opportunity Fund	$	[—]	$	[—]	$	[—]	$	[—]
Columbia European Equity Fund	$	[—]	$	[—]	$	[—]	$	[—]
Columbia Global Equity Fund	$	[—]	$	[—]	$	[—]	$	[—]
Columbia Multi-Advisor International Value Fund	$	[—]	$	[—]	$	[—]	$	[—]
For Funds with fiscal period ending November 30
Columbia Mid Cap Growth Opportunity Fund	$	[—]	$	[—]	$	[—]	$	[—]

(a)	Includes investment advisory and administration fees.

Comparison of Annual Operating Expenses

Columbia 12/20 Contrarian Equity Fund

Columbia 12/20 Contrarian Equity Fund	Class A				Class B				Class C				Class I				Class Z
	Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service(12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia 12/20 Contrarian Equity Fund		1 year		3 years		5 years		10 years
Class A	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class B	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class C	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class I	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class Z	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]

Columbia Asia Pacific Ex-Japan Fund

Columbia Asia Pacific Ex-Japan Fund	Class A				Class C				Class I				Class R				Class R5
	Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service(12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

Columbia Asia Pacific Ex-Japan Fund	Class Z
	Current		Proposed
Management Fees	[—]	%	[—]	%
Distribution and/or Service(12b-1) Fees	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Asia Pacific Ex-Japan Fund		1 year		3 years		5 years		10 years
Class A	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class C	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class I	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R5	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class Z	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]

Columbia Diversified Bond Fund

Columbia Diversified Bond Fund	Class A				Class B				Class C				Class I				Class R2
	Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service(12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Fee Waiver/Expense Reimbursement	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

Columbia Diversified Bond Fund	Class R3				Class R4				Class R5				Class W
	Current		Proposed		Current		Proposed				Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service(12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Fee Waiver/Expense Reimbursement	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Diversified Bond Fund		1 year		3 years		5 years		10 years
Class A	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class B	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class C	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class I	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R2	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R3	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R4	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R5	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class W	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]

Columbia Diversified Equity Income

Columbia Diversified Equity Income Fund	Class A				Class B				Class C				Class I				Class R2
	Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service (12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

Columbia Diversified Equity Income Fund	Class R3				Class R4				Class R5				Class W
	Current		Proposed		Current		Proposed				Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service (12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Diversified Equity Income Fund		1 year		3 years		5 years		10 years
Class A	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class B	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class C	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class I	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class R2	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class R3	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class R4	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class R5	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class W	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%

Columbia Dividend Opportunity Fund

Columbia Dividend Opportunity Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.73%	0.69%	0.73%	0.69%	0.73%	0.69%	0.73%	0.69%	0.73%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.22%	0.22%	0.23%	0.23%	0.22%	0.23%	0.03%	0.03%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.20%	1.16%	1.96%	1.92%	1.95%	1.92%	0.76%	0.72%	1.48%	1.44%
Fee Waiver/ Expense Reimbursement	0.00%	0.02%	0.00%	0.03%	0.00%	0.03%	0.00%	0.00%	0.01%	0.05%
Net Expense Ratio[3]	1.20%	1.14%	1.96%	1.89%	1.95%	1.89%	0.76%	0.72%	1.47%	1.39%

Columbia Dividend Opportunity Fund	Class R4		Class R5		Class W		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.73%	0.69%	0.73%	0.69%	0.73%	0.69%	0.73%	0.69%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
Other Expenses[2]	0.33%	0.33%	0.08%	0.08%	0.20%	0.20%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.06%	1.02%	0.81%	0.77%	1.18%	1.14%	0.95%	0.91%
Fee Waiver/Expense Reimbursement	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Expense Ratio[3]	1.06%	1.02%	0.81%	0.77%	1.18%	1.14%	0.95%	0.91%

[1]

Current “Management Fees” are composed of an investment management service fee of 0.67% and an administration fee of 0.06%. Current “Management Fees” include the impact of a performance incentive adjustment that increased the management fee by 0.08% for the most recent fiscal year. Proposed “Management Fees” are composed of an investment management service fee of 0.63% and an administration fee of 0.06%. Proposed “Management Fees” have been restated to reflect the elimination of the performance incentive adjustment.

[2]	“Other Expenses” have been restated to reflect contractual changes to the transfer agency fees paid and the elimination of the plan administration service fee for Class R.
[3]

Columbia Management has contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until the dates indicated below[, unless sooner terminated at the sole discretion of the Fund’s Board]. Any amounts waived will not be reimbursed by the Fund. Under this agreement, the “Net Expense Ratio” (excluding acquired fund fees and expenses, if any) will not exceed 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 0.75% for Class I, 1.39% for Class R, 1.05% for Class R4, 0.80% for Class R5 and 1.14% for Class W until August 31, 2011. For Class Z shares, the “Net Expense Ratio” (excluding acquired fund fees and expenses, if any) will not exceed 0.89% for Class Z for the period from September 27, 2010 to August 31, 2011 and 0.94% for Class Z for the period from September 1, 2011 to September 30, 2011. For purposes of computing the current “Net Expense Ratios,” the performance incentive adjustment that increased the management fee by 0.08% for the most recent fiscal year is not included.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Dividend Opportunity Fund		1 year	3 years	5 years	10 years
Class A	Current	$690	$934	$1,198	$1,951
	Proposed	$685	$921	$1,176	$1,906
Class B	Current	—	—	—	—
	Did not sell your shares	$699	$916	$1,258	$2,093
	Sold your shares at end of period	$199	$616	$1,058	$2,093
	Proposed	—	—	—	—
	Did not sell your shares	$692	$900	$1,235	$2,047
	Sold your shares at end of period	$192	$600	$1,035	$2,047

Columbia Dividend Opportunity Fund		1 year	3 years	5 years	10 years
Class C	Current	—	—	—	—
	Did not sell your shares	$298	$613	$1,053	$2,280
	Sold your shares at end of period	$198	$613	$1,053	$2,280
	Proposed	—	—	—	—
	Did not sell your shares	$292	$600	$1,035	$2,246
	Sold your shares at end of period	$192	$600	$1,035	$2,246
Class I	Current	$78	$243	$423	$946
	Proposed	$74	$230	$401	$898
Class R	Current	$150	$467	$808	$1,773
	Proposed	$142	$451	$783	$1,725
Class R4	Current	$108	$337	$586	$1,299
	Proposed	$104	$325	$564	$1,252
Class R5	Current	$83	$259	$450	$1,006
	Proposed	$79	$246	$429	$958
Class W	Current	$120	$375	$650	$1,437
	Proposed	$116	$362	$629	$1,391
Class Z	Current	$97	$303	$526	$1,171
	Proposed	$93	$290	$505	$1,124

Columbia Emerging Markets Opportunity Fund

Columbia Emerging Markets Opportunity Fund	Class A				Class B				Class C				Class I				Class R
	Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service(12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

Columbia Emerging Markets Opportunity Fund	Class R4				Class R5				Class W				Class Z
	Current		Proposed		Current		Proposed				Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service (12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Emerging Markets Opportunity Fund		1 year		3 years		5 years		10 years
Class A	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class B	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class C	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class I	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R4	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R5	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class W	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class Z	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]

Columbia Equity Value Fund

Columbia Equity Value Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.57%	0.71%	0.57%	0.71%	0.57%	0.71%	0.57%	0.71%	0.57%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.28%	0.28%	0.27%	0.27%	0.28%	0.28%	0.09%	0.09%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.10%	1.24%	1.84%	1.98%	1.85%	1.99%	0.66%	0.80%	1.38%	1.52%

Columbia Equity Value Fund	Class R3		Class R4		Class R5		Class W		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.57%	0.71%	0.57%	0.71%	0.57%	0.71%	0.57%	0.71%	0.57%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
Other Expenses[2]	0.35%	0.35%	0.35%	0.35%	0.10%	0.10%	0.23%	0.23%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.17%	1.31%	0.92%	1.06%	0.67%	0.81%	1.05%	1.19%	0.89%	1.03%

[1]

Current “Management Fees” are composed of an investment management service fee of 0.51% and an administration fee of 0.06%. Current “Management Fees” include the impact of a performance incentive adjustment that decreased the management fee by 0.01% for the most recent fiscal year. Proposed “Management Fees” are composed of an investment management service fee of 0.65% and an administration fee of 0.06%. Proposed “Management Fees” have been restated to reflect the elimination of the performance incentive adjustment.

[2]	“Other Expenses” have been restated to reflect contractual changes to the transfer agency fees paid and the elimination of the plan administration service fee for Class R.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Equity Value Fund		1 year	3 years	5 years	10 years
Class A	Current	$681	$905	$1,147	$1,843
	Proposed	$694	$946	$1,218	$1,993
Class B	Current	—	—	—	—
	Did not sell your shares	$687	$879	$1,196	$1,969
	Sold your shares at end of period	$187	$579	$996	$1,969
	Proposed	—	—	—	—
	Did not sell your shares	$701	$922	$1,268	$2,119
	Sold your shares at end of period	$201	$622	$1,068	$2,119
Class C	Current	—	—	—	—
	Did not sell your shares	$288	$582	$1,002	$2,174
	Sold your shares at end of period	$188	$582	$1,002	$2,174
	Proposed	—	—	—	—
	Did not sell your shares	$302	$625	$1,074	$2,322
	Sold your shares at end of period	$202	$625	$1,074	$2,322
Class I	Current	$67	$211	$368	$826
	Proposed	$82	$256	$445	$994
Class R	Current	$140	$437	$756	$1,662
	Proposed	$155	$481	$830	$1,818
Class R3	Current	$119	$372	$645	$1,425
	Proposed	$133	$415	$719	$1,584
Class R4	Current	$94	$294	$510	$1,136
	Proposed	$108	$337	$586	$1,299
Class R5	Current	$68	$215	$374	$838
	Proposed	$83	$259	$450	$1,006
Class W	Current	$107	$334	$580	$1,287
	Proposed	$121	$378	$655	$1,448

Columbia Equity Value Fund		1 year	3 years	5 years	10 years
Class Z	Current	$91	$284	$494	$1,100
	Proposed	$105	$328	$570	$1,264

Columbia European Equity Fund

Columbia European Equity Fund	Class A				Class B				Class C				Class I				Class R4
	Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service(12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

Columbia European Equity Fund	Class Z
	Current		Proposed
Management Fees	[—]	%	[—]	%
Distribution and/or Service (12b-1) Fees	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia European Equity Fund		1 year		3 years		5 years		10 years
Class A	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class B	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class C	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class I	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R4	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class Z	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]

Columbia Global Equity Fund

Columbia Global Equity Fund	Class A				Class B				Class C				Class I				Class R
	Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service(12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

Columbia Global Equity Fund	Class R4				Class R5				Class W				Class Z
	Current		Proposed		Current		Proposed				Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service (12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Global Equity Fund		1 year		3 years		5 years		10 years
Class A	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class B	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class C	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class I	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R4	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R5	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class W	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class Z	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]

Columbia Large Core Quantitative Fund

Columbia Large Core Quantitative Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.59%	0.63%	0.59%	0.63%	0.59%	0.63%	0.59%	0.63%	0.59%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.26%	0.26%	0.26%	0.26%	0.26%	0.26%	0.02%	0.02%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.10%	1.14%	1.85%	1.89%	1.85%	1.89%	0.61%	0.65%	1.35%	1.39%
Fee Waiver/ Expense Reimbursement	0.05%	0.07%	0.05%	0.07%	0.05%	0.07%	0.00	0.01%	0.05%	0.07%
Net Expense Ratio[3]	1.05%	1.07%	1.80%	1.82%	1.80%	1.82%	0.61%	0.64%	1.30%	1.32%

Columbia Large Core Quantitative Fund	Class R4		Class R5		Class W		Class Z
	Current	Proposed	Current	Proposed		Proposed	Current	Proposed
Management Fees[1]	0.59%	0.63%	0.59%	0.63%	0.59%	0.63%	0.59%	0.63%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
Other Expenses[2]	0.32%	0.32%	0.07%	0.07%	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	0.91%	0.95%	0.66%	0.70%	1.10%	1.14%	0.85%	0.89%
Fee Waiver/ Expense Reimbursement	0.00	0.01%	0.00	0.01%	0.05%	0.07%	0.05%	0.07%
Net Expense Ratio[3]	0.91%	0.94%	0.66%	0.69%	1.05%	1.07%	0.80%	0.82%

[1]

Current “Management Fees” are composed of an investment management service fee of 0.54% and an administration fee of 0.05%. Current “Management Fees” include the impact of a performance incentive adjustment that decreased the management fee by 0.02% for the most recent fiscal year. Proposed “Management Fees” are composed of an investment management service fee of 0.58% and an administration fee of 0.05%. Proposed “Management Fees” have been restated to reflect the elimination of the performance incentive adjustment.

[2]	“Other Expenses” have been adjusted to reflect contractual changes to the transfer agency fees paid and the elimination of the plan administration service fee for Class R.
[3]

Columbia Management has contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until September 30, 2011[, unless sooner terminated at the sole discretion of the Fund’s Board]. Any amounts waived will not be reimbursed by the Fund. Under this agreement, the “Net Expense Ratio” (excluding acquired fund fees and expenses, if any) will not exceed 1.07% for Class A, 1.82% for Class B, 1.82% for Class C, 0.64% for Class I, 1.32% for Class R, 0.94% for Class R4, 0.69% for Class R5, 1.07% for Class W and 0.82% for Class Z. For purposes of computing the current “Net Expense Ratios,” the performance incentive adjustment that increased the management fee by 0.02% for the most recent fiscal year is not included.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Large Core Quantitative Fund		1 year	3 years	5 years	10 years
Class A	Current	$676	$900	$1,143	$1,838
	Proposed	$678	$910	$1,161	$1,880
Class B	Current	—	—	—	—
	Did not sell your shares	$683	$877	$1,197	$1,973
	Sold your shares at end of period	$183	$577	$997	$1,973
	Proposed	—	—	—	—
	Did not sell your shares	$685	$887	$1,216	$2,015
	Sold your shares at end of period	$185	$587	$1,016	$2,015
Class C	Current	—	—	—	—
	Did not sell your shares	$283	$577	$997	$2,170
	Sold your shares at end of period	$183	$577	$997	$2,170

Columbia Large Core Quantitative Fund		1 year	3 years	5 years	10 years
	Proposed	—	—	—	—
	Did not sell your shares	$285	$587	$1,016	$2,211
	Sold your shares at end of period	$185	$587	$1,016	$2,211
Class I	Current	$62	$196	$341	$766
	Proposed	$65	$207	$362	$813
Class R	Current	$132	$423	$736	$1,625
	Proposed	$134	$433	$755	$1,668
Class R4	Current	$93	$290	$504	$1,123
	Proposed	$96	$302	$525	$1,169
Class R5	Current	$67	$211	$368	$825
	Proposed	$70	$223	$389	$872
Class W	Current	$107	$345	$602	$1,340
	Proposed	$109	$356	$622	$1,385
Class Z	Current	$82	$266	$467	$1,049
	Proposed	$84	$277	$487	$1,094

Columbia Large Growth Quantitative Fund

Columbia Large Growth Quantitative Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.67%	0.74%	0.67%	0.74%	0.67%	0.74%	0.67%	0.74%	0.67%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.04%	0.04%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.22%	1.29%	1.97%	2.04%	1.97%	2.04%	0.71%	0.78%	1.47%	1.54%
Fee Waiver/ Expense Reimbursement	0.00%	0.02%	0.00%	0.02%	0.00%	0.02%	0.00%	0.00%	0.00%	0.02%
Net Expense Ratio[3]	1.22	1.27%	1.97%	2.02%	1.97%	2.02%	0.71%	0.78%	1.47%	1.52%

Columbia Large Growth Quantitative Fund	Class R4		Class W		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.67%	0.74%	0.67%	0.74%	0.67%	0.74%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses[2]	0.34%	0.34%	0.34%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.01%	1.08%	1.01%	1.29%	0.97%	1.04%
Fee Waiver/ Expense Reimbursement	0.00%	0.00%	0.00%	0.02%	0.00%	0.02%
Net Expense Ratio[3]	1.01%	1.08%	1.01%	1.27%	0.97%	1.02%

[1]

Current “Management Fees” are composed of an investment management services fee of 0.61% and an administration fee of 0.06%. Current “Management Fees” include the impact of a performance incentive adjustment that increased the management fee by 0.01% for the most recent fiscal year. Proposed “Management Fees” are composed of an investment management services fee of 0.68% and an administration fee of 0.06%. Proposed “Management Fees” have been restated to reflect the elimination of the performance incentive adjustment.

[2]	“Other Expenses” have been restated to reflect contractual changes to the transfer agency fees paid and the elimination of the plan administration service fee for Class R.
[3]

Columbia Management has contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until November 30, 2011[, unless sooner terminated at the sole discretion of the Fund’s Board]. Any amounts waived will not be reimbursed by the Fund. Under this agreement, the “Net Expense Ratio” (excluding acquired fund fees and expenses, if any) will not exceed 1.27% for Class A, 2.02% for Class B, 2.02% for Class C, 0.82% for Class I, 1.52% for Class R, 1.12% for Class R4, 1.27% for Class W and 1.02% for Class Z. For purposes of computing the current “Net Expense Ratios,” the performance incentive adjustment that increased the management fee by 0.01% for the most recent fiscal year is not included.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Large Growth Quantitative Fund		1 year	3 years	5 years	10 years
Class A	Current	$692	$940	$1,208	$1,972
	Proposed	$697	$959	$1,241	$2,045
Class B	Current	—	—	—	—
	Did not sell your shares	$700	$919	$1,263	$2,106
	Sold your shares at end of period	$200	$619	$1,063	$2,106
	Proposed	—	—	—	—
	Did not sell your shares	$705	$938	$1,297	$2,179
	Sold your shares at end of period	$205	$638	$1,097	$2,179
Class C	Current	—	—	—	—
	Did not sell your shares	$300	$619	$1,063	$2,301
	Sold your shares at end of period	$200	$619	$1,063	$2,301

Columbia Large Growth Quantitative Fund		1 year	3 years	5 years	10 years
	Proposed	—	—	—	—
	Did not sell your shares	$305	$638	$1,097	$2,372
	Sold your shares at end of period	$205	$638	$1,097	$2,372
Class I	Current	$73	$227	$396	$886
	Proposed	$80	$249	$434	$970
Class R	Current	$150	$465	$804	$1,762
	Proposed	$155	$485	$839	$1,838
Class R4	Current	$103	$322	$559	$1,241
	Proposed	$110	$344	$596	$1,322
Class W	Current	$103	$322	$559	$1,241
	Proposed	$129	$407	$707	$1,560
Class Z	Current	$99	$309	$537	$1,194
	Proposed	$104	$329	$573	$1,274

Columbia Large Value Quantitative Fund

Columbia Large Value Quantitative Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.70%	0.75%	0.70%	0.75%	0.70%	0.75%	0.70%	0.75%	0.70%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.07%	0.07%	0.25%	0.25%
Total Annual Fund Operating Expenses[3]	1.20%	1.25%	1.95%	2.00%	1.95%	2.00%	0.77%	0.82%	1.45%	1.50%

Columbia Large Value Quantitative Fund	Class R4		Class T		Class W			Class Z
	Current	Proposed	Current	Proposed	Current	Proposed		Current	Proposed
Management Fees[1]	0.70%	0.75%	0.70%	0.75%	0.70%	[—]	%	0.70%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%	0.25%	[—]	%	0.00%	0.00%
Other Expenses[2]	0.37%	0.37%	0.55%	0.55%	0.25%	[—]	%	0.25%	0.25%
Total Annual Fund Operating Expenses[3]	1.07%	1.12%	1.25%	1.30%	1.20%	[—]	%	0.95%	1.00%

[1]

Current “Management Fees” are composed of an investment management service fee of 0.64% and an administration fee of 0.06%. Current “Management Fees” include the impact of a performance incentive adjustment that increased the management fee by 0.04% for the most recent fiscal year. Proposed “Management Fees” are composed of an investment management service fee of 0.69% and an administration fee of 0.06%. Proposed “Management Fees” have been restated to reflect the elimination of the performance incentive adjustment.

[2]	“Other Expenses” Other expenses have been restated to reflect contractual changes to the transfer agency fees paid and the elimination of the plan administration service fee for Class R.
[3]

Columbia Management has contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until November 30, 2012[, unless sooner terminated at the sole discretion of the Fund’s Board]. Any amounts waived will not be reimbursed by the Fund. Under this agreement, “Total Annual Fund Operating Expenses” (excluding acquired fund fees and expenses, if any) will not exceed 1.28% for Class A, 2.03% for Class B, 2.03% for Class C, 0.90% for Class I, 1.53% for Class R, 1.20% for Class R4, 1.33% for Class T, 1.28% for Class W and 1.03% for Class Z. For purposes of computing the current “Total Annual Fund Operating Expenses,” the performance incentive adjustment that increased the management fee by 0.04% for the most recent fiscal year is not included.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Large Value Quantitative Fund		1 year	3 years	5 years	10 years
Class A	Current	$690	$934	$1,198	$1,951
	Proposed	$695	$949	$1,223	$2,004
Class B	Current	—	—	—	—
	Did not sell your shares	$698	$913	$1,253	$2,085
	Sold your shares at end of period	$198	$613	$1,053	$2,085
	Proposed	—	—	—	—
	Did not sell your shares	$703	$928	$1,279	$2,138
	Sold your shares at end of period	$203	$628	$1,079	$2,138
Class C	Current	—	—	—	—
	Did not sell your shares	$298	$613	$1,053	$2,280
	Sold your shares at end of period	$198	$613	$1,053	$2,280
	Proposed	—	—	—	—
	Did not sell your shares	$703	$928	$1,279	$2,138
	Sold your shares at end of period	$203	$628	$1,079	$2,138
Class I	Current	$79	$246	$429	$958
	Proposed	$84	$262	$456	$1,018

Columbia Large Value Quantitative Fund		1 year	3 years	5 years	10 years
Class R	Current	$148	$459	$793	$1,740
	Proposed	$153	$474	$819	$1,796
Class R4	Current	$109	$341	$591	$1,310
	Proposed	$114	$356	$618	$1,368
Class T	Current	$127	$397	$687	$1,516
	Proposed	$132	$412	$714	$1,573
Class W	Current	$122	$381	$661	$1,459
	Proposed	$127	$397	$687	$1,516
Class Z	Current	$97	$303	$526	$1,171
	Proposed	$102	$319	$553	$1,229

Columbia Mid Cap Growth Opportunity Fund

Columbia Mid Cap Growth Opportunity Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.84%	0.81%	0.84%	0.81%	0.84%	0.81%	0.84%	0.81%	0.84%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.05%	0.05%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.39%	1.36%	2.14%	2.11%	2.14%	2.11%	0.89%	0.86%	1.64%	1.61%
Fee Waiver/ Expense Reimbursement	0.03%	0.08%	0.03%	0.08%	0.03%	0.08%	0.00	0.02%	0.03%	0.08%
Net Expense Ratio[3]	1.36%	1.28%	2.11%	2.03%	2.11%	2.03%	0.89%	0.84%	1.61%	1.53%

Columbia Mid Cap Growth Opportunity Fund	Class R3		Class R4		Class Z
	Current	Proposed	Current	Proposed		Proposed
Management Fees[1]	0.84%	0.81%	0.84%	0.81%	0.84%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.35%	0.35%	0.35%	0.35%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.44%	1.41%	1.19%	1.16%	1.14%	1.11%
Fee Waiver/ Expense Reimbursement	0.00	0.02%	0.00	0.02%	0.03%	0.08%
Net Expense Ratio[3]	1.44%	1.39%	1.19%	1.14%	1.11%	1.03%

1	Current “Management Fees” are composed of an investment management services fee of 0.78% and an administration fee of 0.06%. Proposed “Management Fees” are composed of an investment management services fee of 0.75% and an administration fee of 0.06%. Proposed “Management Fees” have been restated to reflect the elimination of the performance incentive adjustment.
2	“Other Expenses” have been restated to reflect contractual changes to the transfer agency fees paid and the elimination of the plan administration service fee for Class R.
3	Columbia Management has contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until March 31, 2011[, unless sooner terminated at the sole discretion of the Fund’s Board]. Any amounts waived will not be reimbursed by the Fund. Under this agreement, the “Net Expense Ratio” (excluding acquired fund fees and expenses, if any) will not exceed 1.28% for Class A, 2.03% for Class B, 2.03% for Class C, 0.84% for Class I, 1.53% for Class R, 1.39% for Class R3, 1.14% for Class R4 and 1.03% for Class Z. For purposes of computing the current “Net Expense Ratios,” the performance incentive adjustment that increased the management fee by 0.04% for the most recent fiscal year is not included.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Mid Cap Growth Opportunity Fund		1 year	3 years	5 years	10 years
Class A	Current	$706	$987	$1,290	$2,150
	Proposed	$698	$974	$1,271	$2,114
Class B	Current	—	—	—	—
	Did not sell your shares	$714	$967	$1,347	$2,283
	Sold your shares at end of period	$214	$667	$1,147	$2,283
	Proposed	—	—	—	—
	Did not sell your shares	$706	$953	$1,328	$2,248
	Sold your shares at end of period	$206	$653	$1,128	$2,248
Class C	Current	—	—	—	—
	Did not sell your shares	$314	$667	$1,147	$2,475
	Sold your shares at end of period	$214	$667	$1,147	$2,475

Columbia Mid Cap Growth Opportunity Fund		1 year	3 years	5 years	10 years
	Proposed	—	—	—	—
	Did not sell your shares	$306	$653	$1,128	$2,440
	Sold your shares at end of period	$206	$653	$1,128	$2,440
Class I	Current	$91	$284	$494	$1,100
	Proposed	$86	$273	$476	$1,063
Class R	Current	$164	$515	$890	$1,946
	Proposed	$156	$501	$870	$1,909
Class R3	Current	$147	$456	$788	$1,729
	Proposed	$142	$445	$770	$1,694
Class R4	Current	$121	$378	$655	$1,448
	Proposed	$116	$367	$637	$1,412
Class Z	Current	$113	$360	$626	$1,388
	Proposed	$105	$345	$605	$1,349

Columbia Mid Cap Value Opportunity Fund

Columbia Mid Cap Value Opportunity Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.70%	0.73%	0.70%	0.73%	0.70%	0.73%	0.70%	0.73%	0.70%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.02%	0.02%	0.24%	0.24%
Total Annual Fund Operating Expenses[3]	1.19%	1.22%	1.94%	1.97%	1.94%	1.97%	0.72%	0.75%	1.44%	1.47%

Columbia Mid Cap Value Opportunity Fund	Class R3		Class R4		Class R5		Class W		Class Z
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.70%	0.73%	0.70%	0.73%	0.70%	0.73%	0.70%	0.73%	0.70%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.00%	0.00%
Other Expenses[2]	0.31%	0.31%	0.31%	0.31%	0.06%	0.06%	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses[3]	1.26%	1.29%	1.01%	1.04%	0.76%	0.79%	1.19%	1.22%	0.94%	0.97%

1	Current “Management Fees” are composed of an investment management services fee of 0.65% and an administration fee of 0.05%. Current “Management Fees” include the impact of a performance incentive adjustment that decreased the management fee by 0.03% for the most recent fiscal year. Proposed “Management Fees” are composed of an investment management services fee of 0.68% and an administration fee of 0.05%. Proposed “Management Fees” have been restated to reflect the elimination of the performance incentive adjustment.
2	“Other Expenses” have been restated to reflect contractual changes to the transfer agency fees paid and the elimination of the plan administration service fee for Class R.
3	Columbia Management has contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until November 30, 2011[, unless sooner terminated at the sole discretion of the Fund’s Board]. Any amounts waived will not be reimbursed by the Fund. Under this agreement, “Total Annual Fund Operating Expenses” (excluding acquired fund fees and expenses, if any) will not exceed 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 0.79% for Class I, 1.51% for Class R, 1.34% for Class R3, 1.09% for Class R4, 0.84% for Class R5, 1.24% for Class W and 1.01% for Class Z for the period from December 1, 2010 to March 31, 2011 and 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 0.84% for Class I, 1.51% for Class R, 1.39% for Class R3, 1.14% for Class R4, 0.89% for Class R5, 1.26% for Class W and 1.01% for Class Z for the period from April 1, 2011 to November 30, 2011. For purposes of computing the current “Total Annual Fund Operating Expenses,” the performance incentive adjustment that increased the management fee by 0.03% for the most recent fiscal year is not included.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Mid Cap Value Opportunity Fund		1 year	3 years	5 years	10 years
Class A	Current	$689	$931	$1,193	$1,940
	Proposed	$692	$940	$1,208	$1,972
Class B	Current	—	—	—	—
	Did not sell your shares	$697	$909	$1,248	$2,074
	Sold your shares at end of period	$197	$609	$1,048	$2,074
	Proposed	—	—	—	—
	Did not sell your shares	$700	$919	$1,263	$2,106
	Sold your shares at end of period	$200	$619	$1,063	$2,106
Class C	Current	—	—	—	—
	Did not sell your shares	$297	$609	$1,048	$2,269
	Sold your shares at end of period	$197	$609	$1,048	$2,269
	Proposed	—	—	—	—
	Did not sell your shares	$300	$619	$1,063	$2,301
	Sold your shares at end of period	$200	$619	$1,063	$2,301

Columbia Mid Cap Value Opportunity Fund		1 year	3 years	5 years	10 years
Class I	Current	$74	$230	$401	$898
	Proposed	$77	$240	$418	$934
Class R	Current	$147	$456	$788	$1,729
	Proposed	$150	$465	$804	$1,762
Class R3	Current	$128	$400	$693	$1,528
	Proposed	$131	$409	$709	$1,561
Class R4	Current	$103	$322	$559	$1,241
	Proposed	$106	$331	$575	$1,276
Class R5	Current	$78	$243	$423	$946
	Proposed	$81	$253	$440	$982
Class W	Current	$121	$378	$655	$1,448
	Proposed	$124	$387	$671	$1,482
Class Z	Current	$96	$300	$521	$1,159
	Proposed	$99	$309	$537	$1,194

Columbia Minnesota Tax-Exempt Fund

Columbia Minnesota Tax- Exempt Fund	Class A				Class B				Class C
	Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service (12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Minnesota Tax-Exempt Fund		1 year		3 years		5 years		10 years
Class A	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class B	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class C	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%

Columbia Multi-Advisor International Value Fund

Columbia Multi- Advisor International Value Fund	Class A				Class B				Class C				Class I				Class R4
	Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service(12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

Columbia Multi- Advisor International Value Fund	Class Z
	Current		Proposed
Management Fees	[—]	%	[—]	%
Distribution and/or Service (12b-1) Fees	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Multi- Advisor International Value Fund		1 year		3 years		5 years		10 years
Class A	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class B	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class C	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class I	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class R4	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]
Class Z	Current	$	[—]	$	[—]	$	[—]	$	[—]
	Proposed	$	[—]	$	[—]	$	[—]	$	[—]

Columbia Strategic Allocation Fund

Columbia Strategic Allocation Fund	Class A		Class B		Class C		Class I		Class R
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Management Fees[1]	0.57%	0.71%	0.57%	0.71%	0.57%	0.71%	0.57%	0.71%	0.57%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%	0.00%	0.00%	0.50%	0.50%
Other Expenses[2]	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.05%	0.05%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.07%	1.21%	1.82%	1.96%	1.82%	1.96%	0.63%	0.77%	1.32%	1.46%

Columbia Strategic Allocation Fund	Class R4		Class Z
	Current	Proposed	Current	Proposed
Management Fees[1]	0.57%	0.71%	0.57%	0.71%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.35%	0.35%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.93%	1.07%	0.82%	0.96%

[1]

Current “Management Fees” are composed of an investment management service fee of 0.49% and an administration fee of 0.08%. Current “Management Fees” include the impact of a performance incentive adjustment that decreased the management fee by 0.08% for the most recent fiscal year. Proposed “Management Fees” are composed of an investment management service fee of 0.63% and an administration fee of 0.08%. Proposed “Management Fees” have been restated to reflect the elimination of the performance incentive adjustment.

[2]	“Other Expenses” have been restated to reflect contractual changes to the transfer agency fees paid and the elimination of the plan administration service fee for Class R.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia Strategic Allocation Fund		1 year	3 years	5 years	10 years
Class A	Current	$678	$896	$1,132	$1,810
	Proposed	$691	$937	$1,203	$1,961
Class B	Current	—	—	—	—
	Did not sell your shares	$685	$873	$1,186	$1,945
	Sold your shares at end of period	$185	$573	$986	$1,945
	Proposed	—	—	—	—
	Did not sell your shares	$699	$916	$1,258	$2,095
	Sold your shares at end of period	$199	$616	$1,058	$2,095
Class C	Current	—	—	—	—
	Did not sell your shares	$285	$573	$986	$2,142
	Sold your shares at end of period	$185	$573	$986	$2,142
	Proposed	—	—	—	—
	Did not sell your shares	$299	$616	$1,058	$2,290
	Sold your shares at end of period	$199	$616	$1,058	$2,290
Class I	Current	$64	$202	$352	$790
	Proposed	$79	$246	$429	$958
Class R	Current	$134	$419	$724	$1,595
	Proposed	$149	$462	$798	$1,751
Class R4	Current	$95	$297	$516	$1,147
	Proposed	$109	$341	$591	$1,310

Columbia Strategic Allocation Fund		1 year	3 years	5 years	10 years
Class W	Current	$109	$341	$591	$1,310
	Proposed	$123	$384	$666	$1,471
Class Z	Current	$84	$262	$456	$1,018
	Proposed	$98	$306	$532	$1,183

Columbia U.S. Government Mortgage Fund

Columbia U.S. Government Mortgage Fund	Class A				Class B				Class C				Class I				Class R4
	Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed		Current		Proposed
Management Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Distribution and/or Service (12b-1) Fees	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Other Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Less: Fee Waiver/Expense Reimbursement	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%
Total Annual Fund Operating Expenses after Fee Wavier/Expense Reimbursement	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%	[—]	%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Columbia U.S. Government Mortgage Fund		1 year		3 years		5 years		10 years
Class A	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class B	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class C	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class I	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%
Class R4	Current	[—]	%	[—]	%	[—]	%	[—]	%
	Proposed	[—]	%	[—]	%	[—]	%	[—]	%

APPENDIX J

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below.

Fund	Class A	Class B	Class C	Class I	Class R	Class R4	Shares	Class W	Class Y	Class Z	Total

Columbia 120/20 Contrarian Equity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Absolute Return Currency and Income Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia AMT-Free Tax-Exempt Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Asia Pacific ex-Japan Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Diversified Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Diversified Equity Income Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Dividend Opportunity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Emerging Markets Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Emerging Markets Opportunity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Equity Value Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia European Equity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Floating Rate Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Global Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Global Equity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Global Extended Alpha Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia High Yield Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Income Builder Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Income Opportunities Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Inflation Protected Securities Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Large Core Quantitative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Large Growth Quantitative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Large Value Quantitative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Limited Duration Credit Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Marsico Flexible Capital Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Mid Cap Growth Opportunity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Mid Cap Value Opportunity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Minnesota Tax-Exempt Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Money Market Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Multi-Advisor International Value Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Multi-Advisor Small Cap Value Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Portfolio Builder Aggressive Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Portfolio Builder Conservative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Portfolio Builder Moderate Aggressive Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Portfolio Builder Moderate Conservative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

J-1

Fund	Class A	Class B	Class C	Class I	Class R	Class R4	Shares	Class W	Class Y	Class Z	Total

Columbia Portfolio Builder Moderate Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Recovery and Infrastructure Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2010 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2015 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2020 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2025 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2030 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2035 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2040 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2045 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Short-Term Cash Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Strategic Allocation Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia U.S. Government Mortgage Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

J-2

Number of Votes to which Each Class is Entitled

As of the Record Date, each class of each Fund is entitled to the following number of votes:

Fund	Class A	Class B	Class C	Class I	Class R	Class R4	Shares	Class W	Class Y	Class Z	Total
Columbia 120/20 Contrarian Equity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Absolute Return Currency and Income Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia AMT-Free Tax-Exempt Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Asia Pacific ex-Japan Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Diversified Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Diversified Equity Income Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Dividend Opportunity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Emerging Markets Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Emerging Markets Opportunity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Equity Value Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia European Equity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Floating Rate Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Global Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Global Equity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Global Extended Alpha Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia High Yield Bond Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Income Builder Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Income Opportunities Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Inflation Protected Securities Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Large Core Quantitative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Large Growth Quantitative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Large Value Quantitative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Limited Duration Credit Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Marsico Flexible Capital Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Mid Cap Growth Opportunity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Mid Cap Value Opportunity Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Minnesota Tax-Exempt Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Money Market Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Multi-Advisor International Value Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Multi-Advisor Small Cap Value Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Portfolio Builder Aggressive Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Portfolio Builder Conservative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Portfolio Builder Moderate Aggressive Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Portfolio Builder Moderate Conservative Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

Fund	Class A	Class B	Class C	Class I	Class R	Class R4	Shares	Class W	Class Y	Class Z	Total
Columbia Portfolio Builder Moderate Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Recovery and Infrastructure Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2010 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2015 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2020 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2025 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2030 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2035 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2040 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Retirement Plus 2045 Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Short-Term Cash Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia Strategic Allocation Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]
Columbia U.S. Government Mortgage Fund	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

APPENDIX K

Principal Holders and Control Persons

As of November 30, 2010, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Companies to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

[—] Fund/Class	Shareholder Account Registration	Share Balance	Percentage of Class
[—]	[—]	[—]	[—]
[—]	[—]	[—]	[—]
[—]	[—]	[—]	[—]
[—]	[—]	[—]	[—]
[—]	[—]	[—]	[—]
[—]	[—]	[—]	[—]
[—]	[—]	[—]	[—]
[—]	[—]	[—]	[—]

K-1